File No. 333-95845

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 9

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 41

(Check appropriate box or boxes.)

C.M. MULTI-ACCOUNT A

(Exact Name of Registrant)

C.M. LIFE INSURANCE COMPANY

(Name of Depositor)

100 Bright Meadow Boulevard, Enfield, Connecticut 06082

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code (860) 562-1000

Patricia J. Walsh

Vice President

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing will become effective

☐    immediately upon filing pursuant to paragraph (b) of Rule 485

☒    on May 1, 2008 pursuant to paragraph (b) of Rule 485

☐    60 days after filing pursuant to paragraph (a) of Rule 485

☐    on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Definitions

3	Table of Fees and Expenses

4	Condensed Financial Information

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Right to Take Loans; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Right to Cancel Your Contract; Suspension of Payments or Transfers; Taxes; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

18	Experts; Distribution; Custodian

19	Purchase of Securities Being Offered

20	Distribution

21	Not Applicable

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company

C.M. Multi-Account A

MassMutual Artistry Variable Annuity

This prospectus describes the MassMutual Artistry individual or group deferred variable annuity contract offered by C.M. Life Insurance Company. It provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include one fixed account option as well as the following funds which are offered through our separate account, C.M. Multi-Account A.

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund (Series I Shares)
•	AIM V.I. Global Health Care Fund (Series I Shares)
•	AIM V.I. Technology Fund (Series I Shares)

Fidelity® Variable Insurance Products

•	Fidelity® VIP Contrafund® Portfolio (Initial Class)

ING Variable Products Trust

•	ING VP Real Estate Portfolio (Class S)

MML Series Investment Fund

•	MML Aggressive Allocation Fund
•	MML Asset Allocation Fund
•	MML Balanced Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Concentrated Growth Fund (Class II)
•	MML Conservative Allocation Fund
•	MML Emerging Growth Fund
•	MML Equity Income Fund
•	MML Equity Index Fund (Class I)
•	MML Foreign Fund
•	MML Global Fund (Class II)
•	MML Growth Allocation Fund
•	MML Growth & Income Fund
•	MML Growth Equity Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML Moderate Allocation Fund
•	MML NASDAQ-100® Fund*
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Index Fund
•	MML Small/Mid Cap Value Fund (formerly known as MML Small Cap Value Fund)

MML Series Investment Fund II

•	MML Blend Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Inflation-Protected and Income Fund (formerly known as MML Inflation-Protected Bond Fund)
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Small Cap Equity Fund
•	MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer MidCap Fund/VA
•	Oppenheimer Money Fund/VA (unavailable in contracts issued on or after January 19, 2008)
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

PIMCO Variable Insurance Trust

•	PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)
*

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2008. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 43 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Retirement Income Service Center at (800) 272-2216 (press 2) or write to our Retirement Income Service Center using the following address: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, W058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved this contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2008

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	4

Accumulation Unit	21

Annuitant	12

Annuity Date	30

Annuity Options	31

Annuity Payments	30

Retirement Income Service Center	1

Annuity Unit Value	30

Contract Year	22

Free Withdrawals	29

Income Phase	29

Purchase Payment	12

Qualified Contract	37

Separate Account	15

Tax Deferral	5

Tax-Sheltered Annuity	38

Index of Special Terms

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or our Retirement Income Service Center at (800) 272-2216 (press 2) Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/annuities and clicking on “Service Request Form.” Additionally, you may write to our Retirement Income Service Center using the following address: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Annuity Service Center HUB, W058, 1295 State Street, Springfield, MA 01111-0111.

Sending Forms and Written Requests in Good Order.  From time to time you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Retirement Income Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

This annuity is a contract between “you,” the owner, and “us,” C. M. Life Insurance Company. The contract is intended for retirement savings or other long-term investment purposes. The contract is designed primarily for use in annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended. These plans are sometimes called “tax-sheltered annuities” or “TSAs”. Subject to state availability, this contract may also be sold to governmental entities pursuant to Code Section 457(b).

In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is at least 30 days from when you purchase the contract. The contract, like all deferred annuity contracts, has two phases –  the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

Contract Type.  The contract described in this prospectus is an individual or group deferred variable annuity. The contract provides for accumulation of contract value and annuity payments during the income phase, on a fixed and/or variable basis.

The Prospectus and the Contract.  This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Some of the subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

Contacting the Company/Overview

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

Annuity Options.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Subject to state availability, your choices include over forty funds and one fixed account. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed account. See “Investment Choices.”

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties and a contingent deferred sales charge may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge” and “Taxes.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Death Benefit.  A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit” and “Income Phase.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Group Contracts.  We may issue the contract as an individual or group variable annuity contract. In those states where we issue a group contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and having it forwarded to us along with an initial payment.

The certificate we issue indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

Overview

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of the certificate under a group contract and the owner of an individual contract have the same rights and benefits. As a result, the term “contract” means either an individual deferred variable annuity or a certificate issued under the group deferred variable annuity.

Right to Cancel Your Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

Overview

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current	Maximum

Transfer Fee	None	The lesser of $20 or 2% of the amount transferred.

Loan Origination Fee	None	$35

Contingent Deferred Sales Charge (as a percentage of the amount withdrawn or applied to an annuity option)	8%*	8%*

*Contingent Deferred Sales Charge Schedule
Contract Year	1	2	3	4	5	6	7	8	9	10 and later
Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$0	$60

Separate Account Annual Expenses
(as a percentage of the average account value)
	Current	Maximum
Mortality and Expense Risk Charge	1.03%	1.25%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	1.18%	1.50%

Table of Fees and Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2007. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.42%	1.44%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2007.

Investment Management Fees and Other Expenses

Fund	Management Fees	Other Expenses		12b-1 Fees	Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses
AIM V.I. Financial Services Fund – Series I	0.75%	0.36%		—	—		1.11%	[2]
AIM V.I. Global Health Care Fund – Series I	0.75%	0.32%		—	0.01%	[1]	1.08%	[2,3]
AIM V.I. Technology Fund – Series I	0.75%	0.35%		—	0.01%	[1]	1.11%	[2]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.56%	0.09%		—	—		0.65%	[4]
ING VP Real Estate Portfolio (Class S)	0.75%	0.17%		0.25%	—		1.17%	[5]
MML Aggressive Allocation Fund	0.10%	0.25%	[6]	—	0.79%	[7]	1.14%	[8]
MML Asset Allocation Fund	0.55%	0.04%	[9]	—	—		0.59%
MML Balanced Allocation Fund	0.10%	0.25%	[6]	—	0.67%	[7]	1.02%	[8]
MML Blend Fund	0.40%	0.04%	[9]	—	—		0.44%
MML Blue Chip Growth Fund	0.75%	0.09%		—	—		0.84%
MML Concentrated Growth Fund (Class II)	0.60%	0.21%		—	—		0.81%
MML Conservative Allocation Fund	0.10%	0.25%	[6]	—	0.64%	[7]	0.99%	[8]
MML Emerging Growth Fund	1.05%	0.39%		—	—		1.44%	[11]
MML Enhanced Index Core Equity Fund	0.55%	0.15%	[9]	—	—		0.70%
MML Equity Fund	0.38%	0.04%		—	—		0.42%
MML Equity Income Fund	0.75%	0.03%	[9]	—	—		0.78%
MML Equity Index Fund (Class I)	0.10%	0.35%		—	—		0.45%	[12]
MML Foreign Fund	0.89%	0.11%		—	—		1.00%
MML Global Fund (Class II)	0.60%	0.45%		—	—		1.05%	[10]
MML Growth Allocation Fund	0.10%	0.25%	[6]	—	0.74%	[7]	1.09%	[8]
MML Growth & Income Fund	0.50%	0.04%	[9]	—	—		0.54%
MML Growth Equity Fund	0.80%	0.30%		—	—		1.10%	[11]
MML Income & Growth Fund	0.65%	0.05%		—	—		0.70%
MML Inflation-Protected and Income Fund	0.57%	0.04%		—	—		0.61%
MML Large Cap Growth Fund	0.65%	0.07%		—	—		0.72%
MML Large Cap Value Fund	0.77%	0.05%		—	—		0.82%
MML Managed Bond Fund	0.44%	0.02%		—	—		0.46%

Table of Fees and Expenses

Fund	Management Fees	Other Expenses		12b-1 Fees	Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses
MML Mid Cap Growth Fund	0.77%	0.04%		—	—		0.81%
MML Mid Cap Value Fund	0.84%	0.04%	[9]	—	—		0.88%
MML Moderate Allocation Fund	0.10%	0.25%	[6]	—	0.70%	[7]	1.05%	[8]
MML Money Market Fund	0.49%	0.07%		—	—		0.56%
MML NASDAQ-100® Fund	0.45%	0.54%		—	—		0.99%	[11]
MML Small Cap Equity Fund	0.65%	0.27%	[9]	—	—		0.92%
MML Small Cap Growth Equity Fund	1.07%	0.08%	[9]	—	—		1.15%
MML Small Cap Index Fund	0.35%	0.09%	[9]	—	—		0.44%
MML Small/Mid Cap Value Fund	0.75%	0.04%		—	—		0.79%
MML Small Company Opportunities Fund	1.05%	0.08%		—	0.01%	[13]	1.14%
Oppenheimer Balanced Fund/VA (Non-Service)	0.72%	0.03%	[14]	—	—		0.75%	[15,16]
Oppenheimer Capital Appreciation Fund/VA (Non-Service)	0.64%	0.01%	[14]	—	—		0.65%	[15]
Oppenheimer Global Securities Fund/VA (Non-Service)	0.62%	0.03%	[14]	—	—		0.65%	[15]
Oppenheimer High Income Fund/VA (Non-Service)	0.73%	0.03%	[14]	—	—		0.76%	[17]
Oppenheimer International Growth Fund/VA (Non-Service)	0.97%	0.04%	[14]	—	—		1.01%	[15]
Oppenheimer Main Street Fund®/VA (Non-Service)	0.64%	0.01%	[14]	—	—		0.65%	[15]
Oppenheimer MidCap Fund/VA (Non-Service)	0.68%	0.01%	[14]	—	—		0.69%	[15]
Oppenheimer Money Fund/VA (Non-Service)*	0.45%	0.05%	[14]	—	—		0.50%	[18]
Oppenheimer Strategic Bond Fund/VA (Non-Service)	0.57%	0.02%	[14]	—	0.02%		0.61%	[19]
Panorama Growth Portfolio (Non-Service)	0.63%	0.06%	[14]	—	—		0.69%	[15]
Panorama Total Return Portfolio (Non-Service)	0.63%	0.05%	[14]	—	—		0.68%	[15]
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	0.49%	0.34%		0.25%	0.05%		1.13%	[20]

* Unavailable in contracts issued on or after January 19, 2008.

1. Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

2. The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the percentages shown in this table: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2009.

3. Effective July 1, 2007, the Fund’s adviser contractually agreed to waive 100% of the advisory fee it receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. If this fee waiver agreement was reflected in the table Total Annual Fund Operating Expenses would be 1.07%. This waiver agreement is in effect through at least April 30, 2009.

4. A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund’s expenses. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. Including these reductions, the Total Annual Fund Operating Expenses would have been 0.64%. These offsets may be discontinued at any time.

Table of Fees and Expenses

5. The advisor has entered into a written expense limitation agreement with the portfolio under which it will limit expenses of the portfolio to 1.55%, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the advisor within three years. The expense limit will continue through at least May 1, 2009. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the advisor provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of the investment management agreement.

6. Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

7. Acquired Fund Fees and Expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund Fees and Expenses may differ due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

8. MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other nonrecurring or unusual expenses), excluding Acquired Fund Fees and Expenses, through April 30, 2009, to the extent that Other Expenses would otherwise exceed 0.10%. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the Funds do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be: 0.99% for MML Aggressive Allocation Fund; 0.87% for MML Balanced Allocation Fund; 0.84% for MML Conservative Allocation Fund; 0.94% for MML Growth Allocation Fund; and 0.90% for MML Moderate Allocation Fund.

9. Other Expenses include Acquired Fund Fees and Expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund Fees and Expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

10. MassMutual has agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through April 30, 2009. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.80% for MML Global Fund (Class II).

11. MassMutual has agreed to bear expenses of the Funds (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) in excess of 0.11% of the average daily net asset values of the MML Growth Equity Fund and MML NASDAQ-100® Fund and 0.20% of the average daily net asset values of the MML Emerging Growth Fund through April 30, 2009. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for the Funds do not include this reimbursement. If this table did reflect these reimbursements, the Total Annual Fund Operating Expenses would be: 0.91% for MML Growth Equity Fund; 0.56% for MML NASDAQ-100® Fund; and 1.25% for MML Emerging Growth Fund.

12. MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) in excess of 0.05% of the average daily net asset values through April 30, 2009. Such agreements cannot be terminated unilaterally by MassMutual. We did not reimburse any expenses of the MML Equity Index Fund (Class I) in 2007.

13. Acquired Fund Fees and Expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund Fees and Expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

14. The Other Expenses in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund’s fiscal year ended December 31, 2007, the transfer agent fees did not exceed the expense limitation.

15. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Oppenheimer Institutional Money Market Fund. During the fiscal year, these amounts were not material to the ratios in the table. The Fund also receives certain credits from the Fund’s custodian that, during the fiscal year, reduced its custodial expenses by less than 0.01% of average daily net assets.

16. Effective September 1, 2007, the Manager voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the Total Annual Operating Expenses of the Fund will not exceed 0.67% on an annual basis. After applying these waivers for the partial year from September 1, 2007 through December 31, 2007, the Management Fees were 0.70% and the Total Annual Fund Operating Expenses for the full year ended December 31, 2007 were 0.73%. This voluntary waiver and/or reimbursement may be withdrawn at any time.

17. The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund. The Fund also receives certain credits from the Fund’s custodian that, during the fiscal year, reduced its custodial expenses by 0.01% of average daily net assets. After these waivers and credits, the actual Other Expenses as percentages of average daily net assets were 0.01% and Total Annual Fund Operating Expenses as percentages of average daily net assets were 0.74%.

18. The Fund also receives certain credits from the Fund’s custodian that, during the fiscal year, reduced its custodial expenses by less than 0.01% of average daily net assets.

19. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. The Fund also had a reduction to custodian expenses of $2,906. After the waivers/reductions the actual Other Expenses and Total Annual Fund Operating Expenses as a percentage of average daily net assets were 0.00% and 0.57%.

20. The advisor has contractually agreed to waive the advisory fee and the administration fee, respectively, paid to the advisor by PIMCO Cayman Commodity Portfolio I LTD. (the Subsidiary). This waiver may not be terminated by the advisor and will remain in effect for as long as the advisor’s contract with the Subsidiary is in place. If the table reflected these waivers, the Total Annual Fund Operating Expenses would be 1.08%.

(See the fund prospectuses for more information.)

Table of Fees and Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any of your contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently the income phase is not available until 30 days after you purchase your contract).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,054	$1,642	$2,150	$3,470	$319	$976	$1,656	$3,470
Sub-account with minimum total operating expenses	$ 960	$1,359	$1,671	$2,476	$217	$671	$1,151	$2,476

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any of your contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently the income phase is not available until 30 days after you purchase your contract).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,004	$1,492	$1,898	$2,954	$265	$814	$1,390	$2,954
Sub-account with minimum total operating expenses	$ 910	$1,204	$1,405	$1,900	$163	$505	$ 871	$1,900

The examples using current expenses do not reflect an annual contract maintenance charge. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.22%.

The examples do not reflect any premium taxes.    However, premium taxes may apply.

There is an accumulation unit value history in “Appendix A—Condensed Financial Information.”

The examples should not be considered a representation of past or future expenses.

Table of Fees and Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner must be an individual, unless the contract is issued under Code Section 457(b), in which case the owner must be a non-natural entity. We will not issue a contract to you if you have passed your 85th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary.

For owners of contracts issued under an ERISA plan, your rights in this contract may be subject to the plan documents.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. However, in order for the contract to qualify as a tax-sheltered annuity or an individual retirement annuity, you must be named as owner and annuitant.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application.

If you are married and your contract is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted.

Purchasing a Contract

Purchase Payments

The minimum amount we accept for an initial purchase payment is:

•	$600 by the first contract anniversary date, for a contract purchased with salary reduction payments; or

•	$2,000 for a contract purchased through a direct asset transfer from another financial institution or one of our affiliates or through non-salary reduction payments.

Additional purchase payments can be made to this contract. However, additional purchase payments of less than $50 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1.5 million up to age 75 1/2; or

•	$500,000 if older than age 75 1/2 or if the owner is a non-natural person.

The Company/Ownership of the Contract/Purchasing a Contract

You may give your complete application to your registered representative. Purchase payments can be made:

•	by mailing a check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Artistry

Retirement Income Payment Services

MassMutual P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Artistry

Retirement Income Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

C.M. Life Insurance Co. Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Retirement Income Service Center. We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise. Unless we are instructed otherwise, we will apply purchase payments made by your employer in accordance with your purchase payment allocation instructions in effect at the time we receive your employer’s purchase payment.

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed account) at any one time in the event administrative burdens require such a limitation.

Once we receive your purchase payment and the necessary information at our Retirement Income Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If additional purchase payments are made to your contract, we will credit these amounts to your contract on the business day we receive them at our Retirement Income Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Retirement Income Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Purchasing a Contract

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•

if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•

if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•

if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•

if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•	if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable

Replacement of Life Insurance or Annuities/Suitability

annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Retirement Income Service Center unless your state has other requirements.

The Separate Account

We established C.M. Multi-Account A (the separate account) as a separate account under Connecticut law on August 3, 1994. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

Investment Choices

Suitability/Right to Cancel Your Contract/Investment Choices

The Funds

The contract offers the following funds. We may add or eliminate funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
AIM V.I. Global Health Care Fund (Series I Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
AIM V.I. Technology Fund (Series I Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)

Adviser: Fidelity Management & Research Company

Sub-Adviser: FMR Co., Inc.; Fidelity Research & Analysis Company; Fidelity Management & Research (U.K.) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Limited

Large Cap Blend
ING Variable Products Trust
ING VP Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	Sector
MML Series Investment Fund
MML Aggressive Allocation Fund	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Asset Allocation Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Balanced
MML Balanced Allocation Fund	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Blue Chip Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Concentrated Growth Fund (Class II)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Large Cap Growth

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Conservative Allocation Fund	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: Delaware Management Company and Insight Capital Research & Management, Inc.	Small/Mid-Cap Growth
MML Equity Income Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Blend
MML Foreign Fund	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Global Fund (Class II)	Adviser: MassMutual Sub-Adviser: Neuberger Berman Management, Inc.	International/Global
MML Growth Allocation Fund	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Growth & Income Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Large Cap Blend
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Income & Growth Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Large Cap Value
MML Large Cap Growth Fund	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Large Cap Growth
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Large Cap Value
MML Mid Cap Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
MML Mid Cap Value Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value
MML Moderate Allocation Fund	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML NASDAQ-100® Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Growth

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth
MML Small Cap Index Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Small/Mid-Cap Blend
MML Small/Mid Cap Value Fund	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Large Cap Blend
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Large Cap Value
MML Inflation-Protected and Income Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Growth
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend
Oppenheimer MidCap Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Oppenheimer Money Fund/VA unavailable in contracts issued on or after 1/19/08	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Short Term/Stable Value
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Panorama Growth Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Value
Panorama Total Return Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	Sector

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver copies of the current fund prospectuses to you. You may also contact our Retirement Income Service Center and request copies of the current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund
•	MML Balanced Allocation Fund
•	MML Conservative Allocation Fund
•	MML Growth Allocation Fund
•	MML Moderate Allocation Fund

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.40%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit massmutual.com/compensation or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive From Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General.  The compensation that we receive may be significant and we may profit from this compensation. Additionally, when electing the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Fixed Account

In most states, we offer one fixed account, as an investment option.

Purchase payments allocated to the fixed account and transfers to the fixed account become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (“1933 Act”) nor is the general account registered under the Investment Company Act of 1940 (“1940 Act”) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the

Investment Choices

staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed account or the general account. Disclosures regarding the fixed account or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

You may allocate purchase payments to the fixed account. You can also make transfers of your contract value into the fixed account. You do not participate in the investment performance of the assets in the fixed account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Equity Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Equity Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Equity Fund.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that

Investment Choices/Contract Value/Transfers and Transfer Programs

instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your fully completed request at our Retirement Income Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed transfer request at our Retirement Income Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You may transfer all or part of your assets in a fund or the fixed account. You can make a transfer to or from the fixed account and to or from any fund.

Currently, you can transfer contract value during the accumulation phase without charge. However, we reserve the right to deduct a transfer fee of $20 per transfer or, if less, 2% of the amount transferred for each transfer allowed in a calendar year as provided by the contract. We also reserve the right to limit the number of transfers that you can make as provided by the contract.

The following rules apply to any transfer during the accumulation phase:

(1)	Currently, the minimum amount which you can transfer is:

•	$100; or

•	the entire value in a fund, if less.

We reserve the right to impose a minimum transfer requirement of $500. Currently, we do not require that a minimum amount remain in the fund after a transfer. However, we reserve the right to request that $500 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

(2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3)	During any contract year, we limit transfers out of the fixed account to 30% of your contract value in the fixed account as of the end of the previous contract year. However, if you transfer 30% of your contract value in the fixed account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in the fixed account, provided that you have not applied payments or transferred contract value into the fixed account from the time the first annual transfer was made. For purposes of this restriction, your contract value in the fixed account does not include the amount of any outstanding loan. You may not transfer contract value out of the loaned portion of the fixed account. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of the fixed account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

(4)	We consider The Fixed Account and a money market fund to be “competing accounts.” We have some specific rules pertaining to transfers in and out of competing accounts.

You may not make a transfer out of The Fixed Account to a money market fund, however, you may make a transfer out of a money market fund to The Fixed Account.

Transfers out of The Fixed Account

•	As noted above, you may not make a transfer out of The Fixed Account to a money market fund.

•	If you make a transfer out of The Fixed Account, for a period of 90 days following that transfer, you may not make transfers from any investment choice into a money market fund.

Transfers into The Fixed Account

•	If you make a transfer into The Fixed Account, for a period of 90 days following that transfer, you may not make transfers out of a money market fund.

Transfers out of a money market fund

•	If you make any transfer out of a money market fund, for a period of 90 days following that transfer, you may not make transfers from any investment choice into The Fixed Account.

Transfers and Transfer Programs

Transfers into a money market fund

•	If you make a transfer into a money market fund, for a period of 90 days following that transfer, you may not make transfers out of The Fixed Account.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market

Transfers and Transfer Programs

timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year without incurring a fee. However, we reserve the right to deduct a transfer fee of $20 per transfer or, if less, 2% of the amount transferred for each transfer allowed in a calendar year as provided by the contract.

You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $500 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $500 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Retirement Income Service Center.

Overview.  We currently offer the following transfer programs:

1.	Dollar Cost Averaging Program;

2.	Automatic Rebalancing Program; and

3.	Interest Sweep Option.

•	These programs are only available during the accumulation phase of your contract;

•	You may only participate in one of these programs at any one time;

•	Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year;

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

Transfers and Transfer Programs

•	if we receive from you a written request or request over the telephone to terminate the program at our Retirement Income Service Center at least 5 business days prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed account cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Interest Sweep Option.  Under this program, we will automatically transfer earnings from your contract value in the fixed account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in the non-loaned portion of the fixed account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your contract is issued under an ERISA plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either partial or total withdrawals of your contract value.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables. After you withdraw your full contract value, the contract does not provide a death benefit.

We will take any partial withdrawal proportionally from your contract value in the funds and the non-loaned portion of the fixed account. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund or the non-loaned portion of the fixed account, if less. We require that after you make a partial withdrawal you keep at least $600 in your contract unless your withdrawal is a minimum required distribution. We have reserved the right to treat a request for a partial withdrawal that would result in contract value of less than $600 as a request for a total withdrawal of contract value. Partial withdrawals are subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less the amount attributable to any outstanding loan, if any; and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Transfers and Transfer Programs/Withdrawals

Requests in Writing.  To request a withdrawal in writing, submit to our Retirement Income Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  You may request certain partial and full withdrawals by telephone. Contact our Retirement Income Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at our Retirement Income Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Retirement Income Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Retirement Income Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP, but we reserve the right to charge in the future. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices.

Your SWP will end:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or the fixed account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Right to Take Loans

In some states, if your contract is a tax-sheltered annuity, you may be able to take a loan under your contract. However, if the contract is a governmental 457(b) deferred compensation contract or an individual retirement annuity, you may not take a loan under the contract. Any permissible loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan you can take, and there is a required loan repayment schedule. If you default and do not correct the default within the applicable grace period, the entire outstanding loan balance will be considered a taxable distribution, and we will do appropriate tax reporting. We will withdraw sufficient contract value to repay the debt to the extent such withdrawals are not restricted under the Internal Revenue Code. If we cannot make such withdrawals because they are restricted under the Internal Revenue Code, the loan will remain outstanding and continue to accrue interest until it is satisfied.

Withdrawals

If you own a contract with an outstanding loan and are taking an eligible distribution of your entire contract value, we will deduct any outstanding contract debt from the amount you withdraw. If you make a partial withdrawal, the contract value remaining after the withdrawal must not be less than:

•	the amount of any loan outstanding; plus

•	interest on the loan for 12 months based on the loan interest rate then in effect; plus

•	any contingent deferred sales charge that would apply to such an amount otherwise withdrawn.

As long as your loan is outstanding, a portion of your contract value equal to the loan amount is held in the loaned portion of the fixed account. We will deduct your requested loan amount from your investment choice(s) in proportion to the non-loaned value of each on the date of your loan request. Upon repayment of the loan, we will transfer value equal to the repayment from the loaned portion of the fixed account to your investment choice(s) based upon your current purchase payment allocation.

Amounts held in the fixed account equal to the amount of any outstanding loan are not available for withdrawal or transfer. If you do not repay the loan, we will deduct the loan amount from your withdrawal or death benefit.

You may not begin receiving annuity payments if you have an outstanding loan balance.

The maximum number of loans we permit you to take at any one time is three. However, you may not take more than two loans in any calendar year.

Currently, we do not deduct a charge from your contract if you take a loan under your contract. However, we reserve the right to deduct a charge not to exceed $35 from your contract value as a loan origination fee should it become necessary for us to seek reimbursement for expenses related to the administration of contract loans.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.03% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•

the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We may increase the mortality and expense risk charge, but it will not exceed 1.25%.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each

Withdrawals/Expenses

fund, after fund expenses are deducted. We assess this charge to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%.

Annual Contract Maintenance Charge

Currently, we do not deduct an annual contract maintenance charge from your contract. However, we reserve the right to deduct an amount not to exceed $60 from your contract at the end of each contract year as an annual maintenance contract charge should it become necessary for us to seek reimbursement for expenses relating to the issuance and maintenance of the contract.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount and the amount you apply to an annuity option. We use this charge to cover certain expenses relating to the sale of the contract.

If you withdraw:

•	from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

•	the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge from the contract value. You will receive a check for the net amount.

The amount of the charge depends on the amount you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply your contract value to an annuity option. The contingent deferred sales charge is assessed as follows:

Contract Year of Withdrawal or Annuity Date	Charge

1st Year	8%
2nd Year	8%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year	2%
9th Year	1%
10th Year and thereafter	0%

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•

If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including individual retirement annuities. We look to the Internal Revenue Code for the definition and description of excess contributions.

•	When you apply your contract value to an annuity option (except as described under Annuity Option E and F).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

•

When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs

Expenses

may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Retirement Income Service Center.

•	If you are 59 1/2 or older, and you apply your entire contract value:

-	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

-	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

Free Withdrawals

In your first contract year, you may withdraw up to 10% of your contract value as of the beginning of the contract year reduced by any free withdrawal amount previously taken during the contract year. Beginning in your second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year reduced by any free withdrawal amount previously taken during the contract year. You may take the 10% in multiple withdrawals each year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

Currently, you can make an unlimited number of transfers every calendar year during the accumulation phase without charge. During the income phase, we allow 6 transfers and they currently are not subject to a transfer fee. However, we reserve the right to deduct a transfer fee of $20 per transfer or, if less, 2% of the amount transferred for each transfer allowed in a calendar year as provided by the contract.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than

Expenses/The Income Phase

$100, we reserve the right to change the payment basis to equivalent less frequent payments.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. According to your contract, your annuity date cannot be earlier than 5 years after you buy the contract. However, we currently allow you to select an annuity date that is at least 30 days after you purchase your contract. You may choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

(1)	The 90th birthday of the annuitant; or

(2)	The latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts. In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and tax-sheltered annuities, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Options and Annuity Payments.  At the annuity date, you have the same fund choices that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the fixed account will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E or F only); and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E or F only); and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We

The Income Phase

calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E or F.

Limitation on Payment Options.  If your contract is issued under an ERISA plan, the annuity options available to you may be restricted. If you are married when your contract enters the income phase, you will generally receive a variable annuity payment under Annuity Option D, unless you receive the consent of your spouse to elect another annuity option. If you are not married when your contract enters the income phase, you will receive a variable annuity payment under Annuity Option B with payments guaranteed for ten years, unless you elect another annuity option.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options
Annuity Option A – Life Income. (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: 100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

The Income Phase

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option: If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge: In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump-sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Annuity Option F – Special Income Settlement Agreement. (variable and/or fixed payments)

Number of Annuitants: Determined in accordance with terms agreed upon in writing by both you and us.

Length of Payment Period: Determined in accordance with terms agreed upon in writing by both you and us.

Withdrawal Option/Switch Annuity Option: If we agree to pay you a variable annuity payment for a specified period of time under this annuity option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge: In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump-sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

The Income Phase

Death Benefit

Death Of Contract Owner During The Accumulation Phase

If you die during the accumulation phase, we will pay a death benefit to your primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options.

Death Benefit Amount During The Accumulation Phase

Impact of Withdrawals on the Death Benefit Amount

When calculating the death benefit amount payable from your contract, we reflect each withdrawal of contract value as a deduction. Generally, the deduction equals the dollar amount of each withdrawal. We use the phrase “less any” to describe this treatment of withdrawals within our formulas. In some cases, we reflect each withdrawal of contract value as a percentage of the contract value withdrawn. We use the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any” to describe this treatment of withdrawals within our formulas. Because this formula uses the percent of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

A)	Before the date you or the annuitant, if the contract is owned by a non-natural person, reach age 80, the death benefit during the accumulation phase will be the greater of:

(1)	your purchase payments, less* any withdrawals, less the amount attributable to any outstanding loan, and less any applicable charges; or

(2)	your contract value, less the amount attributable to any outstanding loan, as of the business day we receive proof of death and election of the payment method.

* (For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

B)	After you or the annuitant, if the contract is owned by a non-natural person, reach age 80, the death benefit during the accumulation phase is your contract value, less the amount attributable to any outstanding loan, as of the business day we receive proof of death at our Retirement Income Service Center and election by the beneficiary to receive the death benefit payment under one of the death benefit options provided by the contract.

Death Benefit Options During The Accumulation Phase

The availability of certain death benefit options may be limited in order to comply with the required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death.

Options for a Spouse Who is the Sole Primary Beneficiary

In addition to options 1, 2 and 3 above, a spouse who is the sole primary beneficiary has the following options, based on contract type:

Tax-sheltered Annuity.  If your contract is a tax-sheltered annuity and your spouse is the

Death Benefit

sole primary beneficiary, then the surviving spouse may elect to roll-over a lump sum payment of the death benefit into an eligible retirement plan. If the owner was under 70 at the time of death, the spouse may be able to defer the timing of any required distributions under the contract. You should consult your own tax adviser about your own circumstances.

Individual Retirement Annuity.  If your contract is an individual retirement annuity and your spouse is the sole primary beneficiary, then the surviving spouse may elect to continue the contract as an IRA in his or her own name at the then current contract value and exercise all of the contract owner’s rights under the contract. The then current contract value may be less than the death benefit. If at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued. An election to continue the contract can only be made once while the contract is in effect.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Retirement Income Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary (ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

•

Only certain annuity contracts issued by us or our subsidiary companies can be used to establish a Beneficiary IRA. Additionally, the Beneficiary IRA must satisfy a certain minimum size. Please consult your registered representative for further information.

•

For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge. Should the beneficiary decide to establish a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates, any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates, must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money

Death Benefit

Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	Joint ownership of a Beneficiary IRA is not allowed.

•	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

•

Required Minimum Distributions (RMDs) must begin by December 31st of the year following the year of the date of the contract owner’s death and will only be allowed on a quarterly or annual basis. The RMD amount will be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required. Any other distributions taken during the current year will be subject to applicable contingent deferred sales charges as defined in the contract.

•

The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	All distributions from this contract will be paid to the Owner/Annuitant.

•

Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.

•

If a Beneficiary IRA is established with a new annuity contract or as a payout option under the current contract, the following optional features, generally available under certain contracts, are unavailable: the Guaranteed Minimum Accumulation Benefit, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Withdrawal Benefit. However, the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5SM (GMIB 5) and MassMutual Guaranteed Income Plus 6SM (GMIB 6) are available if they are generally available under the contract being utilized for the Beneficiary IRA. Before choosing GMIB 5 or GMIB 6, make sure you are aware of how withdrawals in the contract may affect the feature benefits by reading a current prospectus. For example, RMDs that exceed the current contract year interest earned on your GMIB Value will reduce the GMIB Value on a pro-rata basis. If a beneficiary establishes a Beneficiary IRA with a GMIB 5 or GMIB 6 the IRS may take the position that the inclusion of these benefits will not allow the contract to meet the RMD rules in certain instances without a complete surrender of the contract. Even if the RMD rules could be met, the value of either GMIB 5 or GMIB 6 may be adversely impacted or eliminated if the beneficiary is required to commence RMDs prior to the time the GMIB 5 or GMIB 6 benefit could be exercised.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax advisor for advice prior to establishing a Beneficiary IRA.

Death Of Contract Owner

During The Income Phase

If you die during the income phase, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death Of Annuitant During The Accumulation Phase Or The Income Phase

If the owner is a non-natural entity, and the annuitant dies, we will treat the death of the annuitant as the death of the contract owner. If the annuitant dies during the income phase, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of the annuitant’s death.

Death Benefit

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules generally provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you, having control of the assets held in the separate account. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. A tax advisor should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

Income Tax Withholding

All distributions or the portion of distributions includible in your gross income may be subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Sections 401

Taxes

and 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) Plan or a tax-sheltered annuity made after December 31, 1998.

Qualified Contracts

If you purchase the contract under a tax-qualified retirement plan, your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: tax-sheltered annuities, deductible and non-deductible individual retirement annuities, and pension and profit- sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be applicable for certain distributions from a tax-sheltered annuity or other qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 403(b) (tax-sheltered annuities – TSAs), 401 (Pension and Profit-Sharing Plans), and 408 (individual retirement annuities – IRAs). The 10% penalty tax does not apply to distributions from governmental 457(b) deferred compensation contracts attributable to governmental 457(b) deferred compensation contributions. Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•

after severance from employment, distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from individual retirement annuities, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from individual retirement annuities);

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from individual retirement annuities);

•

distributions from an individual retirement annuity for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

•	distributions from an individual retirement annuity to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

•	distributions from an individual retirement annuity which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan or a governmental 457(b) deferred compensation contract must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b)

Taxes

the calendar year in which you retire. The date set forth in (b) does not apply to an individual retirement annuity or a 5% owner. Special rules may apply to amounts accumulated in a tax-sheltered annuity prior to December 31, 1986. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawal Restrictions – Tax-Sheltered Annuities

Recently issued IRS regulations make significant changes to the requirements that must be met in order for a Tax-Sheltered Annuity (TSA) plan to qualify under section 403(b). Starting January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. TSA plan participants should contact their individual TSA Plan to determine the specific rules that apply to them.

Certain transactions, often called “Revenue Ruling 90-24” exchanges or transfers, are a common non-taxable method to exchange one TSA contract for another. The new tax regulations impose restrictions on a TSA plan participant’s ability to enter into this type of exchange or transfer after September 24, 2007. Generally an exchange may only be done when the provider of the new TSA contract agrees to share information with the TSA plan to insure that the requirements of the TSA plan are met. However, because most of the regulations are not effective until 2009, there is great uncertainty about their application to contract exchanges that take place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that takes place prior to January 1, 2009 may cause a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange will not have adverse tax consequences. Until more guidance is provided on this issue, you should consult with a qualified tax advisor before you request an exchange.

The Code limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	the TSA plan terminates (starting 1/1/09).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

Withdrawal Restrictions – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1/2.

Taxes

Withdrawal Restrictions –  Governmental 457(b) Deferred Compensation Contract

Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus and the statement of additional information related to qualified contracts contain more detailed information regarding these rules.

Rollovers

If it meets the requirements of an eligible rollover distribution, a distribution from a tax-sheltered annuity, an individual retirement annuity, or a governmental 457(b) deferred compensation contract to a surviving spouse may be rolled over to an individual retirement annuity, or to a tax-sheltered annuity, a tax-qualified plan or a governmental 457(b) deferred compensation plan in which the spouse participates, if permitted by the plan. Furthermore, a distribution from a tax- sheltered annuity or from a governmental 457(b) deferred compensation contract to a former spouse who is an alternate payee under a qualified domestic relations order may be rolled over to an individual retirement annuity or other eligible retirement plan, if the distribution meets the requirements of an eligible rollover distribution.

If you are eligible for a distribution from your tax-sheltered annuity or from your governmental 457(b) deferred compensation contract, you may roll the amount distributed into an individual retirement annuity, a tax-sheltered annuity that accepts rollover contributions, or into a tax- qualified plan or a governmental 457(b) deferred compensation plan, if permitted by the plan. Only pre-tax amounts distributed from a tax-sheltered annuity may be rolled over into a tax-qualified plan or a governmental 457(b) deferred compensation plan.

Amounts distributed from a governmental 457(b) deferred compensation contract that are rolled over into an individual retirement annuity, a tax- qualified plan or a tax-sheltered annuity become subject to the 10% federal premature distribution penalty upon subsequent distribution. Amounts from an individual retirement annuity, a tax- sheltered annuity or a tax-qualified plan that are rolled over into a governmental 457(b) deferred compensation contract continue to be subject to the 10% federal premature distribution penalty.

Spousal Consent

If you are married and your contract is issued under an ERISA plan, vested, accrued benefits payable to you at the time of your annuity date must be payable in the form of a qualified joint and survivor annuity. If you die prior to your annuity date, vested, accrued benefits must be payable to your surviving spouse in the form of a qualified pre-retirement survivor annuity. The payment of benefits in any other manner generally requires spousal consent.

However, spousal consent is not required in the following situations:

•	if you have no spouse,

•	if it has been established that your spouse cannot be located,

•	if you and your spouse are legally separated,

•	if you have a court order demonstrating that you have been abandoned.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Taxes

Other Information

Terminal Illness Benefit

In most states, you may elect a Terminal Illness Benefit. We will require proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child.

We will determine the amount of payment when we receive your written request. Prior to the date you or the annuitant, if the contract is owned by a non-natural person, reach age 80, the Terminal Illness Benefit is the greater of:

(1)	your purchase payments, less any withdrawals, the amount attributable to any outstanding loan, and any applicable charges; or

(2)	your contract value, less the amount attributable to any outstanding loan.

After you or the annuitant, if the contract is owned by a non-natural person, reach age 80, the Terminal Illness Benefit will be your contract value, less any outstanding loan amount.

We will not apply a contingent deferred sales charge with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit will terminate the contract.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the Financial Industry Regulatory Authority. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI.  Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers.  We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional compensation

Other Information

for selling this contract, visit www.massmutual.com/compensation or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Electronic Transmission Of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Retirement Income Service Center for more information.

Assignment

If your contract is issued as a 403(b) tax-sheltered annuity or an individual retirement annuity, you cannot assign the contract. If your contract is issued pursuant to a qualified plan other than an individual retirement annuity, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of contract owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Changes to the Contract.  We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

Other Information

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the fixed account or payment of loan proceeds from the fixed account for the period permitted by law but not for more than six months.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

C.M. Life is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While C.M. Life is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to C.M. Life’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

C.M. Life and MassMutual, its parent, together with numerous other defendants, have been named in an adversary proceeding in the Enron bankruptcy.

In 2005, C.M. Life received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2007, C.M. Life has paid $22 million of the original $43 million accrual. Additionally in 2007, C.M. Life revised this estimate and reduced the liability by $2 million.

It is the opinion of management that the ultimate resolution of these matters will not materially impact C.M. Life’s financial position or liquidity. However, the outcome of a particular proceeding may be material to C.M. Life’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of C.M. Life’s income for the period.

C.M. Life and its parent are subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. C.M. Life has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with examinations and investigations, C.M. Life and its parent have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, Financial Industry Regulatory Authority, Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

C.M. Life believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact C.M. Life’s financial position or liquidity. The outcome of a particular matter may be material to C.M. Life’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of C.M. Life’s income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Other Information

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution and Administration

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

Other Information

[This Page Intentionally Left Blank]

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for MassMutual Artistry (AN6103SAI).

Name

Address

City	State	Zip

Telephone

[This Page Intentionally Left Blank]

Appendix A – Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Value at Inception Date
AIM V.I. Financial Services	$10.41	$13.54	$11.77	$11.24	$10.47	$8.17	$9.72	$10.39(a)
AIM V.I. Global Health Care	11.59	10.49	10.08	9.44	8.88	7.03	9.41	9.52(a)
AIM V.I. Technology	3.10	2.91	2.66	2.64	2.55	1.78	3.38	4.26(a)
Calvert Social Balanced	—	—	9.65	9.24	8.64	7.32	8.44	8.84(a)
Fidelity VIP Contrafund	15.41	13.26	12.01	10.39	9.11	7.17	8.01	8.27(a)
Fidelity VIP Growth Opportunities	—	—	8.02	7.45	7.04	5.50	7.12	7.64(a)
ING VP Real Estate	10.12	12.24	N/A	N/A	N/A	N/A	N/A	10.00(c)
Janus Aspen Balanced	—	—	10.70	10.03	9.35	8.29	8.97	9.14(a)
MFS Investors Trust	—	—	8.73	8.23	7.48	6.20	7.93	8.52(a)
MFS New Discovery	—	—	14.00	13.46	12.79	N/A	N/A	10.00(b)
MML AllianceBernstein Large Cap Growth	7.53	6.71	6.47	6.20	6.07	4.63	6.71	7.41(a)
MML American Century Income & Growth	10.78	10.99	9.50	9.19	8.23	6.44	8.08	8.53(a)
MML American Century Mid Cap Value	18.50	19.17	16.60	15.99	14.15	11.10	12.86	12.29(a)
MML Babson Blend	11.91	11.38	10.30	9.96	9.27	7.91	9.04	9.22(a)
MML Babson Enhanced Index Core Equity	16.34	15.84	13.80	13.23	12.07	N/A	N/A	10.00(b)
MML Babson Inflation-Protected Bond(d)	11.61	10.93	10.95	10.90	10.38	N/A	N/A	10.00(b)
MML Babson Managed Bond	14.14	13.36	12.98	12.83	12.43	11.91	11.12	10.74(a)
MML Capital Guardian Asset Allocation	15.00	15.01	13.41	12.43	11.61	N/A	N/A	10.00(b)
MML Capital Guardian Growth & Income	15.34	15.58	14.32	13.69	12.55	N/A	N/A	10.00(b)
MML Davis Large Cap Value	12.60	12.24	10.84	10.03	9.08	7.09	8.56	9.03(a)
MML Emerging Growth	6.80	5.84	5.61	5.62	4.96	3.44	6.05	6.76(a)
MML Equity Index	9.85	9.48	8.32	8.06	7.38	5.83	7.61	8.13(a)
MML Goldman Sachs/AllianceBernstein Small Cap Value(e)	16.63	20.61	17.40	16.18	13.23	N/A	N/A	10.00(b)
MML Legg Mason Concentrated Growth	9.82	8.63	8.25	7.39	6.33	5.31	6.37	7.08(a)
MML NASDAQ-100®	4.93	4.20	3.98	3.98	3.64	2.48	4.03	4.72(a)
MML Neuberger Berman Global	7.01	6.84	6.16	5.89	5.69	4.64	6.30	7.07(a)
MML Oppenheimer/Bernstein Equity	12.14	11.81	10.12	9.93	8.68	6.89	8.66	9.38(a)
MML Oppenheimer Small Cap Equity	14.21	14.56	13.33	13.52	11.75	9.06	10.40	10.51(a)

Appendix A – Condensed Financial Information

Sub-Account	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Value at Inception Date
MML Oppenheimer Small Company Opportunities	18.39	20.03	17.55	16.01	13.63	N/A	N/A	10.00(b)
MML Small Cap Index	14.39	14.64	12.86	12.48	10.73	7.41	9.44	9.89(a)
MML Templeton Foreign	14.64	13.05	10.69	9.82	8.38	6.42	7.97	8.72(a)
MML T. Rowe Price Blue Chip Growth	16.24	14.58	13.48	12.87	11.99	N/A	N/A	10.00(b)
MML T. Rowe Price Equity Income	17.05	16.73	14.22	13.85	12.20	N/A	N/A	10.00(b)
MML T. Rowe Price Growth Equity	6.07	5.89	5.84	5.69	5.49	4.52	6.33	7.07(a)
MML T. Rowe Price Mid-Cap Growth	16.32	14.12	13.39	11.81	10.09	7.38	9.48	9.56(a)
MML W&R/Wellington Small Cap Growth Equity	11.27	10.40	9.65	8.75	7.82	5.33	7.27	8.03(a)
Oppenheimer Balanced	13.42	13.09	11.91	11.60	10.66	8.64	9.75	10.11(a)
Oppenheimer Capital Appreciation	9.35	8.29	7.77	7.48	7.08	5.47	7.57	8.28(a)
Oppenheimer Global Securities	14.37	13.68	11.76	10.41	8.84	6.25	8.13	8.52(a)
Oppenheimer High Income	13.26	13.43	12.42	12.28	11.40	9.31	9.65	9.71(a)
Oppenheimer International Growth	12.58	11.30	8.74	7.76	6.66	4.49	6.35	7.53(a)
Oppenheimer Main Street	10.25	9.93	5.32	4.79	4.05	3.26	4.57	4.88(a)
Oppenheimer MidCap	5.69	5.41	8.74	8.34	7.71	6.16	7.67	8.08(a)
Oppenheimer Money(f)	11.37	10.96	10.59	10.42	10.44	10.48	10.45	10.37(a)
Oppenheimer Strategic Bond	16.01	14.77	13.90	13.70	12.76	10.93	10.30	10.00(a)
Panorama Growth	10.20	9.85	8.69	8.26	7.66	6.11	7.63	8.03(a)
Panorama Total Return	11.14	10.65	9.65	9.32	8.61	7.20	8.51	8.89(a)
PIMCO CommodityRealReturn Strategy	11.46	9.42	N/A	N/A	N/A	N/A	N/A	10.00(c)
Scudder VIT EAFE Equity Index	—	—	—	8.17	6.94	5.27	6.80	7.60(a)

(a)	Commencement of public offering was June 29, 2001.
(b)	Commencement of public offering was May 1, 2003.
(c)	Commencement of public offering was May 1, 2006.
(d)	This sub-account is now known as MML Babson Inflation-Protected and Income.
(e)	This sub-account is now known as MML AllianceBernstein Small/Mid Cap Value.
(f)	This sub-account is unavailable in contracts issued on or after January 19, 2008.

Appendix A – Condensed Financial Information

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001
AIM V.I. Financial Services(a)	68,947	67,525	69,001	68,772	61,367	48,859	20,874
AIM V.I. Global Health Care(a)	276,740	276,063	263,649	262,115	244,026	182,984	85,074
AIM V.I. Technology(a)	323,300	333,021	322,864	297,431	277,315	183,525	77,174
Calvert Social Balanced(a)	—	—	253,858	210,859	156,206	93,275	21,119
Fidelity VIP Contrafund(a)	2,086,576	1,931,498	1,569,584	1,237,584	985,945	650,266	205,298
Fidelity VIP Growth Opportunities(a)	—	—	151,482	150,793	126,797	90,468	39,517
ING VP Real Estate(c)	59,184	45,035	N/A	N/A	N/A	N/A	N/A
Janus Aspen Balanced(a)	—	—	807,083	787,864	804,392	709,418	239,049
MFS Investors Trust(a)	—	—	106,432	104,480	96,520	79,780	30,224
MFS New Discovery(b)	—	—	20,262	14,770	4,390	N/A	N/A
MML AllianceBernstein Large Cap Growth(a)	872,057	853,065	788,722	732,864	596,347	465,490	214,069
MML American Century Income & Growth(a)	1,085,128	1,099,409	1,132,946	1,124,691	1,021,261	850,456	384,039
MML American Century Mid Cap Value(a)	1,304,534	1,265,686	1,230,298	1,146,708	1,011,949	844,017	352,679
MML Babson Blend(a)	2,642,771	2,963,747	2,387,250	2,495,247	2,480,341	2,338,571	1,158,677
MML Babson Enhanced Index Core Equity(b)	84,490	77,134	6,938	6,344	2,053	N/A	N/A
MML Babson Inflation-Protected Bond(b),(d)	508,854	455,958	343,359	184,561	48,191	N/A	N/A
MML Babson Managed Bond(a)	1,600,248	1,569,966	1,572,793	1,521,241	1,456,652	1,269,202	565,451
MML Capital Guardian Asset Allocation(b)	1,378,058	1,259,694	785,775	527,511	178,060	N/A	N/A
MML Capital Guardian Growth & Income(b)	1,396,459	1,334,655	1,046,888	773,282	242,086	N/A	N/A
MML Davis Large Cap Value(a)	727,303	669,197	563,234	507,095	453,194	333,300	198,648
MML Emerging Growth(a)	174,541	149,450	112,267	98,397	74,362	37,469	11,391
MML Equity Index(a)	465,705	472,124	487,172	525,833	466,858	399,104	181,252
MML Goldman Sachs/AllianceBernstein Small Cap Value(b),(e)	419,871	346,326	229,269	96,664	16,092	N/A	N/A
MML Legg Mason Concentrated Growth(a)	601,097	544,453	494,998	425,312	414,343	318,979	145,420
MML NASDAQ-100®(a)	180,207	176,403	172,569	181,931	155,152	81,118	25,866
MML Neuberger Berman Global(a)	346,561	350,622	340,248	342,342	352,760	305,371	147,493
MML Oppenheimer/Bernstein Equity(a)	2,521,911	2,675,866	2,935,240	2,964,337	2,950,362	2,764,769	1,372,688
MML Oppenheimer Small Cap Equity(a)	286,691	282,989	279,131	275,398	255,130	219,775	108,355
MML Oppenheimer Small Company Opportunities(b)	189,977	150,112	96,973	54,802	21,473	N/A	N/A
MML Small Cap Index(a)	275,415	264,688	212,989	188,213	145,291	106,210	40,452
MML Templeton Foreign(a)	587,031	487,574	398,999	294,193	231,071	165,018	60,189
MML T. Rowe Price Blue Chip Growth(b)	189,241	157,255	113,006	63,932	26,254	N/A	N/A
MML T. Rowe Price Equity Income(b)	627,898	502,944	354,869	167,326	39,717	N/A	N/A
MML T. Rowe Price Growth Equity(a)	133,461	155,775	172,168	158,789	124,425	108,631	64,086

Appendix A – Condensed Financial Information

Sub-Account	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001
MML T. Rowe Price Mid-Cap Growth(a)	1,288,041	1,233,197	1,201,160	1,168,293	990,303	756,590	248,527
MML W&R/Wellington Small Cap Growth Equity(a)	440,235	384,139	293,028	227,552	176,999	118,287	53,930
Oppenheimer Balanced(a)	832,644	840,782	911,665	817,067	729,260	558,638	277,447
Oppenheimer Capital Appreciation(a)	2,640,069	2,611,179	2,474,116	2,322,311	1,945,418	1,554,583	719,398
Oppenheimer Global Securities(a)	3,952,749	3,954,402	3,793,131	3,540,220	3,111,673	2,547,490	1,129,848
Oppenheimer High Income(a)	670,815	639,203	567,414	528,582	459,725	367,170	165,444
Oppenheimer International Growth(a)	722,100	530,524	409,080	349,754	277,780	221,343	104,858
Oppenheimer Main Street(a)	1,209,550	1,217,090	3,583,646	3,431,460	3,209,444	2,776,539	1,335,958
Oppenheimer MidCap(a)	3,264,144	3,491,180	1,224,014	1,170,095	1,058,378	826,599	270,596
Oppenheimer Money(a),(f)	852,489	763,198	718,148	544,342	597,976	694,491	457,331
Oppenheimer Strategic Bond(a)	1,343,618	1,188,122	1,028,879	889,596	731,744	571,267	230,970
Panorama Growth(a)	192,311	201,396	196,810	190,576	173,491	126,962	47,983
Panorama Total Return(a)	64,910	58,175	55,968	47,916	46,719	31,230	6,082
PIMCO CommodityRealReturn Strategy(c)	32,508	21,177	N/A	N/A	N/A	N/A	N/A
Scudder VIT EAFE Equity Index(a)	—	—	—	108,068	73,394	48,850	21,692

(a)	Commencement of public offering was June 29, 2001.
(b)	Commencement of public offering was May 1, 2003.
(c)	Commencement of public offering was May 1, 2006.
(d)	This sub-account is now known as MML Babson Inflation-Protected and Income.
(e)	This sub-account is now known as MML AllianceBernstein Small/Mid Cap Value.
(f)	This sub-account is unavailable in contracts issued on or after January 19, 2008.

Appendix A – Condensed Financial Information

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSMUTUAL ARTISTRY

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. MULTI-ACCOUNT A

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2008, for the individual or group variable deferred annuity contracts with flexible purchase payments which are referred to herein.

For a copy of the prospectus call (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

May 1, 2008

1

COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by the Company as custodian of C.M. Multi-Account A (“the separate account”).

ASSIGNMENT OF CONTRACT

The Company will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof at its Retirement Income Service Center. The Company assumes no responsibility for the validity of any assignment.

For qualified contracts, the following provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by the Company at its Retirement Income Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, the Company will pay to the assignee in one sum, to the extent that he is entitled, the greater of: (a) the total of all purchase payments, less the net amount of all partial redemptions, and less the amount of any outstanding loan, and (b) the accumulated value of the contract less the amount of any outstanding loan. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION AND ADMINISTRATION

MML Distributors, LLC (MML Distributors) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Investors Services, Inc. (MMLISI) acts as a retail distributor for the contracts. Both MML Distributors and MMLISI are broker-dealers registered with the Securities and Exchange Commission and members of the Financial Industry Regulatory Authority. MML Distributors and MMLISI are indirect wholly-owned subsidiaries of MassMutual, located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Pursuant to the Underwriting and Servicing Agreement with C.M. Life and the separate account, MML Distributors receives compensation for its activities as underwriter for the separate account. The compensation paid to MML Distributors in 2005, 2006, and 2007 was $30,528, $565,195 and $478,039, respectively. Commissions will be paid through MML Distributors to broker-dealers for selling the contracts. During 2005, 2006 and 2007, commission payments amounted to $377,491, $416,842 and $500,527, respectively.

Pursuant to a services agreement with C.M. Life and the separate account, MMLISI receives compensation for it activities as a retail distributor for the separate account. The compensation paid to MMLISI in 2005, 2006, and 2007 was $89,981, $1,363,652 and $1,377,959, respectively. Commissions will be paid through MMLISI for selling the contracts. During 2005, 2006, and 2007, commission payments amounted to $1,597,179, $1,565,127 and $1,393,332, respectively.

Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. In 2005, 2006, and 2007, CM Life compensated MassMutual $16,208,133, $17,631,628, and $17,086,394 respectively, for providing these administrative services.

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

The Company sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this contract is mentioned in prospectus. See the Contingent Deferred Sales Charge section of the prospectus for a discussion of instances when the Company will waive contingent deferred sales charges.

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. The Company will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the Retirement Income Service Center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

3

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C is the cumulative charge for the mortality and expense risk charge and for the administrative charge.

The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the contract owner.

4

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows;

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

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FEDERAL TAX MATTERS

General

Note:  The following description is based upon the Company’s understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For qualified contracts, there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fiftyfive percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.8175), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is

6

represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

The Company intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, the Company reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from nonperiodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of aftertax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

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Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts”)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by the Company in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain nonqualified deferred compensation plans.

a.  Tax-Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2008 is $15,500. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”).

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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b. Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals— Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 403(b) (Tax-Sheltered Annuities) and 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions made on account of an IRS levy made on a qualified retirement plan or IRA; (h) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been reemployed for at least 60 days); (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (j) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of the owner or annuitant (as applicable) attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the

9

exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the participant attains age 70 1/2 or (b) the calendar year in which the participant retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

For more information on required minimum distributions, you should consult your tax adviser.

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $15,500 in 2008. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as appropriate. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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Experts

The financial statements of C.M. Multi-Account A (“the Account”) as of December 31, 2007 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the statutory financial statements of C.M. Life Insurance Company as of December 31, 2007 and 2006, and for each of the years in the three-year period ended December 31, 2007, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated March 6, 2008 includes explanatory language that states that the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratios for certain sub-accounts. In addition, the KPMG LLP audit report refers to other auditors whose report on the financial highlights of C.M. Multi-Account A, for the year ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those financial highlights. The KPMG LLP audit report dated February 22, 2008 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

11

Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and

Contract Owners of C. M. Multi-Account A:

We have audited the accompanying statement of assets and liabilities of C. M. Multi-Account A (comprised of the sub-accounts listed in Note 3) (collectively, “the Account”) as of December 31, 2007, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of C. M. Multi-Account A as of December 31, 2007, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2, in 2006, the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratios for certain sub-accounts.

/s/    KPMG LLP

Boston, MA

March 6, 2008

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING VP Real Estate Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account

ASSETS
Investments
Number of shares	500,954	716,683	501,757	7,106,996	163,887	3,304,643	7,815,155	10,983,309	6,499,941	1,326,926	2,305,813

Identified cost	$6,619,292	$12,361,003	$6,062,198	$183,034,619	$3,212,471	$33,079,703	$78,910,755	$110,412,795	$100,041,651	$13,830,432	$24,381,822

Value	$6,141,692	$17,243,396	$7,576,537	$198,285,198	$2,502,561	$37,474,649	$80,027,188	$100,826,778	$114,753,311	$13,426,307	$24,372,445
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	1,841	-	-	18,569	-	-	112,038

Total assets	6,141,692	17,243,396	7,576,537	198,285,198	2,504,402	37,474,649	80,027,188	100,845,347	114,753,311	13,426,307	24,484,483

LIABILITIES
Annuitant mortality fluctuation reserve	175	287	433	3,000	-	5,828	1,578	9,093	2,243	4,837	1,744
Payable to C.M. Life Insurance Company	1,397	18,455	2,434	81,289	-	4,081	108,913	-	9,533	13,007	-

Total liabilities	1,572	18,742	2,867	84,289	-	9,909	110,491	9,093	11,776	17,844	1,744

NET ASSETS	$6,140,120	$17,224,654	$7,573,670	$198,200,909	$2,504,402	$37,464,740	$79,916,697	$100,836,254	$114,741,535	$13,408,463	$24,482,739

Net Assets:
Accumulation units – value	$6,134,500	$17,215,210	$7,558,340	$198,101,320	$2,504,402	$37,273,495	$79,865,256	$100,538,618	$114,668,387	$13,249,697	$24,425,619
Contracts in payout (annuitization) period	5,620	9,444	15,330	99,589	-	191,245	51,441	297,636	73,148	158,766	57,120

Net assets	$6,140,120	$17,224,654	$7,573,670	$198,200,909	$2,504,402	$37,464,740	$79,916,697	$100,836,254	$114,741,535	$13,408,463	$24,482,739

Outstanding units
Contract owners	530,883	1,339,800	2,359,585	9,794,196	248,365	4,140,639	5,915,715	5,759,094	9,976,579	1,097,381	2,130,193

UNIT VALUE
Panorama Premier	$11.77	$13.22	$3.23	$23.36	$10.08	$9.40	$15.17	$16.80	$11.10	$11.91	$11.49
Panorama Passage® (Note 1)
Tier 1	11.69	13.13	3.21	17.68	10.07	9.59	11.81	18.00	11.87	11.83	11.44
Tier 2	11.60	13.03	3.19	17.55	10.04	9.52	11.72	17.86	11.78	11.75	11.36
MassMutual Artistry	10.41	11.59	3.10	15.41	10.12	7.53	10.78	18.50	11.91	16.34	11.61

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2007

	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Goldman Sachs/ AllianceBernstein Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account

ASSETS
Investments
Number of shares	4,832,238	9,005,397	8,408,030	3,310,202	884,547	1,950,382	2,904,717	4,564,878	1,092,875	3,426,696	2,930,136

Identified cost	$60,004,844	$90,593,571	$84,371,474	$32,426,090	$5,642,265	$26,777,443	$28,972,795	$46,492,537	$4,644,366	$34,591,896	$30,397,235

Value	$59,345,958	$89,243,483	$82,398,690	$43,741,988	$6,553,625	$35,223,906	$24,544,857	$50,670,146	$5,788,363	$35,363,501	$26,416,089
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from C. M. Life Insurance Company	324	-	-	2,744	23,373	-	1,884	-	-	-	-

Total assets	59,346,282	89,243,483	82,398,690	43,744,732	6,576,998	35,223,906	24,546,741	50,670,146	5,788,363	35,363,501	26,416,089

LIABILITIES
Annuitant mortality fluctuation reserve	486	17,377	5,734	7,829	271	990	97	5,719	724	1,342	833
Payable to C.M. Life Insurance Company	-	20,485	91,044	-	-	3,540	-	10,431	33,339	22,255	30,051

Total liabilities	486	37,862	96,778	7,829	271	4,530	97	16,150	34,063	23,597	30,884

NET ASSETS	$59,345,796	$89,205,621	$82,301,912	$43,736,903	$6,576,727	$35,219,376	$24,546,644	$50,653,996	$5,754,300	$35,339,904	$26,385,205

Net Assets:
Accumulation units – value	$59,330,102	$88,649,870	$82,123,837	$43,479,988	$6,566,561	$35,186,961	$24,543,504	$50,467,210	$5,727,396	$35,296,017	$26,357,944
Contracts in payout (annuitization) period	15,694	555,751	178,075	256,915	10,166	32,415	3,140	186,786	26,904	43,887	27,261

Net assets	$59,345,796	$89,205,621	$82,301,912	$43,736,903	$6,576,727	$35,219,376	$24,546,644	$50,653,996	$5,754,300	$35,339,904	$26,385,205

Outstanding units
Contract owners	4,132,073	6,002,632	5,413,585	3,502,851	988,348	3,289,987	1,489,108	3,966,255	1,192,304	3,645,960	1,660,005

UNIT VALUE
Panorama Premier	$-	$14.85	$15.18	$12.50	$6.65	$10.65	$16.46	$13.28	$4.82	$10.04	$16.79
Panorama Passage® (Note 1)
Tier 1	14.52	14.79	15.12	12.41	6.60	11.18	16.40	13.34	4.79	9.83	15.29
Tier 2	14.41	14.68	15.01	12.32	6.55	11.09	16.27	13.24	4.75	9.76	15.17
MassMutual Artistry	14.14	15.00	15.34	12.60	6.80	9.85	16.63	9.82	4.93	7.01	14.21

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2007

	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account

ASSETS
Investments
Number of shares	1,865,204	3,492,282	2,056,673	1,051,193	3,737,003	818,954	13,441,841	3,969,044	1,464,380	3,594,376	2,384,794

Identified cost	$26,970,053	$75,932,486	$20,509,041	$11,022,606	$38,460,261	$5,558,290	$135,570,569	$41,151,911	$18,156,296	$54,979,215	$82,552,870

Value	$20,966,315	$81,592,586	$19,661,792	$12,477,656	$40,247,520	$6,275,427	$150,279,784	$47,707,907	$24,922,904	$58,983,717	$112,514,585
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	3,377	7,107	-	-	-	-	-	-

Total assets	20,966,315	81,592,586	19,661,792	12,481,033	40,254,627	6,275,427	150,279,784	47,707,907	24,922,904	58,983,717	112,514,585

LIABILITIES
Annuitant mortality fluctuation reserve	227	7,729	1,082	-	2,392	1,124	10,201	4,880	3,910	10,144	8,654
Payable to C.M. Life Insurance Company	719	7,126	8,649	-	-	1,072	134,625	124,405	22,052	7,291	53,899

Total Liabilities	946	14,855	9,731	-	2,392	2,196	144,826	129,285	25,962	17,435	62,553

NET ASSETS	$20,965,369	$81,577,731	$19,652,061	$12,481,033	$40,252,235	$6,273,231	$150,134,958	$47,578,622	$24,896,942	$58,966,282	$112,452,032

Net Assets:
Accumulation units – value	$20,958,066	$81,324,294	$19,616,653	$12,481,033	$40,173,821	$6,236,410	$149,798,686	$47,418,818	$24,765,131	$58,634,910	$112,167,843
Contracts in payout (annuitization) period	7,303	253,437	35,408	-	78,414	36,821	336,272	159,804	131,811	331,372	284,189

Net assets	$20,965,369	$81,577,731	$19,652,061	$12,481,033	$40,252,235	$6,273,231	$150,134,958	$47,578,622	$24,896,942	$58,966,282	$112,452,032

Outstanding units
Contract owners	1,126,653	7,215,328	1,209,266	776,221	2,382,157	797,394	6,294,639	3,020,524	1,570,370	4,347,912	9,339,086

UNIT VALUE
Panorama Premier	$18.71	$10.44	$16.73	$16.07	$16.88	$8.29	$28.03	$15.91	$18.34	$13.63	$13.06
Panorama Passage® (Note 1)
Tier 1	18.60	11.71	16.94	16.00	16.81	8.10	21.00	16.20	16.38	13.54	13.20
Tier 2	18.46	11.63	16.81	15.88	16.68	8.04	20.84	16.08	16.26	13.43	13.10
MassMutual Artistry	18.39	12.14	14.39	16.24	17.05	6.07	16.32	14.64	11.27	13.42	9.35

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2007

	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO VIT CommodityRealReturn Strategy Sub-Account

ASSETS
Investments
Number of shares	5,712,106	6,086,764	6,918,922	31,032,173	3,901,375	1,143,556	60,476,526	22,325,867	9,984,885	19,551,283	137,267

Identified cost	$63,039,009	$152,174,612	$57,009,904	$40,127,411	$76,450,950	$46,419,790	$60,476,526	$108,495,981	$18,887,750	$25,518,319	$1,674,939

Value	$63,175,891	$222,775,569	$55,005,430	$66,098,528	$99,914,226	$61,832,067	$60,476,526	$124,131,821	$23,065,085	$29,913,462	$1,832,515
Dividends receivable	-	-	-	-	-	-	61,513	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	126	-	-	-	-	-	-	-	109,587

Total assets	63,175,891	222,775,569	55,005,556	66,098,528	99,914,226	61,832,067	60,538,039	124,131,821	23,065,085	29,913,462	1,942,102

LIABILITIES
Annuitant mortality fluctuation reserve	17,240	10,620	7,189	2,401	1,623	2,093	419	10,004	296	945	-
Payable to C.M. Life Insurance Company	109,004	135,666	-	59,551	37,870	17,711	41,928	54,434	20,687	3,427	-

Total liabilities	126,244	146,286	7,189	61,952	39,493	19,804	42,347	64,438	20,983	4,372	-

NET ASSETS	$63,049,647	$222,629,283	$54,998,367	$66,036,576	$99,874,733	$61,812,263	$60,495,692	$124,067,383	$23,044,102	$29,909,090	$1,942,102

Net Assets:
Accumulation units – value	$62,484,564	$222,279,575	$54,760,204	$65,955,975	$99,821,629	$61,743,668	$60,481,964	$123,739,385	$23,034,391	$29,878,432	$1,942,102
Contracts in payout (annuitization) period	565,083	349,708	238,163	80,601	53,104	68,595	13,728	327,998	9,711	30,658	-

Net assets	$63,049,647	$222,629,283	$54,998,367	$66,036,576	$99,874,733	$61,812,263	$60,495,692	$124,067,383	$23,044,102	$29,909,090	$1,942,102

Outstanding units
Contract owners	3,909,361	11,752,318	4,209,814	3,155,605	8,901,900	7,371,948	4,892,036	7,588,827	1,698,056	2,038,432	170,092

UNIT VALUE
Panorama Premier	$16.13	$21.29	$13.04	$26.96	$11.30	$10.54	$13.29	$16.51	$14.90	$15.35	$11.42
Panorama Passage® (Note 1)
Tier 1	-	21.21	13.03	17.53	11.61	10.50	11.53	16.31	10.36	11.81	11.40
Tier 2	-	21.05	12.93	17.40	11.52	10.42	11.45	16.19	10.29	11.72	11.37
MassMutual Artistry	-	14.37	13.26	12.58	10.25	5.69	11.37	16.01	10.20	11.14	11.46

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2007

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING VP Real Estate Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account

Investment income
Dividends	$132,313	$-	$-	$1,794,430	$92,675	$56,946	$1,341,686	$1,126,623	$3,758,809	$174,355	$1,076,593

Expenses
Mortality and expense risk fees and administrative charges	118,085	251,755	112,740	2,778,735	51,505	554,722	1,303,414	1,635,600	1,705,552	211,518	349,419

Net investment income (loss)	14,228	(251,755)	(112,740)	(984,305)	41,170	(497,776)	38,272	(508,977)	2,053,257	(37,163)	727,174

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	776,317	1,321,029	778,726	12,867,140	(60,644)	801,388	3,125,311	2,764,761	5,042,198	333,888	(585,055)
Realized gain distribution	499,504	-	-	47,995,357	144,431	-	4,050,955	13,429,402	-	1,313,531	-

Realized gain (loss)	1,275,821	1,321,029	778,726	60,862,497	83,787	801,388	7,176,266	16,194,163	5,042,198	1,647,419	(585,055)

Change in net unrealized appreciation/depreciation of investments	(3,246,765)	738,857	(178,374)	(29,985,360)	(850,713)	4,329,117	(8,375,071)	(18,805,920)	(1,380,994)	(1,122,975)	1,276,062

Net gain (loss) on investments	(1,970,944)	2,059,886	600,352	30,877,137	(766,926)	5,130,505	(1,198,805)	(2,611,757)	3,661,204	524,444	691,007

Net increase (decrease) in net assets resulting from operations	(1,956,716)	1,808,131	487,612	29,892,832	(725,756)	4,632,729	(1,160,533)	(3,120,734)	5,714,461	487,281	1,418,181

Capital transactions:
Transfer of net premiums	166,489	558,394	206,764	6,397,189	451,440	1,158,765	1,934,388	4,105,888	2,774,124	475,381	1,480,534
Transfers due to death benefits	(128,941)	(170,554)	(64,502)	(1,311,147)	(19,227)	(513,427)	(1,039,529)	(860,870)	(909,275)	(97,315)	(101,419)
Transfers due to annuity benefit payments	(1,166)	(1,581)	(1,802)	(20,633)	-	(14,600)	(5,324)	(26,318)	(12,549)	(11,585)	(5,274)
Transfers due to withdrawal of funds	(1,557,417)	(3,280,665)	(1,568,646)	(38,519,230)	(487,935)	(7,925,248)	(20,099,065)	(22,401,802)	(21,753,635)	(3,100,755)	(5,462,693)
Transfers due to loans, net of repayments	(5,792)	(1,269)	(5,307)	(55,320)	(258)	459	(25,096)	(16,594)	(40,411)	1,034	(2,108)
Transfers due to rider and contingent deferred sales charges	(836)	(1,998)	(1,013)	(12,243)	(338)	(4,201)	(8,811)	(11,981)	(7,349)	(1,247)	(2,253)
Transfers due to net charge (credit) to annuitant mortality fluctuation	288	131	(883)	(148)	-	2,528	1,184	5,948	1,498	2,457	909
Transfers between Sub-Accounts and to/from Fixed Account	(497,873)	(1,034,315)	(30,839)	(2,202,207)	100,521	(2,266,056)	(3,291,751)	(3,695,779)	(5,368,633)	(701,389)	(793,536)

Net increase (decrease) in net assets resulting from capital transactions	(2,025,248)	(3,931,857)	(1,466,228)	(35,723,739)	44,203	(9,561,780)	(22,534,004)	(22,901,508)	(25,316,230)	(3,433,419)	(4,885,840)

Total increase (decrease)	(3,981,964)	(2,123,726)	(978,616)	(5,830,907)	(681,553)	(4,929,051)	(23,694,537)	(26,022,242)	(19,601,769)	(2,946,138)	(3,467,659)

NET ASSETS, at beginning of the year	10,122,084	19,348,380	8,552,286	204,031,816	3,185,955	42,393,791	103,611,234	126,858,496	134,343,304	16,354,601	27,950,398

NET ASSETS, at end of the year	$6,140,120	$17,224,654	$7,573,670	$198,200,909	$2,504,402	$37,464,740	$79,916,697	$100,836,254	$114,741,535	$13,408,463	$24,482,739

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Goldman Sachs/ AllianceBernstein Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account

Investment income
Dividends	$3,147,419	$2,226,780	$1,037,006	$426,439	$-	$550,107	$249,635	$136,068	$1,449	$568,238	$207,304

Expenses
Mortality and expense risk fees and administrative charges	857,991	1,361,780	1,315,896	636,683	80,403	559,525	441,380	734,015	71,040	556,994	438,879

Net investment income (loss)	2,289,428	865,000	(278,890)	(210,244)	(80,403)	(9,418)	(191,745)	(597,947)	(69,591)	11,244	(231,575)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(372,917)	1,224,386	1,687,030	3,491,468	609,470	2,600,751	(242,610)	1,397,963	495,985	937,497	506,978
Realized gain distribution	-	2,272,091	3,393,115	-	-	-	-	2,855,493	-	1,412,534	2,529,390

Realized gain (loss)	(372,917)	3,496,477	5,080,145	3,491,468	609,470	2,600,751	(242,610)	4,253,456	495,985	2,350,031	3,036,368

Change in net unrealized appreciation/depreciation of investments	1,367,531	(4,251,407)	(5,545,170)	(1,953,320)	188,492	(970,362)	(6,067,040)	3,010,285	348,676	(1,302,157)	(3,271,655)

Net gain (loss) on investments	994,614	(754,930)	(465,025)	1,538,148	797,962	1,630,389	(6,309,650)	7,263,741	844,661	1,047,874	(235,287)

Net increase (decrease) in net assets resulting from operations	3,284,042	110,070	(743,915)	1,327,904	717,559	1,620,971	(6,501,395)	6,665,794	775,070	1,059,118	(466,862)

Capital transactions:
Transfer of net premiums	3,145,841	4,761,332	3,997,244	1,907,552	273,923	815,340	2,162,879	1,286,632	183,606	887,418	728,763
Transfers due to death benefits	(790,809)	(697,658)	(664,770)	(184,474)	(28,065)	(340,064)	(137,936)	(376,615)	(44,805)	(417,371)	(177,198)
Transfers due to annuity benefit payments	(2,219)	(57,031)	(14,945)	(28,898)	(970)	(8,452)	(347)	(15,177)	(2,714)	(4,265)	(4,924)
Transfers due to withdrawal of funds	(7,652,869)	(17,397,070)	(17,547,692)	(7,980,368)	(1,132,116)	(7,983,626)	(6,300,075)	(10,812,642)	(885,085)	(7,917,293)	(5,824,958)
Transfers due to loans, net of repayments	(579)	(86,162)	(107,997)	(23,578)	554	39	(19,243)	(14,138)	(1,876)	1,052	(5,769)
Transfers due to rider and contingent deferred sales charges	(13,974)	(6,016)	(7,902)	(6,704)	(615)	(3,104)	(2,495)	(4,602)	(582)	(3,353)	(3,999)
Transfers due to net charge (credit) to annuitant mortality fluctuation	492	23,827	13,202	3,925	(1,146)	507	123	3,276	(2,824)	815	559
Transfers between Sub-Accounts and to/from Fixed Account	(1,426,365)	354,213	(5,495,806)	870,011	930,924	(2,105,059)	(846,736)	1,102,389	645,767	(380,268)	(1,795,841)

Net increase (decrease) in net assets resulting from capital transactions	(6,740,482)	(13,104,565)	(19,828,666)	(5,442,534)	42,489	(9,624,419)	(5,143,830)	(8,830,877)	(108,513)	(7,833,265)	(7,083,367)

Total increase (decrease)	(3,456,440)	(12,994,495)	(20,572,581)	(4,114,630)	760,048	(8,003,448)	(11,645,225)	(2,165,083)	666,557	(6,774,147)	(7,550,229)

NET ASSETS, at beginning of the year	62,802,236	102,200,116	102,874,493	47,851,533	5,816,679	43,222,824	36,191,869	52,819,079	5,087,743	42,114,051	33,935,434

NET ASSETS, at end of the year	$59,345,796	$89,205,621	$82,301,912	$43,736,903	$6,576,727	$35,219,376	$24,546,644	$50,653,996	$5,754,300	$35,339,904	$26,385,205

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account

Investment income
Dividends	$-	$1,745,754	$175,167	$51,887	$638,915	$32,889	$126,173	$1,057,197	$29,189	$1,688,077	$273,930

Expenses
Mortality and expense risk fees and administrative charges	346,742	1,195,326	331,780	154,754	591,272	100,361	2,253,238	669,321	370,778	884,796	1,604,228

Net investment income (loss)	(346,742)	550,428	(156,613)	(102,867)	47,643	(67,472)	(2,127,065)	387,876	(341,589)	803,281	(1,330,298)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,548,433	2,402,381	407,328	383,821	1,215,351	(52,555)	4,737,251	1,913,265	3,074,926	1,754,555	2,679,839
Realized gain distribution	5,136,412	10,298,303	818,211	-	1,357,849	-	7,376,643	725,017	843,310	5,279,303	-

Realized gain (loss)	6,684,845	12,700,684	1,225,539	383,821	2,573,200	(52,555)	12,113,894	2,638,282	3,918,236	7,033,858	2,679,839

Change in net unrealized appreciation/depreciation of investments	(8,424,653)	(10,532,604)	(1,208,640)	856,888	(1,803,596)	359,530	13,768,703	2,408,018	(1,385,521)	(6,184,212)	12,739,491

Net gain (loss) on investments	(1,739,808)	2,168,080	16,899	1,240,709	769,604	306,975	25,882,597	5,046,300	2,532,715	849,646	15,419,330

Net increase (decrease) in net assets resulting from operations	(2,086,550)	2,718,508	(139,714)	1,137,842	817,247	239,503	23,755,532	5,434,176	2,191,126	1,652,927	14,089,032

Capital transactions:
Transfer of net premiums	1,050,971	3,169,867	712,860	969,902	2,828,283	184,837	3,461,838	2,037,370	1,256,314	2,201,318	4,096,297
Transfers due to death benefits	(38,973)	(832,263)	(139,084)	(92,863)	(179,784)	(92,126)	(1,387,378)	(358,416)	(161,131)	(692,378)	(557,219)
Transfers due to annuity benefit payments	(1,091)	(27,407)	(4,679)	-	(5,411)	(11,451)	(41,893)	(12,699)	(19,062)	(35,643)	(25,431)
Transfers due to withdrawal of funds	(4,610,080)	(11,609,120)	(4,972,828)	(2,166,549)	(7,884,209)	(1,752,496)	(33,909,890)	(10,119,064)	(5,461,749)	(13,428,070)	(20,645,511)
Transfers due to loans, net of repayments	(10,228)	(2,414)	(7,758)	(14,201)	(36,497)	1,500	(6,248)	(10,761)	(11,571)	(20,343)	(27,367)
Transfers due to rider and contingent deferred sales charges	(2,144)	(5,656)	(1,764)	(526)	(3,861)	(881)	(9,095)	(5,060)	(2,569)	(4,234)	(10,574)
Transfers due to net charge (credit) to annuitant mortality fluctuation	291	4,046	716	-	1,326	608	2,405	2,372	(1,797)	6,626	3,457
Transfers between Sub-Accounts and to/from Fixed Account	1,577,230	(2,101,676)	(2,565,781)	1,928,337	1,973,038	(334,992)	(8,627,027)	3,320,219	(1,230,601)	751,000	(3,526,503)

Net increase (decrease) in net assets resulting from capital transactions	(2,034,024)	(11,404,623)	(6,978,318)	624,100	(3,307,115)	(2,005,001)	(40,517,288)	(5,146,039)	(5,632,166)	(11,221,724)	(20,692,851)

Total increase (decrease)	(4,120,574)	(8,686,115)	(7,118,032)	1,761,942	(2,489,868)	(1,765,498)	(16,761,756)	288,137	(3,441,040)	(9,568,797)	(6,603,819)
NET ASSETS, at beginning of the year	25,085,943	90,263,846	26,770,093	10,719,091	42,742,103	8,038,729	166,896,714	47,290,485	28,337,982	68,535,079	119,055,851

NET ASSETS, at end of the year	$20,965,369	$81,577,731	$19,652,061	$12,481,033	$40,252,235	$6,273,231	$150,134,958	$47,578,622	$24,896,942	$58,966,282	$112,452,032

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO VIT Commodity- RealReturn Strategy Sub-Account

Investment income
Dividends	$3,878,824	$3,363,619	$4,690,813	$599,001	$1,172,113	$-	$2,882,034	$4,232,490	$313,117	$1,017,163	$57,858

Expenses
Mortality and expense risk fees and administrative charges	947,426	3,333,800	871,636	918,449	1,555,409	926,032	820,509	1,648,949	355,251	458,270	16,875

Net investment income (loss)	2,931,398	29,819	3,819,177	(319,448)	(383,296)	(926,032)	2,061,525	2,583,541	(42,134)	558,893	40,983

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	158,722	15,794,114	805,457	6,984,067	4,378,121	(2,000,658)	-	2,998,521	572,563	527,623	(17,573)
Realized gain distribution	-	12,226,933	-	-	-	-	1,213	-	-	-	-

Realized gain (loss)	158,722	28,021,047	805,457	6,984,067	4,378,121	(2,000,658)	1,213	2,998,521	572,563	527,623	(17,573)

Change in net unrealized appreciation/depreciation of investments	(1,042,228)	(15,504,194)	(5,261,147)	40,201	(140,778)	6,522,911	-	3,940,485	419,385	402,324	216,416

Net gain (loss) on investments	(883,506)	12,516,853	(4,455,690)	7,024,268	4,237,343	4,522,253	1,213	6,939,006	991,948	929,947	198,843

Net increase (decrease) in net assets resulting from operations	2,047,892	12,546,672	(636,513)	6,704,820	3,854,047	3,596,221	2,062,738	9,522,547	949,814	1,488,840	239,826

Capital transactions:
Transfer of net premiums	843,850	7,768,191	2,274,385	2,957,474	2,109,322	2,814,370	3,532,991	5,401,440	381,348	360,989	116,956
Transfers due to death benefits	(631,704)	(1,467,297)	(841,554)	(400,245)	(770,651)	(436,858)	(728,946)	(1,267,777)	(281,833)	(970,205)	(5,808)
Transfers due to annuity benefit payments	(70,553)	(29,812)	(22,368)	(14,815)	(10,719)	(6,316)	(3,013)	(51,444)	(3,920)	(3,190)	-
Transfers due to withdrawal of funds	(16,786,086)	(43,922,971)	(12,697,427)	(11,529,472)	(19,137,195)	(12,345,268)	(30,860,892)	(20,746,991)	(4,268,180)	(5,682,413)	(248,823)
Transfers due to loans, net of repayments	-	(119,069)	6,332	(27,795)	2,418	(43,161)	79,678	(43,112)	1,310	(1,361)	(3,203)
Transfers due to rider and contingent deferred sales charges	(5,489)	(18,650)	(13,637)	(3,833)	(8,100)	(4,737)	(5,721)	(13,107)	(1,129)	(810)	(110)
Transfers due to net charge (credit) to annuitant mortality fluctuation	9,308	3,921	1,658	(813)	1,026	1,086	230	4,700	198	817	-
Transfers between Sub-Accounts and to/from Fixed Account	(724,449)	(4,956,905)	(1,928,351)	5,927,677	(5,209,639)	(5,162,137)	27,280,732	14,515,877	(805,321)	(298,584)	543,364

Net increase (decrease) in net assets resulting from capital transactions	(17,365,123)	(42,742,592)	(13,220,962)	(3,091,822)	(23,023,538)	(15,183,021)	(704,941)	(2,200,414)	(4,977,527)	(6,594,757)	402,376

Total increase (decrease)	(15,317,231)	(30,195,920)	(13,857,475)	3,612,998	(19,169,491)	(11,586,800)	1,357,797	7,322,133	(4,027,713)	(5,105,917)	642,202

NET ASSETS, at beginning of the year	78,366,878	252,825,203	68,855,842	62,423,578	119,044,224	73,399,063	59,137,895	116,745,250	27,071,815	35,015,007	1,299,900

NET ASSETS, at end of the year	$63,049,647	$222,629,283	$54,998,367	$66,036,576	$99,874,733	$61,812,263	$60,495,692	$124,067,383	$23,044,102	$29,909,090	$1,942,102

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	ING VP Real Estate Sub-Account	Janus Aspen Balanced Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account

Investment income
Dividends	$152,454	$-	$-	$-	$2,637,751	$99,872	$21,917	$-	$69,642	$-

Expenses
Mortality and expense risk fees and administrative charges	139,586	291,744	125,997	40,319	2,848,255	77,645	13,761	226,903	67,130	11,671

Net investment income (loss)	12,868	(291,744)	(125,997)	(40,319)	(210,504)	22,227	8,156	(226,903)	2,512	(11,671)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	617,628	985,289	117,170	1,355,273	7,367,212	1,500,886	102,949	9,701,299	2,726,385	442,404
Realized gain distribution	58,881	-	-	-	16,465,101	-	48,023	-	-	47,952

Realized gain (loss)	676,509	985,289	117,170	1,355,273	23,832,313	1,500,886	150,972	9,701,299	2,726,385	490,356

Change in net unrealized appreciation/depreciation of investments	692,722	79,491	755,335	(1,143,686)	(3,699,684)	(1,281,857)	140,802	(7,708,474)	(2,035,599)	(215,624)

Net gain (loss) on investments	1,369,231	1,064,780	872,505	211,587	20,132,629	219,029	291,774	1,992,825	690,786	274,732

Net increase (decrease) in net assets resulting from operations	1,382,099	773,036	746,508	171,268	19,922,125	241,256	299,930	1,765,922	693,298	263,061

Capital transactions:
Transfer of net premiums	210,609	716,106	285,636	127,508	6,916,891	150,218	158,210	534,377	72,477	57,143
Transfers due to death benefits	(72,451)	(143,605)	(56,140)	(3,692)	(1,948,223)	(19,940)	(9,038)	(144,141)	(40,605)	(465)
Transfers due to annuity benefit payments	(1,257)	(1,492)	(903)	-	(14,037)	(560)	-	(154)	(420)	(97)
Transfers due to withdrawal of funds	(1,491,929)	(3,172,009)	(1,453,713)	(329,129)	(35,294,400)	(732,018)	(193,397)	(2,287,221)	(731,219)	(70,709)
Transfers due to loans, net of repayments	(9,269)	2,146	(209)	(3,012)	(129,269)	1,462	(899)	(8,661)	(813)	(62)
Transfers due to rider and contingent deferred sales charges	(1,163)	(2,394)	(1,237)	(252)	(12,811)	(869)	(306)	(1,355)	(445)	(279)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	169	135	124	-	(905)	177	-	25	397	156
Transfers between Sub-Accounts and to/from Fixed Account	(592,244)	(1,953,291)	(805,549)	(9,166,504)	7,414,951	(16,768,957)	2,931,455	(51,451,215)	(15,033,239)	(2,490,689)

Net increase (decrease) in net assets resulting from capital transactions	(1,957,535)	(4,554,404)	(2,031,991)	(9,375,081)	(23,067,803)	(17,370,487)	2,886,025	(53,358,345)	(15,733,867)	(2,505,002)

Total increase (decrease)	(575,436)	(3,781,368)	(1,285,483)	(9,203,813)	(3,145,678)	(17,129,231)	3,185,955	(51,592,423)	(15,040,569)	(2,241,941)

NET ASSETS, at beginning of the year	10,697,520	23,129,748	9,837,769	9,203,813	207,177,494	17,129,231	-	51,592,423	15,040,569	2,241,941

NET ASSETS, at end of the year	$10,122,084	$19,348,380	$8,552,286	$-	$204,031,816	$-	$3,185,955	$-	$-	$-

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account

Investment income
Dividends	$184,297	$3,322,082	$2,868,032	$3,413,771	$171,027	$1,152,302	$3,023,869	$1,587,768	$747,627	$297,496

Expenses
Mortality and expense risk fees and administrative charges	634,832	1,452,823	1,700,517	1,656,521	166,031	420,927	928,158	1,301,035	1,344,747	594,005

Net investment income (loss)	(450,535)	1,869,259	1,167,515	1,757,250	4,996	731,375	2,095,711	286,733	(597,120)	(296,509)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,132,521)	13,839,776	9,468,685	3,071	520,350	(423,690)	(549,884)	15,132,938	14,711,540	1,910,594
Realized gain distribution	-	-	13,736,102	-	539,678	-	-	115,869	-	-

Realized gain (loss)	(2,132,521)	13,839,776	23,204,787	3,071	1,060,028	(423,690)	(549,884)	15,248,807	14,711,540	1,910,594

Change in net unrealized appreciation/depreciation of investments	3,995,962	(694,170)	(6,553,943)	10,248,168	392,105	(427,648)	102,932	(5,399,540)	(6,402,678)	3,735,850

Net gain (loss) on investments	1,863,441	13,145,606	16,650,844	10,251,239	1,452,133	(851,338)	(446,952)	9,849,267	8,308,862	5,646,444

Net increase (decrease) in net assets resulting from operations	1,412,906	15,014,865	17,818,359	12,008,489	1,457,129	(119,963)	1,648,759	10,136,000	7,711,742	5,349,935

Capital transactions:
Transfer of net premiums	1,482,585	1,962,161	4,209,852	3,068,550	288,477	1,479,141	3,082,727	5,601,194	4,879,144	2,122,490
Transfers due to death benefits	(328,700)	(1,017,937)	(1,581,103)	(1,742,733)	(219,784)	(127,471)	(834,347)	(1,145,182)	(580,576)	(469,404)
Transfers due to annuity benefit payments	(14,303)	(6,796)	(25,379)	(8,296)	(10,454)	(5,267)	(3,701)	(50,740)	(13,050)	(27,279)
Transfers due to withdrawal of funds	(7,653,589)	(19,963,586)	(16,789,954)	(19,143,310)	(2,042,633)	(5,221,365)	(12,358,413)	(14,290,952)	(14,511,263)	(6,162,650)
Transfers due to loans, net of repayments	(17,336)	(16,627)	(35,175)	(32,566)	622	(18,913)	(41,245)	(10,434)	(33,846)	6,162
Transfers due to rider and contingent deferred sales charges	(5,257)	(9,760)	(12,334)	(7,494)	(950)	(2,326)	(16,031)	(6,062)	(7,635)	(6,872)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	2,717	894	(2,494)	(577)	1,247	1,048	492	6,285	2,537	2,913
Transfers between Sub-Accounts and to/from Fixed Account	(4,127,837)	(6,382,942)	(5,458,833)	43,584,137	13,999,445	634,962	(3,478,183)	19,653,220	15,616,210	4,850,589

Net increase (decrease) in net assets resulting from capital transactions	(10,661,720)	(25,434,593)	(19,695,420)	25,717,711	12,015,970	(3,260,191)	(13,648,701)	9,757,329	5,351,521	315,949

Total increase (decrease)	(9,248,814)	(10,419,728)	(1,877,061)	37,726,200	13,473,099	(3,380,154)	(11,999,942)	19,893,329	13,063,263	5,665,884

NET ASSETS, at beginning of the year	51,642,605	114,030,962	128,735,557	96,617,104	2,881,502	31,330,552	74,802,178	82,306,787	89,811,230	42,185,649

NET ASSETS, at end of the year	$42,393,791	$103,611,234	$126,858,496	$134,343,304	$16,354,601	$27,950,398	$62,802,236	$102,200,116	$102,874,493	$47,851,533

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML GMO Growth Equity Sub-Account	MML Goldman Sachs Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Neuberger Berman Global Sub-Account	MML OTC 100 Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account

Investment income
Dividends	$-	$638,038	$37,063	$243,245	$80,414	$438,335	$2,545	$131,258	$-	$1,202,759

Expenses
Mortality and expense risk fees and administrative charges	77,077	626,008	118,487	426,534	796,665	601,192	75,449	529,079	315,624	1,181,915

Net investment income (loss)	(77,077)	12,030	(81,424)	(183,289)	(716,251)	(162,857)	(72,904)	(397,821)	(315,624)	20,844

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	388,443	163,555	(644,343)	6,794,275	4,581,993	(5,921,320)	320,698	3,342,502	1,693,184	(1,104,357)
Realized gain distribution	-	-	-	-	-	-	-	8,220,135	2,467,978	5,983,661

Realized gain (loss)	388,443	163,555	(644,343)	6,794,275	4,581,993	(5,921,320)	320,698	11,562,637	4,161,162	4,879,304

Change in net unrealized appreciation/depreciation of investments	(102,103)	5,522,976	732,121	(1,523,358)	(1,816,226)	10,273,389	19,576	(7,743,311)	(802,053)	8,656,708

Net gain (loss) on investments	286,340	5,686,531	87,778	5,270,917	2,765,767	4,352,069	340,274	3,819,326	3,359,109	13,536,012

Net increase (decrease) in net assets resulting from operations	209,263	5,698,561	6,354	5,087,628	2,049,516	4,189,212	267,370	3,421,505	3,043,485	13,556,856

Capital transactions:
Transfer of net premiums	312,872	984,512	211,885	2,359,313	1,295,746	832,241	153,003	840,902	1,014,636	2,894,707
Transfers due to death benefits	(21,173)	(598,208)	(111,837)	(165,533)	(446,840)	(230,645)	(8,959)	(467,956)	(48,327)	(813,602)
Transfers due to annuity benefit payments	(321)	(7,936)	(11,423)	(351)	(11,533)	(4,607)	(781)	(6,429)	(1,057)	(22,913)
Transfers due to withdrawal of funds	(690,055)	(7,971,490)	(1,402,240)	(4,043,546)	(9,860,755)	(7,602,434)	(722,820)	(6,702,335)	(3,037,476)	(12,402,458)
Transfers due to loans, net of repayments	(380)	4,870	(343)	(37,854)	(31,354)	3,995	1,256	5,865	(10,168)	(69,553)
Transfers due to rider and contingent deferred sales charges	(764)	(3,500)	(979)	(2,657)	(5,445)	(3,668)	(694)	(5,227)	(2,099)	(5,556)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	2	443	740	79	(27,729)	924	18	475	184	573
Transfers between Sub-Accounts and to/from Fixed Account	430,420	(3,655,172)	(433,417)	6,232,637	(4,594,729)	(2,026,974)	(964,701)	(5,656,242)	2,181,005	(4,648,718)

Net increase (decrease) in net assets resulting from capital transactions	30,601	(11,246,481)	(1,747,614)	4,342,088	(13,682,639)	(9,031,168)	(1,543,678)	(11,990,947)	96,698	(15,067,520)

Total increase (decrease)	239,864	(5,547,920)	(1,741,260)	9,429,716	(11,633,123)	(4,841,956)	(1,276,308)	(8,569,442)	3,140,183	(1,510,664)

NET ASSETS, at beginning of the year	5,576,815	48,770,744	9,779,989	26,762,153	64,452,202	46,956,007	6,364,051	42,504,876	21,945,760	91,774,510

NET ASSETS, at end of the year	$5,816,679	$43,222,824	$8,038,729	$36,191,869	$52,819,079	$42,114,051	$5,087,743	$33,935,434	$25,085,943	$90,263,846

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account

Investment income
Dividends	$283,556	$24,675	$499,232	$-	$506,194	$-	$1,638,606	$478,577	$4,872,731	$2,517,491

Expenses
Mortality and expense risk fees and administrative charges	382,344	139,904	518,188	2,504,164	578,980	401,296	997,476	1,685,809	1,152,476	3,308,038

Net investment income (loss)	(98,788)	(115,229)	(18,956)	(2,504,164)	(72,786)	(401,296)	641,130	(1,207,232)	3,720,255	(790,547)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	6,689,346	1,474,540	3,238,145	62,981,650	13,855,548	1,022,925	1,028,634	(4,081,382)	341,633	7,634,947
Realized gain distribution	1,173,190	-	263,018	-	31,312	-	3,602,158	-	-	13,150,165

Realized gain (loss)	7,862,536	1,474,540	3,501,163	62,981,650	13,886,860	1,022,925	4,630,792	(4,081,382)	341,633	20,785,112

Change in net unrealized appreciation/depreciation of investments	(4,567,968)	(558,315)	2,736,893	(51,426,785)	(5,385,356)	1,440,944	1,201,432	12,899,157	(1,010,304)	16,358,236

Net gain (loss) on investments	3,294,568	916,225	6,238,056	11,554,865	8,501,504	2,463,869	5,832,224	8,817,775	(668,671)	37,143,348

Net increase (decrease) in net assets resulting from operations	3,195,780	800,996	6,219,100	9,050,701	8,428,718	2,062,573	6,473,354	7,610,543	3,051,584	36,352,801

Capital transactions:
Transfer of net premiums	856,441	727,179	2,787,279	3,161,300	1,604,242	1,339,562	1,750,890	4,296,229	1,230,763	8,789,330
Transfers due to death benefits	(127,095)	(156,017)	(469,723)	(1,341,001)	(246,573)	(206,871)	(934,323)	(912,547)	(1,389,929)	(2,075,072)
Transfers due to annuity benefit payments	(4,416)	-	(5,398)	(35,947)	(11,884)	(15,172)	(35,924)	(21,000)	(68,251)	(26,364)
Transfers due to withdrawal of funds	(4,299,962)	(1,372,940)	(6,226,592)	(30,223,450)	(7,320,424)	(4,886,259)	(12,794,011)	(18,348,911)	(16,270,375)	(33,039,447)
Transfers due to loans, net of repayments	(631)	(13,051)	(40,583)	(53,745)	(22,501)	(11,385)	(35,847)	(44,725)	-	(119,960)
Transfers due to rider and contingent deferred sales charges	(3,115)	(507)	(3,472)	(11,942)	(4,887)	(2,964)	(3,944)	(12,239)	(6,433)	(20,061)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	261	-	704	2,428	1,593	45	7,572	1,836	8,220	2,627
Transfers between Sub-Accounts and to/from Fixed Account	2,101,149	241,072	4,810,690	(8,288,377)	5,082,093	852,836	(5,214,171)	(5,088,571)	(4,571,330)	4,769,498

Net increase (decrease) in net assets resulting from capital transactions	(1,477,368)	(574,264)	852,905	(36,790,734)	(918,341)	(2,930,208)	(17,259,758)	(20,129,928)	(21,067,335)	(21,719,449)

Total increase (decrease)	1,718,412	226,732	7,072,005	(27,740,033)	7,510,377	(867,635)	(10,786,404)	(12,519,385)	(18,015,751)	14,633,352

NET ASSETS, at beginning of the year	25,051,681	10,492,359	35,670,098	194,636,747	39,780,108	29,205,617	79,321,483	131,575,236	96,382,629	238,191,851

NET ASSETS, at end of the year	$26,770,093	$10,719,091	$42,742,103	$166,896,714	$47,290,485	$28,337,982	$68,535,079	$119,055,851	$78,366,878	$252,825,203

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn Strategy Sub-Account

Investment income
Dividends	$5,308,517	$356,094	$1,428,709	$-	$2,865,995	$4,966,600	$384,634	$1,059,997	$35,754

Expenses
Mortality and expense risk fees and administrative charges	955,441	770,122	1,669,432	1,098,920	856,374	1,581,056	390,640	528,342	5,828

Net investment income (loss)	4,353,076	(414,028)	(240,723)	(1,098,920)	2,009,621	3,385,544	(6,006)	531,655	29,926

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,285,316	5,022,864	(78,978)	(9,087,890)	-	1,998,732	(120,272)	(570,886)	(11,036)
Realized gain distribution	-	-	-	-	2,455	-	-	-	4,852

Realized gain (loss)	1,285,316	5,022,864	(78,978)	(9,087,890)	2,455	1,998,732	(120,272)	(570,886)	(6,184)

Change in net unrealized appreciation/depreciation of investments	(366,980)	9,832,407	15,518,517	11,396,172	-	1,390,103	3,568,841	3,596,064	(58,840)

Net gain (loss) on investments	918,336	14,855,271	15,439,539	2,308,282	2,455	3,388,835	3,448,569	3,025,178	(65,024)

Net increase (decrease) in net assets resulting from operations	5,271,412	14,441,243	15,198,816	1,209,362	2,012,076	6,774,379	3,442,563	3,556,833	(35,098)

Capital transactions:
Transfer of net premiums	2,159,080	1,469,917	2,093,795	3,199,540	4,674,272	4,399,025	420,909	367,674	49,454
Transfers due to death benefits	(695,200)	(415,734)	(1,200,780)	(501,582)	(2,038,133)	(1,876,438)	(161,190)	(433,418)	-
Transfers due to annuity benefit payments	(19,295)	(11,963)	(9,693)	(6,354)	(1,400)	(46,963)	(5,131)	(2,989)	-
Transfers due to withdrawal of funds	(10,593,983)	(11,051,601)	(19,352,520)	(11,743,580)	(29,947,842)	(16,478,065)	(5,419,622)	(7,445,193)	(100,382)
Transfers due to loans, net of repayments	3,243	(3,974)	(22,188)	(17,015)	(96,127)	(47,974)	(867)	(155)	(676)
Transfers due to rider and contingent deferred sales charges	(14,479)	(3,464)	(8,603)	(6,260)	(5,348)	(12,293)	(1,306)	(943)	(340)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	1,930	398	(743)	1,050	234	731	142	684	-
Transfers between Sub-Accounts and to/from Fixed Account	1,236,775	6,224,042	(4,775,878)	(5,319,409)	20,983,227	4,808,298	(1,710,091)	(2,261,787)	1,386,942

Net increase (decrease) in net assets resulting from capital transactions	(7,921,929)	(3,792,379)	(23,276,610)	(14,393,610)	(6,431,117)	(9,253,679)	(6,877,156)	(9,776,127)	1,334,998

Total increase (decrease)	(2,650,517)	10,648,864	(8,077,794)	(13,184,248)	(4,419,041)	(2,479,300)	(3,434,593)	(6,219,294)	1,299,900

NET ASSETS, at beginning of the year	71,506,359	51,774,714	127,122,018	86,583,311	63,556,936	119,224,550	30,506,408	41,234,301	-

NET ASSETS, at end of the year	$68,855,842	$62,423,578	$119,044,224	$73,399,063	$59,137,895	$116,745,250	$27,071,815	$35,015,007	$1,299,900

See Notes to Financial Statements.

C.M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Insurance Company (“C.M. Life”) is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Multi-Account A (the “Separate Account”) was established on August 3, 1994 as a separate investment account of C.M. Life.

C.M. Life maintains three segments within the Separate Account, they are: Panorama Premier Segment, Panorama Passage® Segment and MassMutual Artistry Segment.

The Panorama Passage® Segment contracts may have one of two mortality and expense risk charges calculated on the daily value of the assets invested. Tier One is contracts issued prior to May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.34%, on an annual basis, of the daily net asset value. Tier Two is contracts issued on or after May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.50%, on an annual basis, of the daily net asset value.

The Separate Account is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	PRIOR PERIOD ADJUSTMENTS

In 2006, the Separate Account determined that it had incorrectly calculated the investment income ratio for MML Babson Enhanced Index Core Equity Sub-Account, MML Babson Inflation-Protected Bond Sub-Account, MML Oppenheimer Small Cap Equity Sub-Account and MML Oppenheimer Small Company Opportunities Sub-Account (collectively the “Sub-Accounts”) in certain prior periods presented. The financial highlights footnote has been restated for 2005 and 2004 to reflect the correct investment income ratios as shown in the table below:

Investment Income Ratio	2005	2004
MML Babson Enhanced Index Core Equity Sub-Account:
As previously reported	6.16%	1.38%
As restated	1.22%	1.38%

MML Babson Inflation-Protected Bond Sub-Account:
As previously reported	4.95%	4.54%
As restated	4.94%	4.07%

MML Oppenheimer Small Cap Equity Sub-Account:
As previously reported	4.80%	2.07%
As restated	0.24%	0.17%

MML Oppenheimer Small Company Opportunities Sub-Account:
As previously reported	11.40%	7.95%
As restated	-	-

This restatement had no impact on the Sub-Accounts’ previously reported net assets, net asset value per share or total return.

3.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The following investment funds/portfolios were replaced (name change) with other mutual funds or liquidated, effective April 28, 2006, (see Note 9): American Century Variable Portfolios, Inc., American Funds Insurance Series, Calvert

Notes To Financial Statements (Continued)

Variable Series, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance Trust, Scudder Investment VIT Funds and T. Rowe Price Equity Series, Inc.

The Separate Account consists of forty-four sub-accounts which invest in the following mutual funds of the same name unless stated otherwise:

AIM Variable Investment Funds (“AIM V.I.”), is a open-end, diversified, management company registered under the 1940 Act with three of its Funds available to the Separate Account: AIM V.I. Financial Services Fund (Series I Shares), AIM V.I. Global Health Care Fund (Series I Shares) and AIM V.I. Technology Fund (Series I shares). A I M Advisors, Inc. is the investment adviser to the Funds.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end management investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account: Fidelity® VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

ING Variable Products Trust (“ING”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account: ING VP Real Estate Portfolio (Class S). ING Investments, LLC is the investment adviser to this Portfolio. ING Clarion Real Estate Securities L.P. has been engaged by ING Investments LLC to serve as sub-adviser to this Portfolio.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with all nineteen of its separate Series (“MML Trust Funds”) available to the Separate Account: MML Large Cap Growth Fund (the MML AllianceBernstein Large Cap Growth Sub-Account invests in this Fund), MML Income & Growth Fund (the MML American Century Income & Growth Sub-Account invests in this Fund), MML Mid Cap Value Fund (the MML American Century Mid Cap Value Sub-Account invests in this Fund), MML Asset Allocation Fund (the MML Capital Guardian Asset Allocation Sub-Account invests in this Fund), MML Growth & Income Fund (the MML Capital Guardian Growth & Income Sub-Account invests in this Fund), MML Large Cap Value Fund (the MML Davis Large Cap Value Sub-Account invests in this Fund), MML Emerging Growth Fund, MML Equity Index Fund (Class I), MML Small Cap Value Fund (the MML Goldman Sachs/AllianceBernstein Small Cap Value Sub-Account invests in this Fund) (prior to November 28, 2007, the Sub-Account was known as MML Goldman Sachs Small Cap Value Sub-Account), MML Concentrated Growth Fund (Class II) (the MML Legg Mason Concentrated Growth Sub-Account invests in this Fund), MML NASDAQ-100® Fund1 (prior to November 30, 2007, this Fund was called MML OTC 100 Fund) (prior to November 30, 2007, the Sub-Account was known as MML OTC 100 Sub-Account), MML Global Fund (Classes II) (the MML Neuberger Berman Global Sub-Account invests in this Fund), MML Small Cap Index Fund, MML Blue Chip Growth Fund (the MML T. Rowe Price Blue Chip Growth Sub-Account invests in this Fund), MML Equity Income Fund (the MML T. Rowe Price Equity Income Sub-Account invests in this Fund), MML Growth Equity Fund (the MML T. Rowe Price Growth Equity Sub-Account invests in this Fund) (prior to November 28, 2007, the Sub-Account was known as MML GMO Growth Equity Sub-Account), MML Mid Cap Growth Fund (the MML T. Rowe Price Mid Cap Growth Sub-Account invests in this Fund), MML Foreign Fund (the MML Templeton Foreign Sub-Account invests in this Fund) and MML Small Cap Growth Equity Fund (the MML W&R/Wellington Small Cap Growth Equity Sub-Account invests in this Fund).

[1]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund/Sub-Account has not been passed on by NASDAQ as to its legality or suitability. The Fund/Sub-Account is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ makes no warranties and bears no liability with respect to The Fund/Sub-Account.

MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement.

MassMutual has entered into a sub-advisory agreement with AllianceBernstein L.P., to serve as the investment sub-adviser to the MML Large Cap Growth Fund. MassMutual has entered into a sub-advisory agreement with American Century Investment Management, Inc. (“American Century”) whereby American Century manages the investments of the MML Income & Growth Fund and MML Mid Cap Value Fund. MassMutual has entered into a sub-advisory agreement with Capital Guardian Trust Company (“Capital Guardian”) whereby Capital Guardian manages the investments of the MML Asset Allocation Fund and MML Growth & Income Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered

Notes To Financial Statements (Continued)

into sub-advisory agreements with Delaware Management Company and Insight Capital Research & Management, Inc., to serve as the investment sub-adviser to the MML Emerging Growth Fund (prior to July 11, 2006, RS Investment Management, L.P. was the Funds’ investment sub-adviser). MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class I), MML NASDAQ-100® Fund, and MML Small Cap Index Fund. MassMutual has entered into sub-advisory agreements with Goldman Sachs Asset Management, L.P. and AllianceBernstein L.P., to serve as the investment sub-advisers to the MML Small Cap Value Fund. MassMutual has entered into a sub-advisory agreement with Legg Mason Capital Management, Inc., to serve as the investment sub-adviser to the MML Concentrated Growth Fund (Class II). MassMutual has entered into a sub-advisory agreement with Neuberger Berman Management, Inc., to serve as the investment sub-adviser to the MML Global Fund (Class II). MassMutual has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”) whereby T. Rowe Price manages the investments of the MML Blue Chip Growth Fund, MML Equity Income Fund, MML Growth Equity Fund (prior to November 28, 2007, Grantham, Mayo, Van Otterloo & Co. LLC was the Funds’ investment sub-adviser) and MML Mid Cap Growth Fund. MassMutual has entered into a sub-advisory agreement with Templeton Investment Counsel, LLC, to serve as the investment sub-adviser to the MML Foreign Fund. MassMutual has entered into sub-advisory agreements with Waddell & Reed Investment Management Company and Wellington Management Company, LLP pursuant to which each serves as the investment sub-adviser to the MML Small Cap Growth Equity Fund.

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with seven of its eight separate Series (“MML II Trust Funds”) available to the Separate Account: MML Blend Fund (the MML Babson Blend Sub-Account invests in this Fund), MML Enhanced Index Core Equity Fund (the MML Babson Enhanced Index Core Equity Sub-Account invests in this Fund), MML Inflation-Protected Bond Fund (the MML Babson Inflation-Protected Bond Sub-Account invests in this Fund), MML Managed Bond Fund (the MML Babson Managed Bond Sub-Account invests in this Fund), MML Small Cap Equity Fund (the MML Oppenheimer Small Cap Equity Sub-Account invests in this Fund), MML Small Company Opportunities Fund (The MML Oppenheimer Small Company Opportunities Sub-Account invests in this Fund) and MML Equity Fund (the MML Oppenheimer/Bernstein Equity Sub-Account invests in this Fund).

MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund and MML Managed Bond Fund. MassMutual has entered into a sub-advisory agreement with OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, to serve as the investment sub-adviser to the MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with OppenheimerFunds, Inc., and AllianceBernstein L.P. pursuant to which each serves as the investment sub-adviser to the MML Equity Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with nine of its Funds available to the Separate Account: Oppenheimer Balanced Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Core Bond Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer MidCap Fund/VA (prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA), Oppenheimer Money Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to the Separate Account: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Fund/Portfolios.

PIMCO Variable Insurance Trust (“PIMCO”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account: PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class). Pacific Investment Management Company LLC is the investment adviser to this Portfolio.

In addition to the forty-four sub-accounts, some contract owners may also allocate funds to the Fixed Account which is part of C.M. Life’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

Notes To Financial Statements (Continued)

4.	SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying Funds/Portfolios which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-account.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account is part of C.M. Life’s total operations and is not taxed separately. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the Separate Account. Net transfers from the Separate Account to C.M. Life totaled $98,592 for the year ended December 31, 2007. Net transfer from C.M. Life to the Separate Account totaled $35,168 for the year ended December 31, 2006. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table.

Notes To Financial Statements (Continued)

I.	New Accounting Pronouncements

Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. In September 2006, the FASB issued SFAS 157 to provide consistency and comparability in determining fair value measurements and to provide for expanded disclosures about fair value measurements. The definition of fair value maintains the exchange price notion in earlier definitions of fair value but focuses on the exit price of the asset or liability. The exit price is the price that would be received to sell the asset or paid to transfer the liability adjusted for certain inherent risks and restrictions. Expanded disclosures are also required about the use of fair value to measure assets and liabilities. The effective date is for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Separate Account does not believe that adoption of SFAS 157 will have a material impact on the Separate Account’s financial position.

Staff Accounting Bulletin (“SAB”) No. 108. In September 2006, the SEC issued SAB No. 108 to provide guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB No. 108 addresses the diversity in practice in quantifying financial statement misstatements and requires entities to quantify the effects of an identified unadjusted error on each financial statement and financial statement disclosure by considering the impact of prior year misstatements on the current year financial statements. Initial application of SAB No. 108 allows entities to elect not to restate prior periods but to reflect the initial application in their annual financial statements covering the first fiscal year ending after November 15, 2006. The cumulative effect of the initial application is to be reported in the carrying amounts of assets and liabilities as of the beginning of that fiscal year, and the offsetting adjustment, net of tax, is to be made to the opening balance of net assets for that year. Entities will need to disclose the nature and amount of each item, when and how each error being corrected arose, and the fact that the errors were previously considered immaterial. Adoption of SAB No. 108 as of December 31, 2006 did not have a material effect on the Separate Account’s financial statements.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and C.M. Multi-Account A. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (the “FINRA”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the FINRA in order to sell the contracts.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors. MML Distributors also receives compensation for its actions as underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING VP Real Estate Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account

Cost of purchases	$1,088,405	$932,435	$839,346	$56,321,723	$2,902,980	$1,428,505	$7,463,384	$18,810,006	$5,893,174	$2,201,152	$6,604,535
Proceeds from sales	(2,694,816)	(5,184,963)	(2,415,400)	(45,321,057)	(2,702,670)	(11,597,307)	(25,849,934)	(29,196,032)	(29,188,436)	(4,362,376)	(10,893,916)

	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Goldman Sachs/ AllianceBernstein Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account
Cost of purchases	$8,407,740	$11,306,181	$7,257,651	$4,412,161	$2,329,763	$1,608,862	$5,956,028	$6,501,932	$1,664,850	$4,085,037	$3,879,922
Proceeds from sales	(12,878,383)	(21,203,683)	(23,951,472)	(10,026,587)	(2,390,258)	(11,284,814)	(11,137,368)	(13,107,379)	(1,811,095)	(10,525,862)	(8,810,486)

	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account
Cost of purchases	$9,684,117	$15,470,184	$2,008,051	$3,771,523	$7,880,789	$396,614	$10,479,352	$8,324,850	$2,739,555	$10,309,120	$4,106,403
Proceeds from sales	(6,936,589)	(16,287,999)	(8,361,172)	(3,225,276)	(9,777,947)	(2,459,337)	(45,891,898)	(12,182,833)	(7,879,297)	(15,508,368)	(26,166,742)

	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO VIT CommodityRealReturn Strategy Sub-Account
Cost of purchases	$4,957,589	$21,003,334	$10,702,361	$9,713,533	$2,258,766	$1,631,357	$41,528,190	$19,493,291	$658,065	$2,227,131	$1,612,999
Proceeds from sales	(19,376,980)	(51,841,655)	(20,158,214)	(13,144,481)	(25,743,716)	(17,872,446)	(40,147,084)	(19,064,000)	(5,686,523)	(8,336,642)	(1,277,154)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2007 were as follows:

December 31, 2007	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING VP Real Estate Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account

Units purchased	12,747	50,856	70,307	417,885	39,161	153,178	157,478	214,876	249,394	36,555	135,653
Units withdrawn	(116,966)	(277,945)	(518,038)	(2,005,438)	(44,549)	(953,397)	(1,428,528)	(1,258,117)	(2,017,976)	(267,755)	(508,097)
Units transferred between Sub-Accounts and to/from the Fixed Account	(33,863)	(84,979)	(20,071)	(115,096)	(6,901)	(255,049)	(226,792)	(196,657)	(472,631)	(59,816)	(77,697)

Net increase (decrease)	(138,082)	(312,068)	(467,802)	(1,702,649)	(12,289)	(1,055,268)	(1,497,842)	(1,239,898)	(2,241,213)	(291,016)	(450,141)

December 31, 2007 (Continued)	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Goldman Sachs/ AllianceBernstein Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account
Units purchased	236,393	314,107	254,718	154,492	45,459	81,032	112,919	124,138	47,565	100,118	46,674
Units withdrawn	(614,039)	(1,198,970)	(1,155,503)	(662,028)	(182,385)	(774,419)	(337,900)	(887,669)	(215,214)	(830,873)	(350,229)
Units transferred between Sub-Accounts and to/from the Fixed Account	(101,727)	25,548	(340,621)	70,636	109,079	(194,282)	(55,927)	75,832	125,986	(42,116)	(104,898)

Net increase (decrease)	(479,373)	(859,315)	(1,241,406)	(436,900)	(27,847)	(887,669)	(280,908)	(687,699)	(41,663)	(772,871)	(408,453)

December 31, 2007 (Continued)	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account
Units purchased	52,796	272,785	46,232	62,758	165,728	26,161	198,036	142,297	106,123	165,042	424,477
Units withdrawn	(231,543)	(1,096,295)	(293,696)	(147,670)	(474,741)	(232,549)	(1,457,393)	(688,635)	(341,222)	(1,038,983)	(1,757,443)
Units transferred between Sub-Accounts and to/from the Fixed Account	71,733	(181,652)	(143,514)	120,501	116,761	(42,492)	(383,611)	221,187	(70,994)	52,933	(304,915)

Net increase (decrease)	(107,014)	(1,005,162)	(390,978)	35,589	(192,252)	(248,880)	(1,642,968)	(325,151)	(306,093)	(821,008)	(1,637,881)

December 31, 2007 (Continued)	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO VIT CommodityRealReturn Strategy Sub-Account
Units purchased	53,433	508,858	173,667	198,871	202,333	436,257	319,603	353,946	32,968	28,784	11,411
Units withdrawn	(1,100,717)	(2,248,705)	(1,013,067)	(523,266)	(1,745,163)	(1,373,281)	(2,583,264)	(1,406,283)	(317,660)	(452,264)	(24,244)
Units transferred between Sub-Accounts and to/from the Fixed Account	(44,939)	(257,593)	(144,431)	321,543	(454,581)	(608,355)	2,204,786	925,707	(61,511)	(18,803)	44,671

Net increase (decrease)	(1,092,223)	(1,997,440)	(983,831)	(2,852)	(1,997,411)	(1,545,379)	(58,875)	(126,630)	(346,203)	(442,283)	31,838

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2006	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	ING VP Real Estate Sub-Account	Janus Aspen Balanced Sub-Account	MFS Investors Trust Sub-Account	MFS New Discovery Sub-Account

Units purchased	16,211	68,204	100,971	13,286	520,407	18,677	13,684	49,157	7,767	3,837
Units withdrawn	(112,990)	(288,204)	(525,459)	(33,655)	(2,132,510)	(93,880)	(17,062)	(223,123)	(79,513)	(4,784)
Units transferred between Sub-Accounts and to/from the Fixed Account	(44,382)	(167,569)	(287,633)	(914,213)	480,626	(2,086,416)	264,032	(4,657,882)	(1,519,826)	(160,225)

Net increase (decrease)	(141,161)	(387,569)	(712,121)	(934,582)	(1,131,477)	(2,161,619)	260,654	(4,831,848)	(1,591,572)	(161,172)

December 31, 2006 (Continued)	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account
Units purchased	215,859	185,120	251,582	300,652	24,563	136,916	241,960	396,521	334,280	191,371
Units withdrawn	(1,003,825)	(1,600,134)	(1,125,497)	(2,035,355)	(211,277)	(496,773)	(997,723)	(1,092,424)	(1,032,313)	(595,985)
Units transferred between Sub-Accounts and to/from the Fixed Account	(498,885)	(533,726)	(340,707)	4,259,862	1,291,709	59,909	(260,776)	1,382,675	1,044,065	430,865

Net increase (decrease)	(1,286,851)	(1,948,740)	(1,214,622)	2,525,159	1,104,995	(299,948)	(1,016,539)	686,772	346,032	26,251

December 31, 2006 (Continued)	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML GMO Growth Equity Sub-Account	MML Goldman Sachs Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Neuberger Berman Global Sub-Account	MML OTC 100 Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account
Units purchased	56,688	109,709	32,824	124,442	159,985	108,990	40,242	58,903	54,568	291,989
Units withdrawn	(127,022)	(896,825)	(200,194)	(223,946)	(969,788)	(886,634)	(188,786)	(450,060)	(162,904)	(1,355,342)
Units transferred between Sub-Accounts and to/from the Fixed Account	74,406	(384,049)	(60,467)	321,851	(411,859)	(233,528)	(244,053)	(348,476)	114,725	(467,074)

Net increase (decrease)	4,072	(1,171,165)	(227,837)	222,347	(1,221,662)	(1,011,172)	(392,597)	(739,633)	6,389	(1,530,427)

December 31, 2006 (Continued)	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account
Units purchased	60,691	53,557	183,112	204,390	135,317	121,898	145,441	506,764	82,772	651,513
Units withdrawn	(276,179)	(112,565)	(445,672)	(1,494,144)	(598,642)	(330,698)	(1,109,043)	(1,798,550)	(1,164,599)	(2,014,624)
Units transferred between Sub-Accounts and to/from the Fixed Account	124,594	16,695	314,556	(399,536)	385,760	59,571	(421,802)	(473,129)	(302,921)	249,750

Net increase (decrease)	(90,894)	(42,313)	51,996	(1,689,290)	(77,565)	(149,229)	(1,385,404)	(1,764,915)	(1,384,748)	(1,113,361)

December 31, 2006 (Continued)	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn Strategy Sub-Account
Units purchased	173,946	129,663	222,515	526,318	422,319	313,079	40,361	30,538	5,141
Units withdrawn	(898,184)	(606,788)	(2,026,193)	(1,383,678)	(2,667,847)	(1,270,642)	(434,970)	(587,686)	(10,355)
Units transferred between Sub-Accounts and to/from the Fixed Account	96,664	381,682	(473,908)	(631,999)	1,724,949	328,990	(140,599)	(177,857)	143,468

Net increase (decrease)	(627,574)	(95,443)	(2,277,586)	(1,489,359)	(520,579)	(628,573)	(535,208)	(735,005)	138,254

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2007 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

AIM V.I. Financial Services Sub-Account
2007	530,883	$10.41 to $11.60	$6,140,120	1.57%	1.18% to 2.00%	(23.50)% to (23.13)%
2006	668,965	13.54 to 15.17	10,122,084	1.52	1.18 to 2.00	14.54 to 15.08
2005	810,126	11.77 to 13.24	10,697,520	1.26	1.18 to 2.00	4.18 to 4.67
2004	1,047,431	11.24 to 12.80	13,275,676	0.65	1.18 to 2.00	6.90 to 7.40
2003	1,316,312	10.47 to 11.94	15,605,520	0.53	1.18 to 1.65	22.00 to 28.06

AIM V.I. Global Health Care Sub-Account
2007	1,339,800	11.59 to 13.03	17,224,654	-	1.18 to 2.00	10.01 to 10.54
2006	1,651,868	10.49 to 11.84	19,348,380	-	1.18 to 2.00	3.52 to 4.00
2005	2,039,437	10.08 to 11.44	23,129,748	-	1.18 to 2.00	6.38 to 6.88
2004	2,497,649	9.44 to 10.83	26,644,567	-	1.18 to 2.00	5.81 to 6.31
2003	2,942,987	8.88 to 10.21	29,684,648	-	1.18 to 1.65	18.21 to 26.28

AIM V.I. Technology Sub-Account
2007	2,359,585	3.10 to 3.19	7,573,670	-	1.18 to 2.00	5.93 to 6.43
2006	2,827,387	2.91 to 3.01	8,552,286	-	1.18 to 2.00	8.68 to 9.19
2005	3,539,508	2.66 to 2.77	9,837,769	-	1.18 to 2.00	0.51 to 0.98
2004	4,363,210	2.64 to 2.77	12,048,907	-	1.18 to 2.00	2.92 to 3.41
2003	5,724,241	2.55 to 2.69	15,333,786	-	1.18 to 1.65	31.91 to 43.59

Calvert Social Balanced Sub-Account
2007	-	-	-	-	-	-
2006	-	-	-	-	1.18 to 2.00	1.77 to 1.92
2005	934,582	9.65 to 9.85	9,203,813	1.71	1.18 to 2.00	3.93 to 4.41
2004	1,041,988	9.24 to 9.55	9,868,957	1.70	1.18 to 2.00	6.49 to 6.99
2003	1,007,896	8.64 to 8.94	8,955,674	2.03	1.18 to 1.65	13.77 to 17.92

Fidelity® VIP Contrafund® Sub-Account
2007	9,794,196	15.41 to 17.55	198,200,909	0.89	1.18 to 2.00	15.66 to 16.21
2006	11,496,845	13.26 to 15.17	204,031,816	1.27	1.18 to 2.00	9.89 to 10.41
2005	12,628,322	12.01 to 13.81	207,177,494	0.29	1.18 to 2.00	15.03 to 15.57
2004	13,192,064	10.39 to 15.86	189,833,596	0.34	1.18 to 2.00	13.59 to 14.12
2003	13,459,889	9.11 to 13.93	171,530,821	0.46	1.18 to 1.65	23.99 to 26.96

Fidelity® VIP Growth Opportunities Sub-Account
2007	-	-	-	-	-	-
2006	-	-	-	0.59	1.18 to 2.00	1.33 to 1.49
2005	2,161,619	8.02 to 8.08	17,129,231	0.87	1.18 to 2.00	7.09 to 7.59
2004	2,655,103	7.29 to 7.57	19,612,356	0.49	1.18 to 2.00	5.31 to 5.80
2003	3,019,485	6.90 to 7.17	21,140,940	0.64	1.18 to 1.65	21.00 to 28.14

ING VP Real Estate Sub-Account
2007	248,365	10.04 to 10.12	2,504,402	2.47	1.18 to 2.00	(17.72) to (17.33)
2006	260,654	12.20 to 12.24	3,185,955	1.40	1.18 to 2.00	22.02 to 22.40

Janus Aspen Balanced Sub-Account
2007	-	-	-	-	-	-
2006	-	-	-	-	1.18 to 2.00	3.37 to 3.53
2005	4,831,848	10.59 to 10.70	51,592,423	2.21	1.18 to 2.00	6.19 to 6.69
2004	5,926,815	9.98 to 10.05	59,435,925	2.12	1.18 to 2.00	6.75 to 7.25
2003	7,613,441	9.35 to 9.39	71,350,468	2.16	1.18 to 1.65	9.30 to 12.71

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MFS® Investors Trust Sub-Account
2007	-	$-	$-	-%		-%	-%
2006	-	-	-	0.47		1.18 to 2.00	4.67 to 4.83
2005	1,591,572	8.73 to 9.73	15,040,569	0.58		1.18 to 2.00	5.56 to 6.06
2004	2,277,277	8.23 to 9.24	20,465,336	0.64		1.18 to 2.00	9.53 to 10.05
2003	2,652,125	7.48 to 8.42	21,721,133	0.67		1.18 to 1.65	16.85 to 20.72

MFS® New Discovery Sub-Account
2007	-	-	-	-		-	-
2006	-	-	-	-		1.18 to 2.00	(19.27) to 11.42
2005	161,172	13.83 to 14.00	2,241,941	-		1.18 to 2.00	3.53 to 4.01
2004	152,257	13.36 to 13.46	2,041,020	-		1.18 to 2.00	4.78 to 5.27
2003	84,454	12.75 to 12.79	1,078,252	-		1.18 to 1.65	27.49 to 27.89

MML AllianceBernstein Large Cap Growth Sub-Account
2007	4,140,639	7.53 to 9.52	37,464,740	0.14		1.18 to 2.00	11.70 to 12.23
2006	5,195,907	6.71 to 8.52	42,393,791	0.19		1.18 to 2.00	3.16 to 3.64
2005	6,482,758	6.47 to 8.26	51,642,605	0.42		1.18 to 2.00	3.95 to 4.44
2004	8,234,520	6.20 to 7.97	63,448,665	0.17		1.18 to 2.00	1.57 to 2.05
2003	9,005,350	6.07 to 7.83	68,480,552	0.19		1.18 to 1.65	24.47 to 31.23

MML American Century Income & Growth Sub-Account
2007	5,915,715	10.78 to 11.72	79,916,697	1.42		1.18 to 2.00	(2.40) to (1.94)
2006	7,413,557	10.99 to 12.01	103,611,234	1.55		1.18 to 2.00	15.19 to 15.73
2005	9,362,297	9.50 to 10.43	114,030,962	2.10		1.18 to 2.00	2.92 to 3.41
2004	11,364,125	9.19 to 13.01	134,567,591	1.46		1.18 to 2.00	11.14 to 11.67
2003	12,852,186	8.23 to 11.68	137,238,927	1.32		1.18 to 1.65	23.54 to 27.84

MML American Century Mid Cap Value Sub-Account
2007	5,759,094	17.86 to 18.50	100,836,254	0.94		1.18 to 2.00	(3.93) to (3.47)
2006	6,998,992	18.59 to 19.17	126,858,496	1.14		1.18 to 2.00	14.97 to 15.51
2005	8,213,614	16.17 to 16.60	128,735,557	0.89		1.18 to 2.00	3.32 to 3.81
2004	8,942,433	14.61 to 15.99	135,028,876	1.00		1.18 to 2.00	12.46 to 12.99
2003	9,164,889	12.96 to 13.93	122,649,973	1.07		1.18 to 1.65	24.07 to 27.45

MML Babson Blend Sub-Account
2007	9,976,579	11.78 to 11.91	114,741,535	2.97		1.18 to 2.00	4.16 to 4.66
2006	12,217,792	11.31 to 11.38	134,343,304	2.76		1.18 to 2.00	9.95 to 10.47
2005	9,692,633	10.28 to 10.30	96,617,104	2.67		1.18 to 2.00	2.96 to 3.44
2004	11,651,955	9.34 to 10.01	112,380,695	2.66		1.18 to 2.00	6.90 to 7.41
2003	12,747,350	8.72 to 9.35	114,668,892	2.62		1.18 to 1.65	13.05 to 17.32

MML Babson Enhanced Index Core Equity Sub-Account
2007	1,097,381	11.75 to 16.34	13,408,463	1.15		1.18 to 2.00	2.70 to 3.18
2006	1,388,397	11.44 to 15.84	16,354,601	1.42		1.18 to 2.00	14.26 to 14.80
2005	283,402	10.01 to 13.80	2,881,502	1.22	[4]	1.18 to 2.00	3.78 to 4.27
2004	293,522	9.64 to 13.23	2,866,093	1.38	[4]	1.18 to 2.00	9.07 to 9.59
2003	288,284	8.84 to 12.07	2,561,415	1.15		1.18 to 1.65	(11.58) to 25.39

MML Babson Inflation-Protected Bond Sub-Account
2007	2,130,193	11.36 to 11.61	24,482,739	4.25		1.18 to 2.00	5.74 to 6.24
2006	2,580,334	10.74 to 10.93	27,950,398	3.79		1.18 to 2.00	(0.68) to (0.21)
2005	2,880,282	10.81 to 10.95	31,330,552	4.94	[4]	1.18 to 2.00	(0.04) to 0.43
2004	2,286,174	10.82 to 10.90	24,815,992	4.07	[4]	1.18 to 2.00	4.51 to 5.00
2003	1,073,723	10.35 to 10.38	11,127,535	2.19		1.18 to 1.65	3.50 to 3.83

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Babson Managed Bond Sub-Account
2007	4,132,073	$14.14 to $14.41	$59,345,796	5.14%	1.18% to 2.00%	5.34% to 5.84%
2006	4,611,446	13.36 to 13.68	62,802,236	4.56	1.18 to 2.00	2.41 to 2.89
2005	5,627,985	12.98 to 13.36	74,802,178	4.73	1.18 to 2.00	0.69 to 1.16
2004	6,458,696	12.83 to 13.30	85,187,343	4.66	1.18 to 2.00	2.76 to 3.25
2003	7,663,239	12.43 to 12.92	98,313,489	5.17	1.18 to 1.65	1.59 to 4.35

MML Capital Guardian Asset Allocation Sub-Account
2007	6,002,632	14.68 to 15.00	89,205,621	2.24	1.18 to 2.00	(0.52) to (0.05)
2006	6,861,947	14.75 to 15.01	102,200,116	0.85	1.18 to 2.00	11.42 to 11.94
2005	6,175,175	13.24 to 13.41	82,306,787	2.32	1.18 to 2.00	7.36 to 7.86
2004	5,445,956	12.34 to 12.43	67,440,621	2.39	1.18 to 2.00	6.57 to 7.07
2003	2,591,311	11.58 to 11.61	30,041,126	4.16	1.18 to 1.65	15.75 to 16.11

MML Capital Guardian Growth & Income Sub-Account
2007	5,413,585	15.01 to 15.34	82,301,912	1.07	1.18 to 2.00	(1.97) to (1.51)
2006	6,654,991	15.31 to 15.58	102,874,493	0.38	1.18 to 2.00	8.28 to 8.79
2005	6,308,959	14.14 to 14.32	89,811,230	1.35	1.18 to 2.00	4.11 to 4.59
2004	5,973,825	13.58 to 13.69	81,463,631	1.04	1.18 to 2.00	8.57 to 9.08
2003	2,875,030	12.51 to 12.55	36,021,572	1.86	1.18 to 1.65	25.09 to 25.49

MML Davis Large Cap Value Sub-Account
2007	3,502,851	12.32 to 12.60	43,736,903	0.92	1.18 to 2.00	2.51 to 3.00
2006	3,939,751	12.02 to 12.24	47,851,533	0.68	1.18 to 2.00	12.39 to 12.92
2005	3,913,500	10.69 to 10.84	42,185,649	0.68	1.18 to 2.00	7.50 to 8.01
2004	3,965,667	9.95 to 10.03	39,666,123	0.75	1.18 to 2.00	10.02 to 10.54
2003	3,939,419	9.04 to 9.08	35,727,989	0.77	1.18 to 1.65	24.44 to 28.07

MML Emerging Growth Sub-Account
2007	988,348	6.55 to 6.80	6,576,727	-	1.18 to 2.00	15.88 to 16.43
2006	1,016,195	5.65 to 5.84	5,816,679	-	1.18 to 2.00	3.60 to 4.08
2005	1,012,123	5.46 to 5.61	5,576,815	-	1.18 to 2.00	(0.70) to (0.23)
2004	1,190,617	5.50 to 5.62	6,587,436	-	1.18 to 2.00	12.79 to 13.32
2003	1,316,722	4.87 to 4.96	6,441,784	-	1.18 to 1.65	38.55 to 44.20

MML Equity Index Sub-Account
2007	3,289,987	9.85 to 11.09	35,219,376	1.38	1.18 to 2.00	3.40 to 3.89
2006	4,177,656	9.48 to 10.73	43,222,824	1.42	1.18 to 2.00	13.42 to 13.95
2005	5,348,821	8.32 to 9.46	48,770,744	1.30	1.18 to 2.00	2.83 to 3.31
2004	6,593,234	8.06 to 9.22	58,356,357	1.57	1.18 to 2.00	8.61 to 9.13
2003	7,415,948	7.38 to 8.48	60,335,981	1.34	1.18 to 1.65	21.09 to 26.58

MML Goldman Sachs/AllianceBernstein Small Cap Value Sub-Account
2007	1,489,108	16.27 to 16.63	24,546,644	0.77	1.18 to 2.00	(19.66) to (19.28)
2006	1,770,016	20.26 to 20.61	36,191,869	0.40	1.18 to 2.00	17.91 to 18.46
2005	1,547,669	17.18 to 17.40	26,762,153	0.75	1.18 to 2.00	6.99 to 7.49
2004	932,012	16.06 to 16.18	15,024,241	0.17	1.18 to 2.00	21.72 to 22.30
2003	233,185	13.19 to 13.23	3,080,732	0.06	1.18 to 1.65	31.91 to 32.33

MML Legg Mason Concentrated Growth Sub-Account
2007	3,966,255	9.82 to 13.24	50,653,996	0.26	1.18 to 2.00	13.30 to 13.84
2006	4,653,954	8.63 to 11.69	52,819,079	0.07	1.18 to 2.00	4.15 to 4.64
2005	5,875,616	8.25 to 11.22	64,452,202	0.21	1.18 to 2.00	11.01 to 11.53
2004	6,793,061	7.39 to 10.14	67,364,133	0.24	1.18 to 2.00	16.30 to 16.84
2003	8,477,228	6.33 to 8.70	72,392,531	0.47	1.18 to 1.65	16.66 to 19.12

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML NASDAQ-100® Sub-Account
2007	1,192,304	$4.75 to $4.93	$5,754,300	0.03%		1.18% to 2.00%	16.75% to 17.31%
2006	1,233,967	4.07 to 4.20	5,087,743	0.05		1.18 to 2.00	5.03 to 5.53
2005	1,626,564	3.88 to 3.98	6,364,051	0.04		1.18 to 2.00	(0.36) to 0.11
2004	2,404,583	3.89 to 3.98	9,412,389	0.60		1.18 to 2.00	8.56 to 9.07
2003	2,737,249	3.58 to 3.64	9,847,302	-		1.18 to 1.65	30.50 to 46.89

MML Neuberger Berman Global Sub-Account
2007	3,645,960	7.01 to 9.76	35,339,904	1.44		1.18 to 2.00	2.04 to 2.53
2006	4,418,831	6.84 to 9.57	42,114,051	0.50		1.18 to 2.00	10.51 to 11.03
2005	5,430,003	6.16 to 8.66	46,956,007	1.33		1.18 to 2.00	4.14 to 4.63
2004	7,011,557	5.89 to 8.49	58,325,243	0.97		1.18 to 2.00	3.06 to 3.55
2003	8,863,768	5.69 to 8.22	71,558,399	1.10		1.18 to 1.65	22.16 to 24.11

MML Oppenheimer Small Cap Equity Sub-Account
2007	1,660,005	14.21 to 15.17	26,385,205	0.65		1.18 to 2.00	(2.82) to (2.36)
2006	2,068,458	14.56 to 15.61	33,935,434	0.34		1.18 to 2.00	8.69 to 9.20
2005	2,808,091	13.33 to 14.37	42,504,876	0.24	[4]	1.18 to 2.00	(1.83) to (1.37)
2004	3,275,263	13.52 to 16.07	50,460,749	0.17	[4]	1.18 to 2.00	14.45 to 14.99
2003	3,551,559	11.75 to 14.00	47,813,988	0.19		1.18 to 1.65	24.38 to 29.75

MML Oppenheimer Small Company Opportunities Sub-Account
2007	1,126,653	18.39 to 18.46	20,965,369	-		1.18 to 2.00	(8.61) to (8.18)
2006	1,233,667	20.03 to 20.20	25,085,943	-		1.18 to 2.00	13.56 to 14.09
2005	1,227,278	17.55 to 17.79	21,945,760	-	[4]	1.18 to 2.00	9.14 to 9.66
2004	1,285,880	16.01 to 16.40	21,035,847	-	[4]	1.18 to 2.00	16.87 to 17.42
2003	1,303,568	13.63 to 13.99	18,218,325	5.89		1.18 to 1.65	35.91 to 40.33

MML Oppenheimer/Bernstein Equity Sub-Account
2007	7,215,328	11.63 to 12.14	81,577,731	1.94		1.18 to 2.00	2.29 to 2.78
2006	8,220,490	11.37 to 11.81	90,263,846	1.35		1.18 to 2.00	16.08 to 16.62
2005	9,750,917	9.79 to 10.12	91,774,510	1.79		1.18 to 2.00	1.44 to 1.92
2004	11,207,158	8.60 to 9.93	103,282,546	2.00		1.18 to 2.00	13.95 to 14.49
2003	12,182,369	7.53 to 8.68	98,017,869	1.81		1.18 to 1.65	22.33 to 26.00

MML Small Cap Index Sub-Account
2007	1,209,266	14.39 to 16.81	19,652,061	0.73		1.18 to 2.00	(2.20) to (1.74)
2006	1,600,244	14.64 to 17.19	26,770,093	0.51		1.18 to 2.00	13.33 to 13.86
2005	1,691,138	12.86 to 15.17	25,051,681	0.66		1.18 to 2.00	2.56 to 3.04
2004	1,917,065	12.48 to 14.83	27,727,126	0.44		1.18 to 2.00	15.83 to 16.38
2003	1,854,537	10.73 to 12.78	23,172,629	0.91		1.18 to 1.65	18.54 to 44.71

MML T. Rowe Price Blue Chip Growth Sub-Account
2007	776,221	15.88 to 16.24	12,481,033	0.45		1.18 to 2.00	10.81 to 11.34
2006	740,632	14.33 to 14.58	10,719,091	0.12		1.18 to 2.00	7.68 to 8.18
2005	782,945	13.31 to 13.48	10,492,359	0.11		1.18 to 2.00	4.21 to 4.70
2004	749,702	12.77 to 12.87	9,614,145	0.70		1.18 to 2.00	6.91 to 7.41
2003	371,953	11.95 to 11.99	4,451,319	0.24		1.18 to 1.65	19.49 to 19.86

MML T. Rowe Price Equity Income Sub-Account
2007	2,382,157	16.68 to 17.05	40,252,235	1.47		1.18 to 2.00	1.43 to 1.91
2006	2,574,409	16.45 to 16.73	42,742,103	0.66		1.18 to 2.00	17.07 to 17.62
2005	2,522,413	14.05 to 14.22	35,670,098	1.62		1.18 to 2.00	2.23 to 2.71
2004	1,987,523	13.74 to 13.85	27,418,406	1.84		1.18 to 2.00	13.04 to 13.57
2003	723,677	12.16 to 12.20	8,811,075	1.62		1.18 to 1.65	21.57 to 21.95

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML T. Rowe Price Growth Equity Sub-Account
2007	797,394	$6.07 to $8.04	$6,273,231	0.45%	1.18% to 2.00%	2.67% to 3.16%
2006	1,046,274	5.89 to 7.83	8,038,729	0.43	1.18 to 2.00	0.25 to 0.72
2005	1,274,111	5.84 to 7.81	9,779,989	0.40	1.18 to 2.00	2.18 to 2.66
2004	1,573,246	5.69 to 7.82	11,897,092	0.43	1.18 to 2.00	3.16 to 3.65
2003	1,807,761	5.49 to 7.56	13,334,401	0.02	1.18 to 1.65	14.81 to 21.46

MML T. Rowe Price Mid Cap Growth Sub-Account
2007	6,294,639	16.32 to 20.84	150,134,958	0.08	1.18 to 2.00	14.97 to 15.51
2006	7,937,607	14.12 to 18.13	166,896,714	-	1.18 to 2.00	5.01 to 5.51
2005	9,626,897	13.39 to 17.27	194,636,747	-	1.18 to 2.00	12.86 to 13.39
2004	10,676,609	11.81 to 20.42	192,362,459	-	1.18 to 2.00	16.41 to 16.95
2003	11,202,261	10.09 to 17.50	174,075,259	-	1.18 to 1.65	29.23 to 36.77

MML Templeton Foreign Sub-Account
2007	3,020,524	14.64 to 16.08	47,578,622	2.17	1.18 to 2.00	11.61 to 12.14
2006	3,345,675	13.05 to 14.41	47,290,485	0.60	1.18 to 2.00	21.50 to 22.07
2005	3,423,240	10.69 to 11.86	39,780,108	1.17	1.18 to 2.00	8.37 to 8.88
2004	3,373,423	9.82 to 10.97	36,207,576	1.06	1.18 to 2.00	16.59 to 17.14
2003	3,227,172	8.38 to 9.40	29,696,821	1.67	1.18 to 1.65	30.26 to 31.04

MML W&R/Wellington Small Cap Growth Equity Sub-Account
2007	1,570,370	11.27 to 16.26	24,896,942	0.11	1.18 to 2.00	7.82 to 8.33
2006	1,876,463	10.40 to 15.08	28,337,982	-	1.18 to 2.00	7.31 to 7.82
2005	2,025,692	9.65 to 14.05	29,205,617	-	1.18 to 2.00	9.75 to 10.27
2004	2,265,170	8.75 to 14.34	30,201,525	-	1.18 to 2.00	11.40 to 11.92
2003	2,567,741	7.82 to 12.84	31,011,969	-	1.18 to 1.65	35.44 to 46.81

Oppenheimer Balanced Sub-Account
2007	4,347,912	13.42 to 13.43	58,966,282	2.62	1.18 to 2.00	2.08 to 2.56
2006	5,168,920	13.09 to 13.16	68,535,079	2.24	1.18 to 2.00	9.33 to 9.85
2005	6,554,324	11.91 to 12.04	79,321,483	1.79	1.18 to 2.00	2.19 to 2.67
2004	7,383,697	11.60 to 11.86	87,267,185	1.04	1.18 to 2.00	8.30 to 8.81
2003	7,714,266	10.66 to 10.92	84,177,912	2.81	1.18 to 1.65	18.03 to 23.49

Oppenheimer Capital Appreciation Sub-Account
2007	9,339,086	9.35 to 13.10	112,452,032	0.23	1.18 to 2.00	12.27 to 12.80
2006	10,976,967	8.29 to 11.67	119,055,851	0.39	1.18 to 2.00	6.19 to 6.69
2005	12,741,882	7.77 to 10.99	131,575,236	0.94	1.18 to 2.00	3.38 to 3.87
2004	14,376,240	7.48 to 10.66	144,673,543	0.32	1.18 to 2.00	5.19 to 5.68
2003	14,688,461	7.08 to 10.12	141,458,181	0.38	1.18 to 1.65	23.01 to 29.41

Oppenheimer Core Bond Sub-Account
2007	3,909,361	16.13	63,049,647	5.51	1.55	2.93
2006	5,001,584	15.67	78,366,878	5.66	1.55	3.82
2005	6,386,332	15.09	96,382,629	5.33	1.55	1.16
2004	7,433,651	14.92	110,897,065	4.83	1.55	4.03
2003	9,246,445	14.34	132,602,307	5.74	1.40	5.29

Oppenheimer Global Securities Sub-Account
2007	11,752,318	14.37 to 21.05	222,629,283	1.37	1.18 to 2.00	4.57 to 5.07
2006	13,749,758	13.68 to 20.13	252,825,203	1.03	1.18 to 2.00	15.77 to 16.32
2005	14,863,119	11.76 to 17.39	238,191,851	1.03	1.18 to 2.00	12.44 to 12.97
2004	15,390,671	10.41 to 15.53	220,758,217	1.24	1.18 to 2.00	17.21 to 17.77
2003	14,952,099	8.84 to 13.21	183,931,354	0.74	1.18 to 1.65	40.91 to 41.34

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer High Income Sub-Account
2007	4,209,814	$12.93 to $13.26	$54,998,367	7.45%	1.18% to 2.00%	(1.75)% to (1.28)%
2006	5,193,645	13.16 to 13.43	68,855,842	7.66	1.18 to 2.00	7.64 to 8.14
2005	5,821,219	12.23 to 12.42	71,506,359	6.49	1.18 to 2.00	0.64 to 1.12
2004	6,835,633	12.15 to 12.28	83,219,449	6.34	1.18 to 2.00	7.18 to 7.69
2003	7,218,455	11.31 to 11.40	81,793,659	6.81	1.18 to 1.65	10.59 to 22.50

Oppenheimer International Growth Sub-Account
2007	3,155,605	12.58 to 17.40	66,036,576	0.90	1.18 to 2.00	10.76 to 11.28
2006	3,158,457	11.30 to 15.71	62,423,578	0.64	1.18 to 2.00	28.65 to 29.25
2005	3,253,900	8.74 to 12.21	51,774,714	0.90	1.18 to 2.00	12.20 to 12.73
2004	3,624,630	7.76 to 16.74	52,056,541	1.51	1.18 to 2.00	15.93 to 16.47
2003	3,863,740	6.66 to 14.40	48,522,515	1.46	1.18 to 1.65	47.91 to 51.75

Oppenheimer Main Street Sub-Account
2007	8,901,900	10.25 to 11.52	99,874,733	1.04	1.18 to 2.00	2.71 to 3.19
2006	10,899,311	9.93 to 11.22	119,044,224	1.18	1.18 to 2.00	13.15 to 13.68
2005	13,176,897	8.74 to 9.91	127,122,018	1.40	1.18 to 2.00	4.25 to 4.74
2004	15,869,132	8.34 to 9.54	146,800,000	0.86	1.18 to 2.00	7.67 to 8.18
2003	17,697,625	7.71 to 8.84	151,962,672	0.96	1.18 to 1.65	20.88 to 25.23

Oppenheimer Midcap Sub-Account
2007	7,371,948	5.69 to 10.42	61,812,263	-	1.18 to 2.00	4.58 to 5.08
2006	8,917,327	5.41 to 9.97	73,399,063	-	1.18 to 2.00	1.28 to 1.75
2005	10,406,686	5.32 to 9.84	86,583,311	-	1.18 to 2.00	10.49 to 11.01
2004	11,543,297	4.79 to 8.94	88,931,666	-	1.18 to 2.00	17.82 to 18.37
2003	12,397,102	4.05 to 7.57	82,524,420	-	1.18 to 1.65	19.95 to 24.12

Oppenheimer Money Sub-Account
2007	4,892,036	11.37 to 11.45	60,495,692	4.85	1.18 to 2.00	3.26 to 3.75
2006	4,950,911	10.96 to 11.09	59,137,895	4.60	1.18 to 2.00	3.01 to 3.49
2005	5,471,490	10.59 to 10.76	63,556,936	2.80	1.18 to 2.00	1.18 to 1.66
2004	6,327,459	10.42 to 12.25	73,183,476	0.96	1.18 to 2.00	(0.67) to (0.20)
2003	8,684,489	10.44 to 12.31	101,053,653	0.81	1.18 to 1.65	(0.70) to (0.39)

Oppenheimer Strategic Bond Sub-Account
2007	7,588,827	16.01 to 16.19	124,067,383	3.52	1.18 to 2.00	7.89 to 8.40
2006	7,715,457	14.77 to 15.00	116,745,250	4.29	1.18 to 2.00	5.73 to 6.23
2005	8,344,030	13.90 to 14.19	119,224,550	4.59	1.18 to 2.00	0.99 to 1.47
2004	8,927,150	13.70 to 14.23	126,082,501	5.10	1.18 to 2.00	6.90 to 7.40
2003	9,310,570	12.76 to 13.28	122,818,769	6.20	1.18 to 1.65	8.58 to 16.69

Panorama Growth Sub-Account
2007	1,698,056	10.20 to 10.29	23,044,102	1.23	1.18 to 2.00	3.13 to 3.62
2006	2,044,259	9.85 to 9.97	27,071,815	1.36	1.18 to 2.00	12.80 to 13.33
2005	2,579,467	8.69 to 8.84	30,506,408	1.62	1.18 to 2.00	4.68 to 5.17
2004	3,197,122	8.26 to 12.15	36,260,750	1.10	1.18 to 2.00	7.41 to 7.92
2003	3,676,226	7.66 to 11.28	39,057,464	1.14	1.18 to 1.65	21.19 to 25.32

Panorama Total Return Sub-Account
2007	2,038,432	11.14 to 11.72	29,909,090	3.12	1.18 to 2.00	4.08 to 4.58
2006	2,480,715	10.65 to 11.26	35,015,007	2.81	1.18 to 2.00	9.88 to 10.39
2005	3,215,720	9.65 to 10.25	41,234,301	2.61	1.18 to 2.00	3.07 to 3.55
2004	4,125,310	9.32 to 12.92	50,955,950	2.20	1.18 to 2.00	7.67 to 8.18
2003	4,964,679	8.61 to 11.97	56,721,180	3.27	1.18 to 1.65	15.54 to 19.68

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

PIMCO VIT CommodityRealReturn Strategy Sub-Account
2007	170,092	$11.37 to $11.46	$1,942,102	4.75%	1.18% to 2.00%	21.12% to 21.69%
2006	138,254	9.39 to 9.42	1,299,900	5.56	1.18 to 2.00	(6.11) to (5.82)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]

In 2006, the Separate Account restated its previously reported investment income ratio for 2005 and 2004. This restatement had no impact on the Sub-Accounts’ previously reported net assets, net asset value per share or total return. See Note 2 to the financial statements.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge*	1.03% - 1.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Annual Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are assessed through a reduction in unit values.

A. ResetDeath Benefit	0.00% - 0.10% of the daily value of the assets in each fund.

B. RatchetDeath Benefit	0.00% - 0.25% of the daily value of the assets in each fund.

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary. The net effect of the credit is a mortality and expense risk charge of 1.10%.

9.	FUND SUBSTITUTION

Effective April 28, 2006, several funds were replaced with other funds pursuant to “fund substitutions.” These substitutions were implemented by renaming certain sub-accounts and liquidating other sub-accounts. The sub-accounts that were liquidated had the contract value transferred to a replacement sub-account.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
Sub-accounts renamed:
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
American Century® VP Value Fund	MML Mid Cap Value Fund	American Century VP Value	MML American Century Mid Cap Value
American Funds® Asset Allocation Fund (Class 2)	MML Asset Allocation Fund	American Funds® Asset Allocation	MML Capital Guardian Asset Allocation
American Funds® Growth-Income Fund (Class 2)	MML Growth & Income Fund	American Funds® Growth-Income	MML Capital Guardian Growth & Income
Fidelity® VIP Growth Portfolio (Service Class)	MML Large Cap Growth Fund	Fidelity® VIP Growth	MML AllianceBernstein Large Cap Growth
Franklin Small Cap Value Securities Fund (Class 2)	MML Small Cap Value Fund	Franklin Small Cap Value Securities	MML Goldman Sachs Small Cap Value
Janus Aspen Forty Portfolio (Institutional Shares)	MML Concentrated Growth Fund (Class II)	Janus Aspen Forty	MML Legg Mason Concentrated Growth
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	MML Global Fund (Class II)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global
Scudder VIT Small Cap Index Fund	MML Small Cap Index Fund	Scudder VIT Small Cap Index	MML Small Cap Index
T. Rowe Price Blue Chip Growth Portfolio	MML Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth	MML T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio	MML Equity Income Fund	T. Rowe Price Equity Income	MML T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth Portfolio	MML Mid Cap Growth Fund	T. Rowe Price Mid Cap Growth	MML T. Rowe Price Mid Cap Growth
Templeton Foreign Securities Fund (Class 2)	MML Foreign Fund	Templeton Foreign Securities	MML Templeton Foreign
Sub-accounts liquidated:
Calvert Social Balanced Portfolio	MML Asset Allocation Fund	Calvert Social Balanced	MML Capital Guardian Asset Allocation
Fidelity® VIP Growth Opportunities Portfolio (Service Class)	MML Growth & Income Fund	Fidelity® VIP Growth Opportunities	MML Capital Guardian Growth & Income
Janus Aspen Balanced Portfolio (Institutional Shares)	MML Blend	Janus Aspen Balanced	MML Babson Blend
MFS® Investors Trust Series	MML Enhanced Index Core Equity Fund	MFS® Investors Trust	MML Babson Enhanced Index Core Equity
MFS® New Discovery Series	MML Small Cap Index Fund	MFS® New Discovery	MML Small Cap Index

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2007 and 2006, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2007. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2007, on the basis of accounting described in note 2.

/s/ KPMG LLP
February 22, 2008

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2007	2006
	(In Millions)
Assets:
Bonds	$3,250	$3,457
Preferred stocks	14	15
Common stocks – subsidiary and affiliates	199	221
Common stocks – unaffiliated	39	59
Mortgage loans	1,222	1,062
Policy loans	167	153
Real estate	8	9
Partnerships and limited liability companies	259	180
Derivatives and other invested assets	95	57
Cash, cash equivalents and short-term investments	90	354

Total invested assets	5,343	5,567

Investment income due and accrued	44	42
Federal income taxes	23	—
Deferred income taxes	25	29
Other than invested assets	11	8

Total assets excluding separate accounts	5,446	5,646

Separate account assets	3,179	3,478

Total assets	$8,625	$9,124

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2007	2006
	( $ In Millions Except For Par Value)
Liabilities:
Policyholders’ reserves	$4,617	$4,995
Liabilities for deposit-type contracts	8	10
Contract claims and other benefits	14	8
General expenses due or accrued	15	17
Transfers due from separate accounts	(31)	(45)
Payable to parent	27	26
Federal income taxes	—	10
Asset valuation reserve	80	86
Securities sold under agreements to repurchase	51	—
Other liabilities	57	36

Total liabilities excluding separate accounts	4,838	5,143

Separate account liabilities	3,179	3,478

Total liabilities	8,017	8,621

Shareholder’s equity:
Common stock, $200 par value 50,000 shares authorized 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	390	390
Surplus	215	110

Total shareholder’s equity	608	503

Total liabilities and shareholder’s equity	$8,625	$9,124

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Revenue:
Premium income	$538	$652	$782
Net investment income	338	345	338
Fees and other income	68	68	80

Total revenue	944	1,065	1,200

Benefits and expenses:
Policyholders’ benefits	1,530	1,214	905
Change in policyholders’ reserves	(823)	(409)	(6)
General insurance expenses	67	75	85
Commissions	47	55	73
State taxes, licenses and fees	11	12	13

Total benefits and expenses	832	947	1,070

Net gain from operations before federal income taxes	112	118	130

Federal income tax expense	5	6	35

Net gain from operations	107	112	95

Net realized capital (losses) gains, after tax and transfers to interest maintenance reserve	(21)	6	(2)

Net income	$86	$118	$93

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Shareholder’s equity, beginning of year	$503	$434	$397
Increase (decrease) due to:
Net income	86	118	93
Change in net unrealized capital gains (losses)	6	6	(26)
Change in asset valuation reserve	6	(37)	(8)
Change in nonadmitted assets	18	(1)	(40)
Change in net deferred income taxes	(10)	(6)	16
Prior period adjustments	(1)	(12)	2
Other	—	1	—

Net increase	105	69	37

Shareholder’s equity, end of year	$608	$503	$434

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Cash from operations:
Premium and other income collected	$603	$720	$862
Net investment income	353	346	336
Benefit payments	(1,525)	(1,207)	(893)
Net transfers from separate accounts	459	404	320
Commissions and other expenses	(127)	(144)	(186)
Federal income taxes paid	(37)	(26)	(26)

Net cash from operations	(274)	93	413

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	1,146	1,248	1,473
Common stocks	59	44	27
Mortgage loans	195	201	265
Real estate	3	—	—
Other	22	15	(4)

Total investment proceeds	1,425	1,508	1,761

Cost of investments acquired:
Bonds	(962)	(1,002)	(1,756)
Common stocks	(33)	(44)	(31)
Mortgage loans	(346)	(301)	(375)
Real estate	(3)	-	(3)
Other	(123)	(118)	(118)

Total investments acquired	(1,467)	(1,465)	(2,283)
Net increase in policy loans	(14)	(19)	(9)

Net cash from investments	(56)	24	(531)

Cash from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	(3)	(19)	5
Net securities sold under agreements to repurchase	51	—	—
Other cash provided (applied)	18	3	(27)

Net cash applied from financing and other sources	66	(16)	(22)

Net change in cash, cash equivalents and short-term investments	(264)	101	(140)
Cash, cash equivalents and short-term investments, beginning of year	354	253	393

Cash, cash equivalents and short-term investments, end of year	$90	$354	$253

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (“MassMutual”) and its subsidiaries. These statutory financial statements include the accounts of C.M. Life Insurance Company (the “Company”), a wholly-owned stock life insurance subsidiary of MassMutual. The Company provides life insurance and annuities to individuals and group life insurance to institutions. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and savings products, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned subsidiaries are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) assets are reported at “admitted asset” value and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance; (h) reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset; (i) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, and limited liability companies (“LLCs”), and certain credit-related derivative instruments as well as credit-related declines in the value of bonds and mortgage loans,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

whereas GAAP does not record this reserve; (j) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (k) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (l) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses as other comprehensive income; and (m) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, the liabilities for future policyholders’ reserves and deposit-type contracts, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, other-than-temporary impairments and the liability for taxes. Future events including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations and defaults, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

During 2007, the Company recorded a net pretax decrease to prior period adjustments, a component of changes in shareholder’s equity, of $1 million attributable to corrections of prior year errors. This decrease was primarily due to a review of certain aged reconciling suspense items resulting in write-offs.

During 2006, the Company recorded a net pretax decrease to prior period adjustments, a component of changes in shareholder’s equity, of approximately $12 million attributable to corrections of prior year errors. This decrease was primarily due to the correction in non-traditional life insurance reserves related to errors in a prior year mortality study and mortality factors.

During 2005, the Company recorded a net pretax increase to prior period adjustments, a component of changes in shareholder’s equity, of $2 million attributable to corrections of prior year errors. This increase was primarily due to annuity reserve adjustments.

Certain 2006 balances have been reclassified to conform to the current year presentation.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies, consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

Portfolios of asset-backed securities, including residential mortgage-backed securities, are evaluated on a periodic basis using scenarios customized by collateral type, performing sensitivity analysis on defaults as loan to values change, and on defaults as prepayments change using default curves under various scenarios. We combine scenario analysis with a monthly surveillance process in which we compare actual delinquencies and defaults to expectations established at the time securities are acquired and expectations considering current market conditions, and perform a statistical review of troubled loan exposures to credit support on a transaction-by-transaction basis.

Management utilized a combination of external vendor prices, broker quotations and internal models for purposes of deriving fair value. Internal inputs used in the determination of fair value included estimates of prepayment speeds, default rates, discount rates, collateral values and cash flow priority, among others. Fair values resulting from internal models are those expected to be paid by a willing market participant.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying values of bonds, mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability to hold the investment until anticipated recovery of the cost of the investment. The Company conducts a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without readily ascertainable market values, the Company has determined an estimated fair value using broker-dealer quotations or internal models.

As of December 31, 2007 and 2006, the Company had carrying values of $5 million and $7 million, respectively, in preferred stocks for which the transfer of ownership was restricted by contractual requirements.

e.	Common stock – subsidiary and affiliates

The Company accounts for the value of its affiliates, primarily its investment in MML Bay State Life Insurance Company (“MML Bay State”), a wholly owned stock life insurance subsidiary, at its underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded as net investment income when declared.

f.	Common stocks – unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in surplus. Common stock transactions are recorded on a trade date basis.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by using internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly management review of issuers whose common stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

g. Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original mortgage loan agreement or modified mortgage loan agreement.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were less than $1 million as of December 31, 2007 and 2006, which were nonadmitted. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their fair value approximates the carrying value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received provided there are undistributed earnings in the partnerships or LLCs.

Investments in partnerships, which generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at the risk free rate of 4.25% and compares the result to its current book value. Impairments are recognized as realized capital losses.

k.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and other miscellaneous investments.

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instrument is unavailable. Some of the synthetic assets are considered replicated asset transactions as defined under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds are classified as short-term investments.

The carrying value for these instruments approximates the fair value reported in the Statutory Statements of Financial Position.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

n.	Other than invested assets

Other than invested assets primarily includes reinsurance recoverables.

o.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset that will not be realized by the end of the next calendar year, the interest maintenance reserve in a net asset position, certain investments in partnerships for which audits are not performed, prepaid agent commissions and premium, and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

p.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life and other insurance policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts.

The Company has separate accounts classified as non-guaranteed for which the policyholder assumes the investment risk. Premium income, benefits and expenses of the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

separate accounts are included in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in the Statutory Statements of Income.

q.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily 1983 Individual Annuity Mortality, 1994 Minimum Guaranteed Death Benefit and Annuity 2000.

Tabular interest, tabular less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC annual statement instructions. Term life products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life insurance, annuity and supplemental contracts use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $54,988 million and $58,304 million as of December 31, 2007 and 2006, respectively. Of this total, the Company had $3,948 million and $5,204 million of life insurance in force as of December 31, 2007 and 2006, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and universal life products issued by the Company offer guaranteed minimum death benefits (“GMDBs”). GMDBs provide a death benefit if the contract holder dies and the contract value is less than a guaranteed amount specified in the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

contract. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Certain individual variable annuity products issued by the Company offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves. The Company’s GMDB reserves are calculated in accordance with actuarial guidelines.

Annuity GMDBs provide a death benefit if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For an annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.	Liabilities for deposit-type contracts

Reserves for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

s.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

t.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans, and certain derivatives. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold with agreement to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is reported in net investment income on the Statutory Statements of Income.

The Company provides collateral as dictated by the agreements to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

v.	Other liabilities

Other liabilities primarily include liabilities related to collateral held on derivative contracts, amounts in suspense and due and accrued expenses.

w.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

x.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

y.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the interest maintenance reserve (“IMR”) and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in surplus.

3.	New accounting standards

Adoption of new accounting standards

In December 2007, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities (“SCAs”), A Replacement of SSAP No. 88.” SSAP No. 97 made clarifications and provided additional guidance to SSAP No. 88. The most significant clarification was related to the requirement that SCAs, including downstream noninsurance holding companies, receive an unqualified U.S. GAAP opinion or receive an unqualified opinion on financial statements prepared in accordance with a foreign GAAP that includes an audited footnote reconciliation of the foreign GAAP to U.S. GAAP to be admitted assets. A limited exception to this audit requirement was provided to downstream noninsurance holding companies, which would allow the downstream noninsurance holding company not to be audited when certain requirements are met. Provided that the entities owned by an unaudited downstream noninsurance holding company receive U.S. GAAP audits, they are permitted to be an admitted asset. Assets of an unaudited downstream holding company would be nonadmitted. This statement is effective for fiscal year 2007. The adoption of this statement did not result in an impact to the Company’s financial condition or results of operations.

In December 2006, the NAIC issued SSAP No. 96, “Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties” with an effective date of January 1, 2007. This statement establishes a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. In addition, this statement establishes an aging threshold for admission of receivables associated with transactions for services provided to related parties outstanding as of the reporting date. SSAP No. 96 requires that transactions between related parties be in writing and that written agreements provide for the timely settlement of amounts owed, with a specific due date. Amounts outstanding greater than 90 days from the due date are required to be nonadmitted. Adoption of this statement did not result in an impact to the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In September 2006, the NAIC issued SSAP No. 95, “Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28 – Nonmonetary Transactions” with an effective date of January 1, 2007. SSAP No. 95 establishes statutory accounting principles for nonmonetary transactions. Specific statutory requirements for certain types of nonmonetary transactions are addressed in other statements. Accounting for nonmonetary transactions shall generally be based on the fair values of the assets or services involved. Adoption of this statement did not result in an impact to the Company’s financial condition or results of operations.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2007
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$28	$1	$—	$29
States, territories and possessions	3	—	—	3
Special revenue	171	2	1	172
Public utilities	185	3	3	185
Industrial and miscellaneous	2,729	34	58	2,705
Credit tenant loans	9	—	—	9
Parent, subsidiaries and affiliates	125	—	7	118

Total	$3,250	$40	$69	$3,221

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2006
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$106	$1	$—	$107
States, territories and possessions	3	—	—	3
Special revenue	199	1	3	197
Public utilities	193	3	4	192
Industrial and miscellaneous	2,853	30	44	2,839
Credit tenant loans	10	—	—	10
Parent, subsidiaries and affiliates	93	—	11	82

Total	$3,457	$35	$62	$3,430

The table below sets forth the Securities Valuation Office ratings for the bond portfolio along with what the Company believes were the equivalent rating agency designations:

		December 31,
		2007		2006
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$1,891	58%	$2,078	60%
2	Baa	1,018	31	1,049	29
3	Ba	176	6	162	5
4	B	107	3	88	3
5	Caa and lower	46	2	53	2
6	In or near default	12	—	27	1

	Total	$3,250	100%	$3,457	100%

As a result of the continuing decline in the credit markets, certain bonds may have a credit quality which is lower than the December 31, 2007 NAIC class and equivalent rating agency designations in the above table.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds as of December 31, 2007 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$146	$146
Due after one year through five years	916	931
Due after five years through ten years	1,085	1,074
Due after ten years	1,103	1,070

Total	$3,250	$3,221

The proceeds from sales, gross realized capital gain and loss activity on sales and other-than-temporary impairments on bonds were as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Proceeds from sales	$328	$601	$850
Gross realized capital gains on sales	7	2	7
Gross realized capital losses on sales	(5)	(5)	(14)
Other-than-temporary impairments	(31)	(4)	(5)

Of the $31 million of other-than-temporary impairments, 67% were determined based on internally developed models. Portions of realized capital gains and losses which were determined to be interest related were deferred into the IMR.

The book values of investments are written down when a decline in value is considered to be other-than-temporary. Through December 31, 2007, the Company recognized $31 million of other-than-temporary impairment losses. The Company employs a systematic methodology to evaluate other-than-temporary impairments. The methodology to evaluate declines in value utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines is evaluated in a disciplined manner.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2007 and 2006.

	December 31, 2007
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
U. S. government	$—	$—	—	$4	$—	3
States, territories and possessions	—	—	1	2	—	1
Special revenue	8	—	8	73	1	29
Public utilities	15	—	19	69	3	40
Industrial and miscellaneous	681	28	629	831	29	329
Credit tenant loans	5	—	2	—	—	—
Parent, subsidiaries and affiliates	35	6	9	3	—	1

	$744	$34	668	$982	$33	403

Note – The unrealized losses in this table do not include $2 million of unrealized losses related to foreign currency amounts recorded in surplus.

For industrial and miscellaneous, the majority of the unrealized losses less than 12 months as of December 31, 2007 were in residential mortgage-backed securities and resulted from the widening of credit spreads and the continuing decline in the credit markets. Deterioration of underlying collateral or downgrades of credit ratings may lead to further declines in value.

	December 31, 2006
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$50	$—	3	$9	$—	5
States, territories and possessions	—	—	—	2	—	1
Special revenue	58	—	24	79	2	29
Public utilities	22	—	18	102	3	56
Industrial and miscellaneous	457	8	256	1,181	40	458
Credit tenant loans	4	—	3	3	—	2
Parent, subsidiaries and affiliates	3	11	3	8	—	3

	$594	$19	307	$1,384	$45	554

Note – The unrealized losses in this table include $2 million of unrealized losses on NAIC category 6 bonds.

For special revenue investments, the unrealized losses as of December 31, 2006 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments amounted to $2 million.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2006 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $43 million was in an unrealized loss position for a period of 12 months or more.

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2007 and 2006.

The Company did not sell any securities with the NAIC’s designation 3 or below during the years ended December 31, 2007 and 2006 that were reacquired within 30 days of the sale date.

The Company had assets in the amount of $3 million as of December 31, 2007 and 2006, which were on deposit with government authorities or trustees as required by law.

Residential mortgage-backed securities

The Company holds certain investments backed by pools of residential mortgages. The majority of these investments are included in bonds. The mortgages in these pools have varying risk characteristics and are commonly categorized as being of U.S. Government agency and non-agency prime, Alt-A and subprime borrower quality. The mortgage collateral classified as U.S. Government agency is considered of lowest relative risk while those classified as subprime are of the highest relative risk. Of the $2,729 million of industrial and miscellaneous bonds, the Company had $857 million of residential mortgage-backed securities (“RMBS”) of which $498 million was prime, $296 million was Alt-A and $63 million was subprime. The Alt-A category includes option adjustable rate mortgages and subprime investments include “scratch and dent” pools, high loan to value pools, and pools where the borrowers have very impaired credit but the average loan to value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management utilized a combination of qualitative and quantitative factors, including FICO scores and loan to value ratios.

In 2007, market conditions for subprime and Alt-A investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to more normal market conditions. Over the second half of 2007 there were a large number of credit downgrades by rating agencies for residential mortgage-backed investments. Subsequent to year end there were additional credit downgrades for securities backed by residential mortgage pools which were held by the Company, however such downgrades did not significantly change the overall credit quality mix of the RMBS portfolio.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The actual cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s investments with significant subprime and Alt-A exposure were as follows:

	December 31, 2007
	Actual Cost	Adjusted Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Subprime
Residential mortgage-backed securities	$67	$63	$61	$4
Collateralized debt obligations	3	—	—	2

Total	$70	$63	$61	$6

Alt-A
Residential mortgage-backed securities	$299	$294	$283	$7
Collateralized debt obligations	12	1	1	13
Other bonds	1	1	1	—

Total	$312	$296	$285	$20

The following table shows the percentage by statement value of subprime and Alt-A bonds by vintage (representing the year the pool of loans was originated) and credit quality as of December 31, 2007.

Year	AAA	AA	A	BBB	BB & Below	Total
2007	8.7%	1.1%	—%	—%	—%	9.8%
2006	23.5	1.1	—	—	—	24.6
2005 & prior	53.2	10.4	1.4	0.3	0.3	65.6

Total	85.4%	12.6%	1.4%	0.3%	0.3%	100.0%

Management’s judgment regarding fair value, including the difficulty of obtaining readily determinable prices for residential mortgage-backed investments and other investments impacted by the current illiquid credit market environment, depends upon evolving conditions that can alter the anticipated cash flows realized by investors. Further deterioration of market conditions and related management judgments of fair value could negatively impact the Company’s statement of operations and fair value disclosures in future periods.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Common stocks—unaffiliated

The cost and carrying value of common stocks were as follows:

	December 31,
	2007	2006
	(In Millions)
Cost	$36	$46
Gross unrealized gains	6	15
Gross unrealized losses	(3)	(2)

Carrying value	$39	$59

The realized gain and loss activity of common stocks was as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Gross realized capital gains on sales	$18	$9	$4
Gross realized capital losses on sales	(1)	(1)	(1)
Other-than-temporary impairments	(1)	—	—

Other-than-temporary impairments on unaffiliated common stocks were $1 million for the year ended December 31, 2007, and less than $1 million for the years ended December 31, 2006 and 2005.

As of December 31, 2007, investments in common stock in an unrealized loss position included holdings with a fair value of $17 million in 46 issuers. These holdings were in an unrealized loss position of $3 million, $1 million of which were in an unrealized loss position more than 12 months. As of December 31, 2006, investments in common stock with an unrealized loss position included holdings with a fair value of $5 million in 29 issuers. These holdings were in an unrealized loss position of $2 million, $1 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2007 or 2006.

As of December 31, 2007 and 2006, the Company had a carrying value of $20 million and $27 million, respectively, in common stocks for which the transfer of ownership was restricted by contractual requirements.

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $1,222 million and $1,062 million as of December 31, 2007 and 2006, respectively. There was no valuation allowance recorded as of December 31, 2007 and a valuation allowance of $2 million was recorded as of December 31, 2006. The Company’s commercial mortgage loans primarily finance various types of commercial real estate

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

properties throughout the U.S. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (“FHA”) and Veterans Administration (“VA”) guarantees. On occasion, the Company advances funds for the payment of items such as real estate taxes, legal bills, and appraisals prepared by a Member Appraisal Institute designated appraiser to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party that were not included in the mortgage loan carrying value total were less than $1 million as of December 31, 2007 and 2006, respectively.

As of December 31, 2007, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2008	$53
2009	48
2010	124
2011	90
2012	183
Thereafter	393

Commercial mortgage loans	891
Residential mortgage loan pools	331

Total mortgage loans	$1,222

Included in commercial mortgage loans in the above table were $18 million of mezzanine loans.

As of December 31, 2007 and 2006, the lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2007			December 31, 2006
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgages	3.9%	8.9%	5.8%	3.9%	8.9%	5.9%
Residential mortgage loan pools	4.2%	10.6%	6.6%	4.4%	11.2%	6.7%
Mezzanine mortgages	8.0%	16.0%	11.1%	8.1%	20.0%	12.7%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During the years ended December 31, 2007 and 2006, mortgage loan lending rates, including fixed and variable, on new issues were:

	2007		2006
	Low	High	Low	High
Commercial mortgages	5.0%	7.6%	5.3%	7.4%
Residential mortgage loan pools	5.6%	7.2%	5.9%	7.4%
Mezzanine mortgages	8.0%	14.0%	16.0%	16.1%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% and 86.3% as of December 31, 2007 and 2006, respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% as of December 31, 2007 and 2006, respectively.

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Gross realized investment gains	$—	$—	$2
Gross realized investment losses	—	—	(1)
Other-than-temporary impairments and write-offs	(2)	—	—

As of December 31, 2007 and 2006, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods from mortgage loans on properties under development was $1 million for the year ended December 31, 2007. There was no interest deferred to future periods form mortgage loans on properties under development for the year ended December 31, 2006.

During 2007, the Company wrote-off one mortgage loan that was foreclosed. The $2 million loss related to this loan was recorded as a realized capital loss. As of December 31, 2006, the $2 million was recorded in a valuation allowance and the change in valuation allowance was recorded through surplus.

The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2007, the Company had no direct subprime exposure through the origination of residential mortgage loans or purchases of unsecuritized whole-loan pools. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. As of December 31, 2007, the Company had mortgage loans with residential mortgage-backed exposure with a carrying value of $312 million which were FHA insured or VA guaranteed.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Impaired mortgage loans consisted of the following:

	December 31,
	2007	2006
	(In Millions)
Impaired mortgage loans with valuation allowance	$—	$2
Less valuation allowance on impaired loans	—	(2)

Net carrying value of impaired mortgage loans	$—	$—

The Company had no investment in impaired loans for the years ended December 31, 2007 and 2005, and $2 million for the year ended December 31, 2006. There was no interest income on impaired loans for the years ended December 31, 2007 and 2005. Interest income on impaired loans was less than $1 million for the year ended December 31, 2006.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2007 or 2006.

The geographic distribution of mortgage loans was as follows:

	December 31,
	2007	2006
	(In Millions)
California	$221	$174
Washington	57	45
Massachusetts	55	52
Illinois	49	40
Arizona	48	40
Texas	44	46
All other states	347	334
Canada	70	19

Total commercial mortgage loans	891	750
Residential mortgage loan pools	331	312

Total mortgage loans	$1,222	$1,062

Included in commercial mortgage loans in the above table were $18 million of mezzanine loans.

All other states includes mortgage loans that are spread widely across various states.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. There was no material negative impact to surplus based on the geographical concentrations for the years ended December 31, 2007 and 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2007	2006
	(In Millions)
Held for the production of income	$7	$14
Accumulated depreciation	(1)	(1)
Encumbrances	(2)	(4)

Held for the production of income, net	4	9

Held for sale	4	—
Accumulated depreciation	—	—

Held for sale, net	4	—

Total real estate	$8	$9

The Company had no real estate held for sale as of December 31, 2006 or occupied by the company as of December 31, 2007 or 2006.

There was no non-income producing property held by the company as of December 31, 2007. The carrying value of non-income producing real estate, consisting primarily of land, was $3 million as of December 31, 2006. One non-income producing real estate property with a carrying value of less than $1 million was under development as of December 31, 2006.

Depreciation expense on real estate was $1 million for the year ended December 31, 2007, and less than $1 million for the years ended December 31, 2006 and 2005.

There were no realized gains or losses for the years ended December 31, 2007, 2006 or 2005.

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held for sale. Properties acquired through foreclosure are classified as held for sale.

During 2007, two properties, a residential apartment complex and a retail center, acquired in previous years were classified as held for sale. Of these, the retail center was transferred to partnerships and LLCs in 2007. As of December 31, 2007, the Company held the residential apartment complex as classified as held for sale.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	Years Ended December 31,
	2007	2006
	(In Millions)
Common stocks	$124	$101
Real estate	45	30
Bonds	17	1
Low income housing tax credits (“LIHTCs”)	13	10
Mortgage loans	5	1
Other	55	37

Total	$259	$180

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Gross realized capital gains on sales	$1	$1	$2
Gross realized capital losses on sales	(1)	—	—
Other-than-temporary impairments	(2)	(1)	(1)

Included in other-than-temporary impairments was $2 million attributable to the continuing decline in credit markets. As of December 31, 2007, one of the partnerships held by the Company with significant Alt-A exposure had an actual cost of $2 million, carrying value and fair value of $1 million, and related gross realized losses from other-than-temporary impairments of $1 million.

The Company invests in partnerships which generate LIHTCs. As of December 31, 2007, the Company’s investment in LIHTC investments was less than 1% of total invested assets. These investments currently have unexpired tax credits which range from 8 to 11 years and have an initial 15 year holding period requirement.

For determining other-than-temporary impairments on LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at the risk free rate of 4.25% and compares the result to its current book value. There were less than $1 million of other-than-temporary impairments during 2007, and no other-than-temporary impairments during 2006.

There were no write-downs or reclassifications made during the years ended December 31, 2007 and 2006 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments currently subject to regulatory review.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Bonds	$199	$215	$206
Preferred stocks	1	1	1
Common stocks—subsidiaries and affiliates	37	44	47
Common stocks—unaffiliated	3	3	3
Mortgage loans	74	65	59
Policy loans	9	8	8
Real estate	1	1	1
Partnerships and LLCs	23	14	8
Derivatives and other invested assets	4	5	18
Cash, cash equivalents and short-term investments	12	13	7

Subtotal investment income	363	369	358
Amortization of the IMR	(10)	(9)	(5)
Net gain from separate accounts	—	—	—
Less investment expenses	(15)	(15)	(15)

Net investment income	$338	$345	$338

g.	Net realized capital gains and losses

Net realized capital gains (losses) were comprised of the following:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Bonds	$(29)	$(7)	$(12)
Preferred stocks	—	2	—
Common stocks—unaffiliated	16	8	3
Mortgage loans	(2)	—	1
Partnerships and LLCs	(2)	—	1
Derivatives and other	(21)	(35)	(30)
Federal and state taxes	1	12	12

Net realized capital losses before deferral to the
IMR	(37)	(20)	(25)
Net losses deferred to the IMR	17	40	36
Less taxes	(1)	(14)	(13)

Net after tax losses deferred to the IMR	16	26	23

Net realized capital (losses) gains	$(21)	$6	$(2)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net realized losses on derivative financial instruments by type were as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Interest rate swaps	$(1)	$(33)	$(14)
Currency swaps	(1)	—	(1)
Options	(6)	(3)	(15)
Forward contracts	(2)	—	(1)
Financial futures	(12)	1	—

Net derivative realized capital losses	$(22)	$(35)	$(31)

h.	Securities purchased under agreements to resell and sold under agreements to repurchase

As of December 31, 2007 and 2006, the Company had no securities purchased under agreements to resell.

As of December 31, 2007 the Company had securities sold under agreements to repurchase outstanding with a total carrying value of $51 million. As of December 31, 2007, the maturity of the agreement was January 15, 2008 while the interest rate was 5.2%. The outstanding amount as of December 31, 2007 was collateralized by bonds with a fair value of $53 million and cash of less than $1 million. As of December 31, 2006, the Company had no securities sold under agreements to repurchase.

5.	Common stocks – subsidiary and affiliates

MML Bay State is a wholly-owned stock life insurance subsidiary of the Company and primarily writes variable universal life and bank-owned life insurance business. The Company received dividends from MML Bay State of $37 million and $44 million, in 2007 and 2006, respectively. A majority of MML Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $18 million of MML Bay State’s shareholder’s equity is available for distribution to the Company in 2008 without prior regulatory approval.

As of December 31, 2007 the Company had common stocks of affiliates with a carrying value of $2 million for which the transfer of ownership was restricted by contractual requirements. As of December 31, 2006, the Company had no common stocks of affiliates for which the transfer of ownership was restricted.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is statutory financial information for MML Bay State:

	As of and for the Years Ended December 31,
	2007	2006	2005
	(In Millions)
Total revenue	$144	$155	$167
Net income	11	37	44
Assets	4,637	4,550	4,377
Liabilities	4,454	4,338	4,159
Equity	183	212	218

6.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. Approximately $5 million in synthetic assets are considered replicated asset transactions as defined under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate cash flow mismatches of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets and its liabilities.

Credit default swaps involve a transfer of credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options in order to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivatives are also used to reduce the duration risk in certain investment portfolios. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2007 and 2006, collateral of $28 million and $15 million, respectively, was pledged by the counterparties. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $68 million and $43 million as of December 31, 2007 and 2006, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2007
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$45	$1,124	$—	$—
Currency swaps	(11)	83	9	43
Credit default swaps	2	82	—	1
Options	60	1,596	—	—
Forward contracts	(1)	94	—	40
Financial futures—long positions	—	127	—	—

Total	$95	$3,106	$9	$84

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2006
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$21	$1,127	$—	$—
Currency swaps	(3)	68	4	22
Credit default swaps	—	46	—	13
Options	39	1,243	—	—
Forward contracts	(1)	72	—	40
Financial futures—long positions	—	16	—	—

Total	$56	$2,572	$4	$75

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	December 31, Remaining Life of Notional Amount
	One year	Two Through Five Years	Six Through Ten Years	After Ten Years	Total 2007	Total 2006
Interest rate swaps	$237	$201	$376	$310	$1,124	$1,127
Options	—	—	248	1,348	1,596	1,243
Currency swaps	20	34	65	7	126	90
Other derivatives	270	49	25	—	344	187

Total	$527	$284	$714	$1,665	$3,190	$2,647

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2007	2006
	(In Millions)
Open interest rate swaps in a fixed receive position	$762	$747
Open interest rate swaps in a fixed pay position	362	380
Other interest related swaps	—	—

Total interest rate swaps	$1,124	$1,127

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

7.	Fair value of financial instruments

The following fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following table summarizes the Company’s financial instruments:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$3,250	$3,221	$3,457	$3,430
Preferred stocks	14	13	15	15
Common stocks—unaffiliated	39	39	59	59
Mortgage loans	1,222	1,226	1,062	1,054
Policy loans	167	161	153	147
Derivative financial instruments	95	95	56	56
Cash, cash equivalents and short-term investments	90	90	354	354

Financial liabilities:
Derivative financial instruments	$9	$9	$4	4
Securities sold under agreements to repurchase	51	51	—	—
Investment-type insurance contracts:
Individual annuity investment contracts	3,036	3,097	3,436	3,348
Supplementary investment contracts	4	4	6	6

As of December 31, 2007 and 2006, 72.5% and 74.1%, respectively, of bond securities were priced by external vendors and broker quotations. Internal models were used to price 27.5% and 25.9% of bond securities as of December 31, 2007 and 2006, respectively.

The average fair value of derivative financial instrument assets was $76 million and $54 million during 2007 and 2006, respectively. The average fair value of derivative financial instrument liabilities was $7 million and $9 million during 2007 and 2006, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes the deferred and uncollected life insurance premium, gross and net of loading.

	December 31,
	2007		2006
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary renewal	$(19)	$(16)	$(20)	$(18)
Group life	1	1	1	1

Total	$(18)	$(15)	$(19)	$(17)

9.	Related party transactions

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $79 million, $86 million and $100 million in 2007, 2006 and 2005, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis. As of December 31, 2007 and 2006, the net amounts due to MassMutual were $23 million and $24 million, respectively. These outstanding balances are billed quarterly and are due and payable within 30 days.

The Company and its subsidiary, Bay State, participates in variable annuity exchange programs with its parent, MassMutual, whereby certain variable annuity contract holders of either company can make non-taxable exchanges of their contract for an enhanced variable annuity contract of the other company. The Company recorded premium income of $8 million, $10 million, and $20 million and surrender benefits of $90 million, $74 million, and $19 million in 2007, 2006, and 2005, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate them or be compensated for lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company has recorded commissions receivable of less than $1 million as of December 31, 2007, 2006, and 2005 and has received net commissions of $1 million and $4 million for the years ended December 31, 2007 and 2006 , respectively. For the year ended December 31, 2005, the Company paid net commissions of $1 million.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The modified coinsurance adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.28% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $46 million in 2007, $49 million in 2006 and $46 million in 2005 and was not exceeded in any of the years.

The Company has coinsurance agreements with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

The net amounts outstanding with MassMutual for the various reinsurance agreements were $2 million due from MassMutual as of December 31, 2007, and $7 million due to MassMutual as of December 31, 2006, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the various reinsurance agreement transactions between the Company and MassMutual:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Premium income ceded, related to:
Modified coinsurance agreements	$16	$17	$19
Stop-loss agreements	1	1	1
Coinsurance agreements	74	81	86

Expense allowances on reinsurance assumed, included in fees and other income, related to:
Modified coinsurance agreements	5	5	6
Coinsurance agreements	18	18	19

Policyholder benefits ceded, related to:
Modified coinsurance agreements	39	38	39
Coinsurance agreements	46	65	29
Modified coinsurance adjustments ceded, included in fees and other income	35	36	34

Experience refunds received	1	1	2

10.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or an in excess of the retention limit arrangement. The amounts reinsured are on a yearly renewable term or coinsurance basis.

The Company and its officers and directors do not own any portion of a reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the U.S. and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $227 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Financial Statements were as follows:

	December 31,
	2007	2006
	(In Millions)
Reserves ceded	$266	$256
Amounts recoverable from reinsurers	14	20

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Premium ceded	$71	$66	$62
Reinsurance recoveries	56	56	65

As of December 31, 2007, one reinsurer accounted for 39% of the outstanding reinsurance recoverable and the next largest reinsurer had 15% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

11.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2007		2006
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Individual annuities	$3,039	4.5% - 9.0%	$3,439	4.5% - 9.0%
Individual universal and variable life	1,489	2.5% - 4.5%	1,466	2.5% - 4.5%
Group life	69	2.5% - 4.0%	67	2.5% - 4.0%
Individual life	20	2.5% - 4.5%	23	2.5% - 4.5%

Total	$4,617		$4,995

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $8 million and $10 million as of December 31, 2007 and 2006, respectively, were included in liabilities for deposit-type contracts. The interest rate on supplementary contracts was 3.0% as of December 31, 2007 and 2006.

c.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death benefits (“GMDB”) on annuity and variable universal life contracts:

	Annuity GMDB	Life GMDB	Total
	(In Millions)
December 31, 2007	$4	$5	$9
December 31, 2006	4	6	10

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death benefits classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2007			December 31, 2006
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$2,991	$64	62	$3,407	$85	61

Account balances of annuity contracts with GMDB guarantees invested in separate accounts were $2,630 million and $2,958 million as of December 31, 2007 and 2006, respectively. In addition to the amount invested in separate account options, $361 million and $449 million of account balances of annuity contracts with GMDB guarantees were invested in general account options as of December 31, 2007 and 2006, respectively.

The Company sells universal life and variable universal life type contracts, a portion of which offer secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2007 and 2006, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $390 million and $262 million, respectively.

The determination of GMDB reserves is based on actuarial guidelines. Reserve assumptions for GMDB benefits generally anticipate payout between ages 60 and 90.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2007	2006
	(In Millions)
Total deferred tax assets	$166	$177
Total deferred tax liabilities	(33)	(17)

Net deferred tax asset	133	160
Deferred tax assets nonadmitted	(108)	(131)

Net admitted deferred tax asset	$25	$29

Decrease in nonadmitted asset	$23	$18

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Federal income tax expense on operating earnings	$5	$6	$35
Federal income tax benefit on net capital losses	(1)	(12)	(12)

Total federal income tax expense (benefit)	$4	$(6)	$23

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2007	2006
	(In Millions)
Deferred tax assets:
Reserve items	$68	$85
Policy acquisition costs	68	70
Investment items	20	11
Unrealized investment losses	4	2
Nonadmitted assets	2	3
Other	4	6

Total deferred tax assets	166	177
Nonadmitted deferred tax assets	(108)	(131)

Admitted deferred tax assets	58	46

Deferred tax liabilities:
Unrealized investment gains	28	9
Deferred and uncollected premium	2	2
Reserve items	1	2
Other	2	4

Total deferred tax liabilities	33	17

Net admitted deferred tax asset	$25	$29

The change in net deferred income taxes, excluding amounts nonadmitted, is comprised of the following and is presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statements of Changes in Surplus:

	Years Ended December 31,
	2007	2006
	(In Millions)
Change in deferred tax assets	$(11)	$(11)
Change in deferred tax liabilities	(16)	—

Decrease in deferred tax asset	(27)	(11)
Less items not recorded in the change in net deferred income taxes:
Tax effect of unrealized gains	19	(2)
Tax effect of unrealized losses	(2)	7

Decrease in net deferred income taxes	$(10)	$(6)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2007, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

The components of federal income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2007		2006		2005
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$26	35%	$30	35%	$32	35%
Investment items	(11)	(15)	(23)	(26)	(28)	(31)
Tax credits	(2)	(3)	(2)	(3)	(1)	(1)
Change in reserve valuation basis	—	—	(4)	(5)	—	—
Nonadmitted assets	—	—	(1)	(1)	—	—
Other	1	1	—	—	4	4

Total statutory income tax expense	$14	18%	$—	0%	$7	7%

Federal income tax (benefit) expense	$4		$(6)		$23
Change in net deferred income taxes	10		6		(16)

Total statutory income tax expense	$14		$—		$7

During the years ended December 31, 2007, 2006 and 2005, the Company paid federal income taxes in the amounts of $37 million, $26 million and $26 million, respectively. As of December 31, 2007, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $18 million in 2007, $4 million in 2006 and $17 million in 2005.

The Company is included in a consolidated U.S. federal income tax return with its parent, Massachusetts Mutual Life Insurance Company (“MassMutual”), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U. S. subsidiaries. The Company also files income tax returns in various state and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is still evaluating the applicability of FIN 48 to statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5, “Liabilities, Contingencies and Impairments of Assets”.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits:

(In Millions)
Balance, January 1, 2007	$38
Gross decrease related to positions taken in prior years	(17)
Gross increase related to positions taken in current year	3
Gross decrease related to settlements	(11)
Gross increase (decrease) related to lapse of statutes of limitations	—

Balance, December 31, 2007	$13

Included in the liability for unrecognized tax benefits at December 31, 2007, are $13 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for unrecognized tax benefit balance as of December 31, 2007 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate. The total amount of unrecognized tax benefits is not expected to decrease significantly within the next 12 months.

The Company recognized accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of interest and penalties recognized in the Company’s financial statements as of December 31, 2007 was $1 million.

The IRS recently completed its examination of the Company’s income tax returns for the tax years 2002 through 2003. The IRS issued a Revenue Agent’s Report proposing to assess the Company additional income taxes for the years 2002 through 2003. In 2007, the Company made additional payments of $13 million with respect to tax years 2002 through 2003. In 2007, MassMutual filed a Letter of Protest with IRS Appeals on behalf of the Company contesting some of the proposed adjustments. Even if the Company were not to prevail on these contested proposed adjustments, the Company would not suffer a material change to its financial position or liquidity. In 2006, the Company settled tax issues with the federal government for the years 1998 through 2001. As a result of this settlement, the Company’s tax liability was reduced by $16 million in 2006. Settlement has been reached with the IRS for tax years prior to 2002, although the Company has reserved the right to pursue refunds for certain pre-2002 contested issues. As of December 31, 2007 and 2006, the Company has no protective deposits recognized as admitted assets.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Shareholder’s equity

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. The Company is required to obtain prior approval for dividend payments in 2008.

14.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments. The Company mitigates its currency exposures related to its investments through the use of derivatives.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Risks related to credit markets

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management did not believe that significant concentrations of credit risk existed as of and for the year ended December 31, 2006.

In 2007, the slowing of the U.S. housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators have led to higher delinquency and loss rates, reduced credit availability and liquidity in the residential loan market. The Company has implemented a stringent review process for determining the fair value of securities containing these risk characteristics. Cash flows were modeled for every bond using prepayment and default assumptions that varied according to collateral attributes. Bonds with nontrivial credit exposure were modeled across a variety of prepayment and default scenarios, spanning the range of possible outcomes specific to each individual security. Resulting cash flows were discounted at spreads consistent with the residential mortgage market’s weakness and the uncertainty around the magnitude and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

timing of cash flows. This review process provided a framework for deriving other-than-temporary impairment losses. In these analyses, data quality of loan vintage, collateral type and investment structure are critical elements of determining fair values.

The fair value of subprime and Alt-A investments are highly sensitive to evolving conditions that can impair the cash flows realized by investors. Determining fair value is made more difficult by the lack of observable prices, uncertainty of credit ratings, and the current liquidity crisis which may continue into the foreseeable future. The ultimate emergence of losses is subject to uncertainty. A significant, unexpected credit event could change management’s view of these assets. If defaults were to increase significantly above the stresses imposed in our analysis or collateral performance was much worse than expected, management would need to reassess whether such credit events have changed the underlying dynamics of the market and the expected performance of these assets.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

The Company and MassMutual, together with numerous other defendants, have been named in an adversary proceeding in the Enron bankruptcy.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2007, the Company has paid $22 million of the original $43 million accrual. Additionally in 2007, the Company revised this estimate and reduced the liability by $2 million.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Regulatory inquiries

The Company and its parent are subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with examinations and investigations, the Company and its parent have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, Financial Industry Regulatory Authority, Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and eight years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2007, the Company had the following commitments:

	2008	2009	2010	2011	Thereafter	Total
	(In Millions)
Private placements	$41	$9	$1	$2	$17	$70
Mortgage loans	14	30	11	1	1	57
Real estate	2	—	—	—	—	2
Partnerships and LLCs	16	2	14	41	44	117
LIHTC investments (including equity contributions)	1	2	—	—	—	3

Total	$74	$43	$26	$44	$62	$249

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2007 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$31	1%
At book value less current surrender charge of 5% or more	429	7
At fair value	2,618	46

Subtotal	3,078	54
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,576	45
Not subject to discretionary withdrawal	11	1

Total	$5,665	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2007:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,039
Liabilities for deposit-type contracts	8

Subtotal	3,047
Separate Account Annual Statement:
Annuities	2,618

Total	$5,665

b.	Separate accounts

The Company has separate accounts classified as non-guaranteed, which are variable accounts where the benefit is determined by the performance and/or market value of the investment held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2007 is as follows:

Non-Guaranteed
(In Millions)
Net premium, considerations or deposits	$150

Reserves:
For accounts with assets at:
Fair value	$3,148
Amortized cost	—

Total reserves	3,148
Other liabilities	31

Total	$3,179

By withdrawal characteristics:
Subject to withdrawal:
At book value without fair value adjustment and current surrender charge of 5% or more	$367
At fair value, which may or may not have a surrender charge	2,618
At book value without fair value adjustment and with current surrender charge less than 5%	163

Subtotal	3,148
Other liabilities	31

Total	$3,179

For the year ended December 31, 2007, net transfers from separate accounts included in the Statutory Statements of Income were $446 million, which included transfers to separate accounts of $150 million and transfers from separate accounts of $596 million.

16.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following:

	Years Ended December 31,
	2007	2006	2005
	(In Millions)
Exchange of bonds for bonds	$151	$119	$96
Stock to stock conversions	12	2	3
Net investment income in-kind bonds	3	2	1
Other invested asset stock distribution	—	2	—

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2007 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Private Equity Fund Investor, LLC

MMC Equipment Finance LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Holding MSC, Inc.

MassMutual International LLC

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 97.7%

MassMutual Baring Holding, LLC

MML Financial, LLC

MassMutual Capital Partners LLC

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 24.    Financial Statements And Exhibits

(a)  Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2007

Statements of Operations and Changes in Net Assets for the years ended December 31, 2007 and 2006

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2007 and 2006

Statutory Statements of Income for the years ended December 31, 2007, 2006 and 2005

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2007, 2006 and 2005

Statutory Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005

Notes to Statutory Financial Statements

(b)  Exhibits

Exhibit 1	Resolution of Board of Directors of C.M. Life authorizing the establishment of the Separate Account.[5]

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.[1] (ii) Variable Products Dealer Agreement.[6] (iii) Underwriting and Servicing Agreement.[1]

Exhibit 4	Individual Variable Deferred Annuity Contract with Flexible Purchase Payments[7]

Exhibit 5	Form of Application Form.[7]

Exhibit 6	(i) Copy of Articles of Incorporation of C.M. Life.[2] (ii) Copy of the Bylaws of C.M. Life.[2]

Exhibit 7	Not Applicable.

Exhibit 8

(a) Fund Participation Agreements

Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc.[9]

Copy of the Form of Participation Agreement with Panorama Series Fund, Inc.[3]

Copy of the Form of Participation Agreement with Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.[4]

Form of Participation Agreement with ING Variable Products Trust.[9]

Form of Participation Agreement with MML Series Investment Fund.[8]

Form of Participation Agreement with MML Series Investment Fund II.[8]

Form of Participation Agreement with PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC.[9]

Form of Participation Agreement with AIM Variable Insurance Funds, Inc.[9]

(b) Rule 22c-2 Agreements[11]

AIM Variable Insurance Funds

Fidelity Variable Insurance Products Fund

ING Variable Products Trust

MML Series Investment Fund

MML Series Investment Fund II

Oppenheimer Variable Account Funds

Panorama Series Fund, Inc.

PIMCO Variable Insurance Trust

Exhibit 9	Opinion of and Consent of Counsel*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP*

(ii) Powers of Attorney:

Stuart H. Reese[9]

Norman A. Smith[9]

Isadore Jermyn[9]

Michael Rollings[10]

Peter Lahaie[9]

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	Not Applicable.

[1]	Incorporated by reference to Initial Registration Statement 33-61679 filed on Form N-4 on August 9, 1995.
[2]	Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072, filed on April 24, 1998.
[3]	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
[4]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.
[5]	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-61679, filed on April 27, 1998.
[6]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.
[7]	Incorporated by reference to Initial Registration Statement No. 333-95845 filed on Form N-4 on February 1, 2000.

[8]	Incorporated by reference to Initial Registration Statement No. 333-130156 filed on December 6, 2005.
[9]	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.
[10]	Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 33-45122, filed on Form N-4 in April 2007.
[11]	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.
*	Filed herewith.

Item 25.    Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Isadore Jermyn, Director, Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	Stephen L. Kuhn, Director, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111

Stuart H. Reese, Chairman, President and Chief Executive Officer (Principal Executive Officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors):

Roger W. Crandall, Executive Vice President — Investments 1295 State Street Springfield, MA 01111	Norman A. Smith, Vice President and Controller (Principal Accounting Officer) 1295 State Street Springfield, MA 01111

William F. Glavin, Jr., Executive Vice President 1295 State Street Springfield, MA 01111	Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Executive Vice President and Chief Financial Officer (Principal Financial Officer) 1295 State Street Springfield, MA 01111

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual.

C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%)

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation that holds a “corporation” real estate license.

c.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%)

d.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest –58%—of DP.)

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e.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

f.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine II Leveraged LP and Almack Mezzanine II Unleveraged LP.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 97.7%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

3

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

7.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (Owned 95% by OFI Institutional Asset Management, Inc. and 5% by OppenheimerFunds, Inc.)

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8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

a.)	OFI Institutional Asset Management, Ltd., (February 6, 2007), a limited liability company formed in England.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

8.)	Tremont GP, Inc., a Delaware corporation.

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6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual investments.

9.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

10.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung.)

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4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited—50%.)

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC—.07%; 1279342 Ontario Limited – 20.5%)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada – 99.99 % and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. 39.01%)

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e.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 80.03%; MM Real Estate GK – 7.64%; Protective Capital (International) Ltd. – 6.38%; MassMutual Asia Limited – 5.93%; and MassMutual Life Insurance Company—.02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

f.	MM Real Estate GK, a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 1%; MassMutual International LLC – 99%)

g.	MassMutual Global Wealth Management Limited, a Guernsey company that is the fund manager for its two subsidiary companies.

11.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

12.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

c.	Invicta Holdings LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company.

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1.)	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

2.)	Invicta Capital LLC (April 12, 2006), a Delaware limited liability company that will guarantee the obligations of Invicta Credit LLC.

a.)	Invicta Credit LLC (April 12, 2006). a Delaware limited liability company that will operate as a credit derivative product company selling credit protection using credit default swaps.

13.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

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e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

iii.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa. Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

i. Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

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ii. Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii. Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv. Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v. Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.) Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.) Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.) Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.) Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

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14.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide.

a.	Winmark Special Finance LLC (May 18, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets.

b.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

c.	WEF Seller LLC 2006-A (January 26, 2007), a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

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1.)	WEF Issuer LLC 2006-A (October 17, 2005), a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes.

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II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	OFI Tremont Market Neutral Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer Baring SMA International Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Emerging Technologies Fund (in the process of de-registering)

•	Oppenheimer Enterprise Fund (in the process of de-registering)

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Equity Income Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Growth Fund (in the process of de-registering)

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer Master International Value Fund, LLC

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund, Inc.

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Trust

•	Oppenheimer Transition 2010 Fund

•	Oppenheimer Transition 2015 Fund

•	Oppenheimer Transition 2020 Fund

•	Oppenheimer Transition 2025 Fund

•	Oppenheimer Transition 2030 Fund

•	Oppenheimer Transition 2040 Fund

•	Oppenheimer Transition 2050 Fund

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27.    Number Of Contract Owners

As of February 4, 2008, the number of contract owners was 26,082.

Item 28.    Indemnification

RULE 484 UNDERTAKING

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State and for the MML Series Investment Fund and the MML Series Investment Fund II.

(b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

(c)  See the section captioned “Distribution” in the Statement of Additional Information.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
William F. Glavin	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer, Vice President and Treasurer

Andrew Dickey	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Chief Compliance Officer and Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Donald Towse	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Denise Kresock	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Camille Donald	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	U.S. Insurance Group Supervisor	1295 State Street Springfield, MA 01111-0001

Ellen Dziura	Retirement Income Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

William McCauley	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Douglas Russell	Variable Annuity Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Jo-Anne Rankin	Variable Life Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, CT 06082.

Item 31.    Management Services

Not Applicable.

Item 32.    Undertakings

a.  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b.  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c.  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d.  C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual or group deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, C.M. Multi-Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 9 to Registration Statement No. 333-95845 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on April 24, 2008.

C.M. MULTI-ACCOUNT A

C.M. LIFE INSURANCE COMPANY

(Depositor)

/s/    STUART H. REESE*

By:

Stuart H. Reese

Chairman, President and
Chief Executive Officer

C.M. Life Insurance Company

/s/    STEPHEN L. KUHN

*Stephen L. Kuhn

On April 24, 2008, as Attorney-in-Fact pursuant to powers of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ STUART H. REESE*	Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2008
Stuart H. Reese

/S/ MICHAEL T. ROLLINGS*	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2008
Michael T. Rollings

/s/ NORMAN A. SMITH*	Vice President and Controller (Principal Accounting Officer)	April 24, 2008
Norman A. Smith

/s/ STEPHEN L. KUHN	Director	April 24, 2008
Stephen L. Kuhn

/S/ ISADORE JERMYN*	Director	April 24, 2008
Isadore Jermyn

/s/ Stephen L. Kuhn * Stephen L. Kuhn	On April 24, 2008, as Attorney-in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 9 to Registration Statement No. 333-95845, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JAMES M. RODOLAKIS

James M. Rodolakis
Vice President and
Senior Counsel
for MassMutual

EXHIBIT INDEX

Exhibit 9	Opinion of and Consent of Counsel.

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP